As filed with the Securities and Exchange Commission on April 27 , 2018
Registration Nos. 333-199057/811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
PRE-EFFECTIVE AMENDMENT NO.                         [ ]
POST-EFFECTIVE AMENDMENT NO. 4                        [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 167                             [X]

WRL SERIES LIFE ACCOUNT
          (Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
(Depositor)
(Former Depositor, Western Reserve Life Assurance Co. of Ohio)
570 Carillon Parkway
St. Petersburg, FL  33716
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number:
(727) 299-1800
____________________________

Arthur D. Woods, Esq.
Transamerica Premier Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL  33716
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     Immediately upon filing pursuant to paragraph (b)
X on May 1, 2018 , pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a) (1)
    On (Date), pursuant to paragraph (a) (1)

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
Information Required in a Prospectus

PROSPECTUS
May 1, 2018

WRL FINANCIAL FREEDOM BUILDER®
issued through
WRL Series Life Account by
Transamerica Premier Life Insurance Company
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction	Direct or Send to:
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
Payments made by check	PO Box 742583, Cincinnati, OH 45274-2583 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Financial Freedom Builder®, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (the “Series Trust”), Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Funds”), the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Product Trust (“Franklin Templeton”), (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy.  We do not currently offer this Policy for sale to new purchasers.

 The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the underlying portfolios must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY
Transamerica Series Trust		Transamerica Series Trust (Cont.)			ProFunds (Cont.)
➢	Transamerica AB Dynamic Allocation VP	➢	Transamerica PIMCO Tactical – Balanced VP	➢	ProFund VP Falling U.S. Dollar
➢	Transamerica Aegon Government Money Market VP	➢	Transamerica PIMCO Tactical – Conservative VP	➢	ProFund VP Financials
➢	Transamerica Aegon High Yield Bond	➢	Transamerica PIMCO Tactical – Growth VP	➢	ProFund VP Government Money Market
➢	Transamerica Aegon U.S. Government Securities VP	➢	Transamerica PIMCO Total Return VP	➢	ProFund VP International
➢	Transamerica Barrow Hanley Dividend Focused VP	➢	Transamerica QS Investors Active Asset Allocation – Conservative VP	➢	ProFund VP Japan
➢	Transamerica BlackRock Global Allocation VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	➢	ProFund VP Mid-Cap
➢	Transamerica BlackRock Tactical Allocation VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate VP	➢	ProFund VP NASDAQ-100
➢	Transamerica Clarion Global Real Estate Securities VP	➢	Transamerica Small/Mid Cap Value VP	➢	ProFund VP Oil & Gas
➢	Transamerica Greystone International Growth	➢	Transamerica T. Rowe Price Small Cap VP	➢	ProFund VP Pharmaceuticals
➢	Transamerica Janus Balanced VP	➢	Transamerica Torray Concentrated Growth VP	➢	ProFund VP Precious Metals
➢	Transamerica Janus Mid-Cap Growth VP	➢	Transamerica WMC US Growth VP	➢	ProFund VP Short Emerging Markets
➢	Transamerica Jennison Growth VP		Fidelity Funds	➢	ProFund VP Short International
➢	Transamerica JPMorgan Asset Allocation – Conservative VP	➢	Fidelity Index 500 Portfolio	➢	ProFund VP Short NASDAQ-100
➢	Transamerica JPMorgan Asset Allocation – Growth VP		AllianceBernstein Variable Products Series Fund	➢	ProFund VP Short Small-Cap
➢	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	➢	AB Balanced Wealth Strategy Portfolio	➢	ProFund VP Small-Cap
➢	Transamerica JPMorgan Asset Allocation – Moderate VP		Franklin Templeton Variable Products Trust	➢	ProFund VP Small-Cap Value
➢	Transamerica JPMorgan Core Bond VP	➢	Franklin Founding Funds Allocation VIP Fund	➢	ProFund VP Telecommunications
➢	Transamerica JPMorgan Enhanced Index VP		ProFunds	➢	ProFund VP UltraNASDAQ - 100
➢	Transamerica JPMorgan International Moderate Growth VP	➢	ProFund VP Asia 30	➢	ProFund VP UltraSmall-Cap
➢	Transamerica JPMorgan Tactical Allocation VP	➢	ProFund VP Basic Materials	➢	ProFund VP U.S. Government Plus
➢	Transamerica Managed Risk – Balanced ETF VP	➢	ProFund VP Bull	➢	ProFund VP Utilities
➢	Transamerica Managed Risk – Growth ETF VP	➢	ProFund VP Consumer Services		Access Trust
➢	Transamerica Morgan Stanley Capital Growth VP	➢	ProFund VP Emerging Markets	➢	Access VP High Yield Fund
➢	Transamerica Multi-Managed Balanced VP	➢	ProFund VP Europe 30

Table of Contents                                                                          WRL Financial Freedom Builder®

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexibility	1
Death Benefit	1
Cash Value	2
Investment Options	2
Tax Information	2
Risks of Your Policy	3
Long-Term Financial Planning	3
Risk of an Increase in Current Fees and Expenses	3
Investment Risks	3
Risks of Managing General Account Assets	3
Premium Payments	3
Lapse	3
Withdrawals and Loans	3
Surrenders	4
Tax Consequences of Withdrawals, Surrenders and Loans	4
Portfolio Risks	4
Fee Tables	4
Range of Expenses for the Portfolios	11
Transamerica Premier, the Separate Account, the Fixed Account and the Portfolios	11
Financial Condition of the Company	11
The Separate Account	12
The Fixed Account	13
The Portfolios	13
Selection of Underlying Portfolios	22
Addition, Deletion or Substitution of Portfolios	23
Your Right to Vote Portfolio Shares	23
Charges and Deductions	23
Premium Charges	24
Monthly Deductions	24
Mortality and Expense Risk Charge	25
Surrender Charge	25
Pro Rata Decrease Charge	26
Transfer Charge	26
Loan Interest Rate Charged	27
Change in Net Premium Allocation Charge	27
Cash Withdrawal Charge	27
Taxes	27
Rider Charges	27
Portfolio Expenses	28
Revenues We Receive	28
The Policy	29
Ownership Rights	29
Modifying the Policy	30
Purchasing a Policy	30
Tax Free "Section 1035" Exchanges	30
When Insurance Coverage Takes Effect	30
Backdating a Policy	32
Premiums	32
Allocating Premiums	32
Premium Flexibility	33
Planned Periodic Payments	33
Minimum Monthly Guarantee Premium	33
No Lapse Guarantee	33

i

Premium Limitations & Payments	34
Transfers	34
General	34
Disruptive Trading and Market Timing	35
Telephone, Fax and Online Privileges	37
Fixed Account Transfers	38
Conversion Rights	38
Dollar Cost Averaging	38
Asset Rebalancing Program	39
Third Party Asset Allocation Services	40
Policy Values	40
Cash Value	40
Net Surrender Value	41
Subaccount Value	41
Subaccount Unit Value	41
Fixed Account Value	42
Death Benefit	42
Death Benefit Proceeds	42
Death Benefit	42
Effect of Cash Withdrawals on the Death Benefit	44
Choosing Death Benefit Options	44
Changing the Death Benefit Option	44
Decreasing the Specified Amount	45
No Increases in the Specified Amount	45
Payment Options	45
Surrenders and Cash Withdrawals	45
Surrenders	45
Cash Withdrawals	46
Canceling a Policy	47
Signature Guarantees	47
Loans	48
General	48
Loan Interest Spread	49
Loan Reserve Account Interest Rate Credited	49
Effect of Policy Loans	49
Policy Lapse and Reinstatement	49
Lapse	49
No Lapse Guarantee	50
Reinstatement	50
Federal Income Tax Considerations	51
Tax Status of the Policy	51
Tax Treatment of Policy Benefits	51
Other Policy Information	54
Settlement Options	54
Benefits at Maturity	55
Payments We Make	55
Split Dollar Arrangements	55
Policy Termination	56
Assignment of the Policy	56
Supplemental Benefits (Riders)	56
Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")	56
Other Insured Rider	57
Children's Insurance Rider	58
Accidental Death Benefit Rider	58
Disability Waiver Rider	58
Disability Waiver and Income Rider	59
Terminal Illness Accelerated Death Benefit Rider	59
Additional Information	60

ii

Unclaimed or Abandoned Property	60
Sending Forms and Transaction Requests in Good Order	60
Distribution of the Policies	60
Legal Proceedings	61
Financial Statements	62
Glossary	63
Appendix A – Surrender Charge Per Thousand	67
Appendix A-1: Surrender Charge Factors	69
Prospectus Back Cover	70

iii

Policy Benefits/Risks Summary    WRL Financial Freedom Builder®

This summary describes the Policy’s important benefits and risks.  The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.
Policy Benefits
The Policy in General
•
The WRL Financial Freedom Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance that you own.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.
•
You will have a free look period once we deliver your Policy.  You may return the Policy with the original signature during this period and receive a refund. Please see the section of this prospectus entitled “Canceling a Policy” for a description of the free look period.

•
After the third Policy year you may either change the death benefit option or decrease the specified amount once each Policy year.  A decrease in specified amount is limited to no more than 20% of the specified amount before the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.  We do not allow increases in specified amount.  For further details, please see “Death Benefits – Decreasing the Specified Amount” in this prospectus.

•
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 4% annual interest) or in any of the subaccounts of the WRL Series Life Account (the “Separate Account”), which are described in this prospectus.  The fixed account is not available to you if your Policy was issued in the State of New Jersey.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse period guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

•	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

Flexibility
The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.
•	Change the Death Benefit Option.
•	Decrease the amount of life insurance coverage.
•	Change the beneficiary.
•	Transfer cash value among investment options available under the Policy.
•	Take a loan against the Policy.
•	Take cash withdrawals or surrender the Policy.
Death Benefit
If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable law and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:
•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B. the death benefit is the greatest of:
	>	The specified amount plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greatest of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value
Cash value is the sum of the value of your investments in the subaccounts plus the value of the fixed account (including the loan reserve account) on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:
•
Withdrawals – You can withdraw part of your Policy’s surrender value once each policy year after the first policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first policy year, you can take a loan from the Policy using your Policy’s net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge if you surrender your Policy.

Investment Options
You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information
 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy.  As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy
Long-Term Financial Planning
The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries.  The Policy is not suitable as a short-term savings vehicle. The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the section of this prospectus “Fee Tables” and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks
If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets
The general account assets of Transamerica Premier Life Insurance Company (“TPLIC”; “Transamerica Premier”; the “Company”) are used to support the payment of the death benefit under the Policies.  To the extent that Transamerica Premier is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk and are also subject to the claims of Transamerica Premier’s general creditors. Transamerica Premier’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments
Federal tax laws limit the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse
Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans
Making a withdrawal or taking a loan may:
•	Reduce your Policy’s specified amount.
•	Reduce the death benefit proceeds paid to your beneficiary.
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and possibly a penalty tax.
Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders
If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.  If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½ or older. Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus within the corresponding fund’s prospectus.  Please refer to these fund prospectuses for more information.

 There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering your Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

The first table describes the types of fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Charge	Upon payment of each premium
Premium Expense Charge		First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+
Premium Collection Charge		$3.00 per premium payment	$3.00 per premium payment
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years
Maximum Charge[4]		$57.00 per $1,000 of specified amount during first Policy year.	$57.00 per $1,000 of specified amount during first Policy year.
Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.
Charge for a Policy[6] insuring a male, issue age 30 in the ultimate select non-tobacco use class		$12.52 per $1,000 of specified amount during first Policy year.	$12.52 per $1,000 of specified amount during first Policy year.

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $ 20 for overnight delivery ($ 30 for Saturday delivery); and $50 for wire service.  You can obtain further information about these administrative charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy.  The surrender charge is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars in the Policy’s specified amount (as stated in the Policy), multiplied by the surrender charge factor.  The surrender charge factor varies with the insured’s age and number of years the Policy has been in force.  The surrender charge factor on a Policy where the insured’s age on the Policy date is less than 40 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date.  For a Policy where the age on the Policy date is greater than 39, the surrender charge factor is less than 1.00 at the end of the First Policy year and decreases every year until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table may not be typical of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6Because we no longer offer this version of the WRL Financial Freedom Builder, the information regarding the “representative insured” has not been updated since sales terminated in 2003.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Transfer Charge[7]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider[8]	When rider is exercised	Discount Factor	Discount Factor

  The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month

7 The first 12 transfers per Policy year are free.
8 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”). For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[9] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge[11]		$24.85 per $1,000 of net amount at risk per month[12]	$21.12 per $1,000 of net amount at risk per month[12]
Minimum Charge[13]		$0.06 per $1,000 of net amount at risk per month[12]	$0.06 per $1,000 of net amount at risk per month[12]
Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of net amount at risk per month[12]	$0.12 per $1,000 of net amount at risk per month[12]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[14]	On Policy Anniversary[15]	1.49% (effective annual rate, after rounding)	0.74% (effective annual rate, after rounding)

9Cost of insurance rates are based on a number of factors including, but not limited to: each insured’s attained age, sex, underwriting class, the Policy’s specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
10We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
12The net amount at risk equals the death benefit on a Monthiversary divided by 1.0032737 minus the cash value on such Monthiversary.
13This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile underwriting class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
14The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.   We will also currently credit the amount in the loan collateral account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.
15While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured’s death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[16]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male[6] insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[20]		$0.39 per $1,000 of Policy’s net amount at risk per month[12]	$0.39 per $1,000 of Policy’s net amount at risk per month[12]
Minimum Charge[21]		$0.03 per $1,000 of Policy’s net amount at risk per month[12]	$0.03 per $1,000 of Policy’s net amount at risk per month[12]
Initial charge for a male[6] insured, issue age 30		$0.04 per $1,000 of Policy’s net amount at risk per month[12]	$0.04 per $1,000 of Policy’s net amount at risk per month[12]

16 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: some combination of each insured’s issue age or attained age, sex and underwriting class, Policy year, and rider face amount.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.
17 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
18 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
19 Disability Waiver charges are based on the insured’s issue age, sex and specified amount. The charges shown are for Base Policy only (no riders and benefits).  You can obtain more information about these riders by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units
Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units
Initial charge for a male[6] insured, issue age 30		$0.23 per $10 monthly rider units	$0.23 per $10 monthly rider units
Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[10] Maximum Charge[11] Minimum Charge[13]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
		$24.85 per $1,000 of rider face amount per month	$21.12 per $1,000 of rider face amount per month
		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

22 The charge for this rider is based on the insured’s issue age, sex and number of units of monthly disability income selected.
23 This maximum charge is based on an insured with the following characteristics: female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, issue age 27.  This minimum charge may also apply to insureds with other characteristics.
25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
26 Rider cost of insurance charges are based on each other insured’s issue age, sex and underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about this rider by contacting your registered representative.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90
Maximum Charge[27]		$18.46 per $1,000 of rider face amount per month	$14.91 per $1,000 of rider face amount per month
Minimum Charge[13]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Primary Insured Plus Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 85
Maximum Charge		$13.54 per $1,000 of rider face amount per month[28]	$10.93 per $1,000 of rider face amount per month[29]
Minimum Charge		$0.08 per $1,000 of rider face amount per month[30]	$0.04 per $1,000 of rider face amount per month[31]
Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

27 This maximum charge is based on an insured with the following characteristics: male, issue age 70, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
28 This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco use class and in the 10th Policy year.  This maximum charge may also apply to insureds with other characteristics.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 69, standard tobacco use class and the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, issue age 18, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, issue age 29, ultimate select non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies."
Range of Expenses for the Portfolios
The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2017 . 1, 2 Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.33%	3.09%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.33%	1.68%

1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the funds. The expenses shown are those incurred for the year ended December 31, 2017 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin  Founding Funds Allocation VIP Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Premier took into account the information received from those funds on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Founding Funds Allocation VIP Fund for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 5 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2019 .

Transamerica Premier, the Separate Account, the Fixed Account and the Portfolios
Transamerica Premier
Transamerica Premier Life Insurance Company, located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.
Financial Condition of the Company
The benefits under your Policy are paid by Transamerica Premier from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account." Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account.  We monitor reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments.  In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance products.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account - are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address -Transamerica Premier Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499-0001 -- or by calling us at (800) 851-9777, or by visiting our website www.premier.transamerica.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of TPLIC's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations - A.M. Best Company ( www.ambest.com), Moody's Investors Service (www.moodys.com), S&P Global (www.standardandpoors.com), and Fitch Ratings (www.fitchratings.com).
The Separate Account
 WRL Series Life Account was a separate account of WRL, established under Ohio law. Effective on October 1, 2014, WRL Series Life Account was re-domesticated under the laws of the State of Iowa and reestablished under TPLIC.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion.
•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time at our discretion.
•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.
The Fixed Account
The fixed account is part of Transamerica Premier's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Premier has sole discretion over the investment of the fixed account's assets. Transamerica Premier bears the full investment risk for all amounts contributed to the fixed account.  Please see the section above entitled “Risks of Managing General Account Assets.” Transamerica Premier guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated.  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease although it will never be lower than a guaranteed minimum annual effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or the monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was issued in the State of New Jersey.  You may not direct or transfer any premium payments or cash value to the fixed account.  The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Portfolios
The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.
Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio’s optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an “*” preceding the name of the portfolio in the first column of the chart below.
Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  (See chart below listing portfolios available under the Policy.)  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds or Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.
You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.premier.transamerica.com. You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AB Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, L.P.	Seeks capital appreciation and current income.
Transamerica Aegon Government Money Market VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Transamerica Aegon High Yield Bond VP2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high-yield debt securities.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
*Transamerica BlackRock Tactical Allocation VP3	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Securities LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Greystone International Growth VP4	Transamerica Asset Management, Inc. Greystone Managed Investments, Inc.	Seeks long-term capital appreciation.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Janus Mid-Cap Growth VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital appreciation.
1 There can be no assurance that the Transamerica Aegon Government Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Government Money Market VP subaccount may become extremely low and possibly negative. You could lose money by investing in this Fund.
2Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.  Please see the portfolio's prospectus for a complete description of the portfolio's investment strategies and the risks of investing in the portfolio.
4Formerly Transamerica MFS International Equity VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
*Transamerica JPMorgan Asset Allocation – Conservative VP5,6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
*Transamerica JPMorgan Asset Allocation – Growth VP5,7	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks long-term capital appreciation.
*Transamerica JPMorgan Asset Allocation – Moderate Growth VP5,8	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
*Transamerica JPMorgan Asset Allocation – Moderate VP5,9	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation and current income.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.

*Transamerica JPMorgan International Moderate Growth VP5,10	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Managed Risk – Balanced ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks to balance capital appreciation and income.
Transamerica Managed Risk – Growth ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
5Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
6Formerly, Transamerica Asset Allocation - Conservative VP
7Formerly, Transamerica Asset Allocation - Growth VP
8Formerly, Transamerica Asset Allocation - Moderate Growth VP
9Formerly, Transamerica Asset Allocation - Moderate VP
10 Formerly, Transamerica International Moderate Growth VP

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC J. P. Morgan Investment Management Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP++	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP++	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP++	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
Transamerica Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.; Thompson, Siegel & Walmsley, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP	Transamerica Asset Management, Inc. Torray LLC	Seeks to achieve long-term growth of capital.
++This portfolio invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the   investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica WMC US Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Fidelity Funds
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company FMR Co., Inc.; Geode Capital Management, LLC	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
AllianceBernstein variable products series fund, inc.:
AB Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the adviser’s determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund [11]	See Footnote 12	Seeks capital appreciation with income as a secondary goal.
PROFUNDS:
ProFund VP Asia 30 [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.
ProFund VP Bull [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index..
ProFund VP Consumer Services [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30 [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the basket of currencies included in the U.S. Dollar Index®.

11This portfolio is a fund of funds and invests in equal portions in Class 1 shares of the Franklin Income VIP Fund, Mutual Shares VIP Fund and Templeton Growth VIP Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
12Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
13 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

ProFund VP Financials [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP Government Money Market [13] , [14]	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International [13]	ProFund Advisors LLC
Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MCSI EAFE futures contracts traded in the United States.

ProFund VP Japan [13]	ProFund Advisors LLC
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average. The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the
Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund VP Mid-Cap [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Index.
ProFund VP NASDAQ-100 [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.
13 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
14 There can be no assurance that the ProFund VP Government Money Market will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Government Money Market may become extremely low and possibly negative. You could lose money by investing in this Fund.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Oil & Gas [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index.
ProFund VP Pharmaceuticals [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Pharmaceuticals SM Index.
ProFund VP Precious Metals [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals SM Index.
ProFund VP Short Emerging Markets [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the BNY Mellon Emerging Markets 50 ADR Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short International [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the "Index"). The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.  The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (-1x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

ProFund VP Short NASDAQ-100 [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

13 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short Small-Cap [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small-Cap [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index.
ProFund VP UltraNASDAQ-100 [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP UltraSmall-Cap [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP U.S. Government Plus [13]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

13 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Utilities [13]	ProFund Advisors LLC	Seeks investment results, before fees and expenses , that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.
ACCESS TRUST:
Access VP High Yield Fund [13] , [15]	ProFund Advisors LLC	Seeks to provide investment results that generally correspond to the total return of the high yield market consistent with maintaining reasonable liquidity.
13 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
15 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("TAM"), located at 1801 California Street, Suite 5200, Denver, Colorado 80202-2642, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Transamerica Premier (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub‑advisers to provide portfolio management services. TAM and each investment sub‑adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub‑advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109-3605, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds’ Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814-6527, serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFund and/or Access Trust VP prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105-0302, serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AB Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.
Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403-1906, serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the adviser, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.
Selection of Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Premier. Transamerica Premier may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenues We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

Addition, Deletion or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
Your Right to Vote Portfolio Shares
Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.
Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The death benefit, cash and loan benefits.
	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Charges
Before we allocate the net premium payments you make, we will deduct the following charges.

The premium expense charge is equal to:	•	6.0% of premiums during the first ten Policy years; and
	•	2.5% of premiums thereafter.

Note: Certain events (such as decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

The premium collection charge is equal to:	•	$3.00 per premium payment.
	•	We will not increase this charge.
Monthly Deductions
Monthly deductions will be withdrawn from each subaccount (and/or any available fixed account) in accordance with the current premium allocation instructions.  If the value of any account is insufficient to pay its portion of the monthly deductions then we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge for the Policy; plus
	•	The monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	The portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
	•	The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:
1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

	2.	Subtract the cash value on the Monthiversary.
	3.	Multiply the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:
•
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's attained age on the Policy date, sex, underwriting class, and the length of time that the Policy has been in force.  Cost of insurance rates generally will increase each year with the age of the insured. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tobacco and Non-Tobacco Tables (“1980 C.S.O. Tables”) and the insured's attained age, sex, and underwriting.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified, guaranteed issue or expedited basis.  Cost of insurance rates for any policies issued on a simplified, guaranteed issue or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy without riders.
Mortality and Expense Risk Charge
We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed.  This charge is equal to:
•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate.
Currently, the annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We may reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge
You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	Investment performance is low.

The surrender charge is equal to:	•	The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
	•	The number of thousands of specified amount as it is stated in the Policy; multiplied by
	•	The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount, using the rates found in Appendix A of this prospectus.

The surrender charge factor varies by the insured's issue age on the Policy date and number of years the Policy has been in force, but if the Policy has lapsed and been reinstated, the surrender charge is based on the amount of time that the Policy has been in force with no credit for periods of lapse. In no event are the surrender charge factors any greater than those shown in Appendix A-1.
Please see “Surrender Charge Factors” in Appendix A-1.
Pro Rata Decrease Charge
If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.
The pro rata decrease charge is equal to:	•	The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
	•	The number of thousands of specified amount decreased; multiplied by
	•	The surrender charge factor applicable at the time of the decrease. (See Appendix A.)

We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

•	A change in the death benefit option; or
•	A cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.
Transfer Charge
We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, we charge $25 for each additional transfer. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

•	For purposes of assessing this transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
•	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.
Loan Interest Rate Charged
We currently charge you an effective annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate, after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (in arrears) (4.0% guaranteed minimum).  After offsetting the 4.75% interest we credit, the net cost of standard loans currently is 0.74% annually, after rounding (1.49% maximum guaranteed, after rounding).  After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.
Change in Net Premium Allocation Charge
We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.
Cash Withdrawal Charge
After the first Policy year, you may take one cash withdrawal per Policy year if your net surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.
Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.
Rider Charges
The following charges apply if you elect any of the Riders available under your Policy as noted below. (See “Supplemental Benefits (Riders)”).

•
Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount rate is based on the Applicable Federal Interest Rate (1. 66 % for 2018 ) or the Policy loan interest rate, whichever is greater. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

•
Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, sex and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured’s issue age, sex and underwriting class, Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the primary insured’s attained age and rider face amount.  Charges generally will increase each year with the age of the insured.

•
Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver and Income Rider. We assess a rider charge based on the primary insured’s issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio - including, but not limited to - management fees and expenses, operating expenses and any 12b-1 fees. These fees and expenses reduce the value of your portfolio shares. Under certain circumstances, the board of directors of a government money market portfolio would have the discretion to impose a liquidity fee on redemptions from the money market portfolio and to implement a redemption gate that would temporarily suspend redemptions from the fund.  Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolios. This could possibly cause you to lose money on your fund redemption.

Please see the fund prospectuses for more detailed information about the portfolios.

 Revenues We Receive
 We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates  in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
•
Rule 12b-1 Fees.  We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Support Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts of payments may be significant.  Advisers or sub-advisers (or other affiliates) payments to us vary.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:
Incoming Payments to Transamerica Premier and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%
*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We, and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2017 we received $ 12,195,340.17 from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Premier and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

 Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship(s) or marketing allowance payments that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.  The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

 For the calendar year ended December 31, 2017, TCI and its affiliates received revenue sharing payments that totaled approximately $2, 900,000.00. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Allianz Distributors; American Century Investment Management, Inc.; American Funds; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Columbia Threadneedle Investments; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Goldman Sachs; Hartford; Invesco; Janus Capital Management LLC;  Jennison Associates LLC; John Hancock Investments; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP;   Lord Abbett & Co.; Manning & Napier Advisors; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Investment Management; Natixis Global Asset Management; Neuberger Berman; ; Oppenheimer Funds, Inc.; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; Prudential Investments;  Legg Mason Global Asset Management; Ridgeworth Investments;  Rockefeller & Co.; Schroder Investment Management; Systematic Financial Management; TIAA-Nuveen; Thompson, Siegel & Walmsley; The Vanguard Group, Inc.;  and Wellington Management Company.

            Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.
The principal rights an owner may exercise are:
•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

 Modifying the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.
Purchasing a Policy (Note: This Policy is not available for new sales.)
To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker‑dealer having a selling agreement with TCI (the principal underwriter for the Policy) and us.  We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000.  It declines to $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:
•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.
Tax‑Free "Section 1035" Exchanges
You can generally exchange one life insurance policy for another policy covering the same insured in a "tax‑free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current Policy is subject to a Policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)
When Insurance Coverage Takes Effect
Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed and have met all of the requirements in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all Conditional Receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the	•
Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:

The date of application; or
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

•

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	•	60 days from the date the application was signed;
	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	•	The Conditional Receipt is not valid unless:
		>	All blanks in the Conditional Receipt are completed; and
		>	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Premier’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situation as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

The Policy has been approved for issue – even if approved other than as applied for - and accepted in writing by the proposed owner and either:
1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges may be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will commence and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date if the Policy is backdated).  Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the subaccounts and/or the fixed account as you specified in your application.  Please Note: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading, but no later than 4:00 p.m. Eastern Time. (If premium or a transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.)  This is true whether the requested transaction comes in via fax, wire or other electronic means, or by telephone.
Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your billing coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Credit and Debit Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	Administrative Office
Backdating a Policy
If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.  Please Note:  State specific rules may apply to a request to backdate a policy.  Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Premiums
Allocating Premiums
You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:
•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time. You may also change allocations through our web site at www.premier.transamerica.com.

 Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change request, in good order, at our administrative office or mailing address.  Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you.  The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment.  We reserve the right to charge $25 for each change of allocation in excess of one per Policy year quarter.
Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment.  Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time).  If we receive a premium payment after the NYSE closes or on a day the NYSE is closed for trading, we will process the order using the subaccount value determined at the close of the next regular session of the NYSE.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen.  You bear the investment risk for amounts you allocate to the subaccounts.
You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.
Premium Flexibility
You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy.  Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy.  If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.
Planned Periodic Payments
You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time.  The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule.  You may change the amount, frequency, and the time period over which you make your planned periodic payments.  Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.
Even if you make your planned periodic payments on schedule, your Policy still may lapse.  How long your Policy remains in force depends on the Policy's net surrender value.  If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61‑day grace period).
Minimum Monthly Guarantee Premium
The full initial premium is the only premium you are required to pay under the Policy.  However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.
The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, sex, underwriting class of the insured, and the specified amount requested.  We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased.  We will notify you of the new minimum monthly guarantee premium.
No Lapse Guarantee
Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.  (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.
Premium Limitations & Payments
  We will not allow the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (For more information regarding the Guideline Premium Test, please refer to the section entitled “Death Benefit” in this prospectus.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment, with interest, within 60 days after the end of the Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.
We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100.00.  We may return premiums less than the minimum.
Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.

  Wire Transfers. We will accept premium payments by wire transfer.   If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax‑Free Exchanges ("1035 Exchanges").  After receiving your initial premium and your Policy is issued, we will accept a part of or all of your subsequent premiums from one or more contracts insuring the same insured that qualify for tax‑free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers
General
You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account.  You will be bound by any transfers made by your authorized representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

•
Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

•
You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.premier.transamerica.com). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.

•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:
1. We consider all transfers made in any one day to be a single transfer.
2. Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
3. Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
4. Transfers under asset rebalancing and dollar cost averaging currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE.  If we receive the transfer order after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Disruptive Trading and Market Timing
The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.
 Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2.
An adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.
These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please Note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions.  In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio. Please read the fund’s prospectus for information about restrictions on transfers.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions.  The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions.  To make a telephone transfer, you may call us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number at 1-727-299-1648 (for all other fax requests, please use 1-727‑299‑1620). You also may request transfers electronically through our website, www.premier.transamerica.com. Please Note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that the instructions are genuine.
•
If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic.  You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727‑299‑1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.  We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available.  For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control.  If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible.  Telephone and computer systems, whether yours, your Internet service provider's, your registered representative’s or Transamerica Premier's, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (PIN) and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Note:  Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
Fixed Account Transfers
Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer. We also reserve the right to limit the maximum amount you may transfer from the fixed account each year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These current restrictions do not apply if you have selected dollar cost averaging. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website.  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive written notice.

New Jersey: The fixed account is not available to you as an investment option if your Policy was issued in the State of New Jersey. You may not direct or transfer any money to the fixed account.
Conversion Rights
If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable.  You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.
Dollar Cost Averaging
Dollar cost averaging is a strategy designed to reduce the average purchase price per unit.  The strategy spreads the allocation of your premium into the subaccounts over a period of time.  This potentially allows you to reduce the risk of allocating most of your premium into the subaccounts at a time when prices are high.  The success of this strategy is not assured and depends on market trends.  You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.  We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the Policy date.  We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month.  (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed form, signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time.  There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile, or by telephone to our administrative office) a request to discontinue participation from you or your authorized representative.
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must sign and submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program
We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates.  The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program.  We make no guarantee that asset rebalancing will result in a profit or protect you from a loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi‑annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made.  If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•
You must submit to us, in good order, in writing to our mailing address (or by facsimile or telephone to our administrative office), a completed asset rebalancing request form signed by the owner before the maturity date.

	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
	•	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation by you or your authorized representative.
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re‑enter the program to once each Policy year.  If you wish to resume the asset rebalancing program, you must complete a new request form.  We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Asset Allocation Services
We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Premier as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative/agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are described in the section entitled “Transfers – Disruptive Trading and Market Timing,” are intended (1) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica Premier.

Please Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values
Cash Value
Your cash value:

•	Is determined on the Policy date and on each valuation date.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Serves as the starting point for calculating values under a Policy.
•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value
The net surrender value is the amount we pay when you surrender your Policy while it is in force.  We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.  You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	•	The cash value as of such date; minus
	•	Any surrender charge as of such date; minus
	•	Any outstanding Policy loan amount(s); plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.
Subaccount Value
The cash value in a subaccount is referred to as “subaccount value.”   At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.  (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	•	The initial units purchased at unit value on the Policy date; plus
	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; minus
	•	Units purchased through transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay pro rata decrease, cash withdrawal and transfer charges; minus
	•	Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units.  We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.
Subaccount Unit Value
The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests.  Unit values will vary among subaccounts.  The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit.  The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
The total value of the portfolio shares held in the
subaccount, including the value of any dividends
or capital gains distribution declared and reinvested
by the portfolio during the valuation period.  This
value is determined by multiplying the number of
portfolio shares owned by the subaccount by the
portfolio’s net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.
Fixed Account Value
On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	The sum of net premiums allocated to the fixed account; plus
	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges, or any other fees and charges; minus
	•	Amounts transferred from the fixed account to a subaccount (including amounts transferred from the loan reserve account); minus
	•	Any refund of premium allocated to the fixed account.

Death Benefit
Death Benefit Proceeds
We will determine the amount of the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We may pay interest on the Death Benefit from the date of death to the date of payment. We may require that the Policy be returned.  We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary.  If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate.  We will pay the death benefit proceeds in a lump sum or under a payment option.

The final death benefit payment is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount; plus
	•	Any additional insurance in force provided by rider; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.
Death Benefit
The Policy offers three death benefit options – Option A, Option B and Option C. The death benefit is determined at the end of the valuation period in which the insured dies.  You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code, as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Option A
The death benefit equals the greatest of:	•	The specified amount; or
	•	A specified percentage called the "limitation percentage" as shown on your Policy’s schedule page, multiplied by the cash value on the insured's date of death; or
	•	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.
The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements.  It is based on the attained age of the insured at the beginning of each Policy year.  The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor."  An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured's attained age is under 40, and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits.  However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. (The figure $20,000 is derived by solving for cash value in the following calculation: $50,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50.  If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.
Option B

The death benefit equals the greatest of:	•	The specified amount plus the cash value on the insured's date of death; or
	•	The limitation percentage, as shown on your Policy’s schedule page; multiplied by the cash value on the insured's date of death; or
	•	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured's attained age is under 40 and that there are no outstanding loans.  Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value.  Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000).  The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. (The figure of $33,333 is derived by solving for cash value in the calculation 2.5 multiplied by cash value = $50,000 plus cash value: 2.5 multiplied by $33,333 = $50,000 plus $33,333.)  Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.
Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount, multiplied by an age based “factor” equal to the lesser of:
• 1.0 or
• 0.04 multiplied by (95 minus insured's attained age at death) (the “factor” will never be less than zero);
plus the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.

Option C – Three Examples.

1.
Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 {$50,000 x the minimum of (1.0 and (0.04 x (95-75))) + $12,000}.  The death benefit, however, must be at least 105% of cash value as shown in the limitation percentage table above.

2.
Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.

3.
Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit
If Option A is in effect,  a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.
Choosing Death Benefit Options
You must choose one death benefit option on your application.  This is an important decision.  The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience.  You may find Option B more suitable if your goal is to increase your total death benefit.  You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.
Changing the Death Benefit Option
After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following:

•
You must send your written request, in good order, to our mailing address or fax it to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.
Decreasing the Specified Amount
You may decrease the specified amount once each Policy year, at any time after the third Policy year. A decrease in the specified amount may affect your cost of insurance charge, your Guideline Premium Test limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse guarantee. A change in specified amount may affect the Policy’s qualification test as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702A and may have adverse federal tax consequences.

You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or you may fax it to us at 1-727-299-1620.
	•	Decreases are allowed only after the third Policy year.
	•	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	We may limit the amount of the decrease to no more than 20% of the specified amount.
	•	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request, in good order, at our mailing address.
	•	We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.
No Increases in the Specified Amount
We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider (PIR or PIR Plus) or purchase an additional policy(ies) naming the same owner.
Payment Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals
Surrenders
You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You also may fax your request to our administrative office at 1-727-299-1620. We may require an original signature with such request.  Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address or a fax request at our administrative office after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.
Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.  We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences. For more information on tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.

Cash Withdrawals
After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)
Cash withdrawal conditions:	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	•	We reserve the right to limit the number of withdrawals to one cash withdrawal per Policy year.
	•	We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value. The remaining net surrender value after the cash withdrawal must be at least $500.
	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal.  If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order.
	•	We will deduct a processing fee equal of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
●
A withdrawal from the Transamerica Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee. This could possibly cause you to lose money on your fund redemption.

	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.
•
Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal.  When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  You also may have to pay higher minimum monthly guarantee premiums.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment.  We currently charge $ 20 for an overnight delivery ($ 30 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our administrative office or our mailing address.
Canceling a Policy (Note: This Policy is not available for new sales.)
You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address.  You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.)  The free look period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days.  If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request (with the owner’s signature) and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.
If your state requires us to allocate premium according to a policyowner’ s instructions during the free look period, then the amount of the refund will be the sum of:

•
The difference between the premiums paid and the amounts allocated to any accounts under the Policy on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative Office); plus

•	The total amounts of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus
•	The value of the amounts allocated to the accounts on the date we or our agent received the returned Policy.

If state law prohibits the calculation above, or requires us to refund all of the initial premiums, the refund will be the total of all premiums paid for this Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”)  Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery.  During the 30-day free look period, we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions.  On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected.  This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can specifically direct the allocation of your net premiums to the subaccounts during the 30-day free look period:
•	On your application.
•	In writing any time before the end of the 30-day free look period.
Signature Guarantees
Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Transamerica Premier has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note: This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans
General
After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan.  We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges.  A loan that is taken from and secured by a Policy may have tax consequences.  See "Federal Income Tax Considerations."

Policy loans are subject to	•	We may require you to borrow at least $500.
certain conditions:	•	The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan (plus interest in advance until the next Policy anniversary) from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts.  We will transfer that amount to the loan reserve account.  The loan reserve account is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax or at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address.  You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.
Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force.  Loan repayments must be sent to our mailing address and will be credited as of the date received. You also may call us at 1-800-851-9777 to request a manual draft to be applied to a loan repayment or to pay off the loan.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated.  No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.  We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread
The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.   We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).
Loan Reserve Account Interest Rate Credited
We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

•	We currently credit interest at an effective annual rate of 4.75% in arrears on amounts you borrow during the first ten Policy years.
•
After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75% in arrears.

Effect of Policy Loans
A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount.  Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment.  As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on any unloaned portion of the cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an annual interest rate of 5.2% in advance.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved.  A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero.  If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement
Lapse
Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment.  However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse.  This Policy provides a no lapse guarantee as described below. Once your no lapse period ends, or if the no lapse  guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day.  Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records and any assignee of record.  The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice.  This 61‑day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.
No Lapse Guarantee
As noted above, the Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy.  Each month we determine whether the no lapse guarantee is still in effect.  If the no lapse guarantee is not in effect and the Policy is still in force,  it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date	•	For issue ages 0‑60, the no lapse date is the lesser of 20 years or until the insured’s attained age is 65.
	•	For issue ages 61‑80, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.

Keeping the no lapse guarantee in effect:	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus cash withdrawals, any outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, decrease the specified amount, or if supplemental benefits riders are added, terminated, reduced or increased.

•
Depending on the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect.  We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month.  Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.
 Reinstatement
We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following:

•
Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured’s written consent to reinstate.
•	Provide evidence of insurability satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.

•	Make a minimum premium payment as follows:
•
If the no lapse period has expired, then the policyowner must pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above surrender charges that would apply at the time of reinstatement.

•
If the no lapse period has not expired, the required premium will be the lesser of the premium described above, or the total minimum monthly guarantee premium from policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of withdrawals, outstanding loans, accrued loan interest, and decrease charges.

The cash value of the loan reserve account on the reinstatement date will be zero.  Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy.  The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement.  We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations.  This discussion is not intended as tax advice.  Please consult counsel or other qualified tax advisors for more complete information.  We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS").  Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets.  Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets.  There is little guidance in this area. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes.  We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.
Tax Treatment of Policy Benefits
In General.  We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after attained age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution.  When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies.  The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium.  At that time, you will need to notify us if you want to continue your Policy as a MEC.  Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

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All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income.  They will be treated as tax‑free recovery of the owner's investment in the Policy only after all gain has been distributed.  Your investment in the Policy is generally your total premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs.  Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy.  However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness.  If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time.  The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible.  Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distribution from the Policy that are tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy.  Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split‑dollar arrangements. The IRS recently issued new guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and requires additional tax reporting requirements.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider.  We believe that the single‑sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts.  You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single‑sum payment.
Continuation of Policy Beyond Attained Age 99.  The tax consequences of continuing the Policy beyond the insured’s attained age 99 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99.

Other Tax Considerations.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation‑skipping transfer taxes.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation‑skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

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Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Premier and the foreign governments regarding purchases of life insurance and annuities by their respective citizens. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

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In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act). The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits and your needs and those of your beneficiaries under all possible scenarios.

  Other Policy Information
Settlement Options
If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below.  In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options.  If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum.  We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account.  Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen.  Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
Survivor (Joint and Survivor)	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Benefits at Maturity
If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday.  This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 1999, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so.  You must submit a written request for the extension between 90 and 180 days prior to the maturity date.  We must agree to the extension.

If your Policy was issued on or after May 1, 1999, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date.  Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended.  You must submit a written request to our mailing address, for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.
If you had previously selected death benefit Option B or C, we will change the death benefit to Option A.  On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%.  We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
We will automatically extend the maturity date until the next Policy anniversary.  You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy.  We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time.  However, if you choose 1 above, then you may not change your election to 2 above.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part.  You should consult a tax advisor as to those consequences.
Payments We Make
We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our mailing address.  However, we can postpone such payments if any of the following occur:

•	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if the Transamerica Aegon Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon Government Money Market VP subaccount or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.
Split Dollar Arrangements
You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties.  There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value.  The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value.  If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address in good order.  Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act  (the “Act”) was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.
Policy Termination
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy matures.
•	The date the Policy lapses.
•	The date we receive (in good order) your written request to surrender or terminate; or
•	The date of the insured’s death.
Assignment of the Policy
 You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted at our administrative office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.  To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).
Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions.  The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. These riders may not be available in all states, certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so.
We may discontinue offering riders at any time without notice, unless the rider specifically states otherwise.  Some riders may only be elected at the time of application. Once a rider is elected it cannot be terminated without your consent (or by operation of law) if all terms and conditions are fully satisfied.
Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")
Under the PIR and the PIR Plus, we provide term insurance coverage on the insured on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	•	The rider increases the Policy’s death benefit by the rider’s face amount.
	•	The PIR may be purchased for issue ages 0‑80.
	•	The PIR Plus may be purchased for issue ages 18‑80.
	•	The PIR terminates when the insured reaches attained age 90, and the PIR Plus terminates when the insured reaches attained age 85.
	•	The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for PIR and PIR Plus.
	•	Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value.
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address, in good order.
	•	The primary insured has not reached his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	When the insured reaches attained age 90 for a PIR and when the insured reaches attained age 85 for a PIR Plus; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date you fully convert the rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.
It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus.  It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time.  We may also modify the terms of these riders for new policies.
Other Insured Rider
This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required under state law, is the insured, there may be adverse tax consequences.  You should consult a qualified tax advisor in connection with the purchase of this rider. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary beneficiary selected when we receive (in good order at our mailing address) proof that Other Insured's death occurred while the rider was in force.  Available for other insured issue ages 0-80, our minimum specified amount for this rider is $10,000.  The maximum specified amount is the lesser of $500,000 or the total amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request, in good order, must be in writing and sent to our mailing address.
	•	The Other Insured has not reached his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base the premium for the new policy on the Other Insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The maturity date of the Policy; or
	•	The Policy anniversary nearest to the other insured's 95th birthday; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.
Children's Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.
Accidental Death Benefit Rider
Available to primary insureds issue ages 15-59, the minimum specified amount for this rider is $10,000.  The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay the face amount if the primary insured's death results solely from accidental bodily injury where:
•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.
The rider will terminate on the earliest of:
•	The Policy anniversary nearest the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The Monthiversary when this rider is terminated upon the owner's written request.
Disability Waiver Rider
Subject to certain conditions, we will waive the Policy's monthly deductions while the insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15‑55,at the time the rider is purchased.
Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:
•	The primary insured is totally disabled.
•	The rider was in force when the primary insured became disabled.
•	The primary insured’s total disability began before the Policy anniversary nearest his/her 60th birthday.
•	The primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

●	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
●
The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

●	The date the Policy terminates; or
●	The Monthiversary when this rider is terminated upon the owner’s written request.

If we are paying benefits under the rider on the Policy anniversary after the insured’s 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.

Disability Waiver and Income Rider
This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months.  This rider may be purchased if your issue age is 15‑55. The minimum income amount for this rider is $10.  The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.
Terminal Illness Accelerated Death Benefit Rider
This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less.  A doctor must certify the insured's life expectancy.
We will pay a single‑sum benefit equal to:
•	The death benefit on the date we pay the single‑sum benefit; multiplied by
•	The percentage of the death benefit you elected to receive (“election percentage”); divided by
•	1 + i ("i" equals the Applicable Federal Interest Rate (1. 66 % for 2018 ) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single‑sum benefit, multiplied by The election percentage.
The maximum terminal illness death benefit used to determine the single sum benefit as defined above is equal to:
•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR or PIR Plus in force.

A single‑sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:
•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single‑sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  The Applicable Federal Interest Rate for 2018 is 1. 66 % and the Policy loan interest rate is 5.2% in advance, or 5.49 in arrears.  Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $184,600, which is {($400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)}. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values, including the loan balance, will be reduced by 50%.

Note: Before adding this rider to an existing Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.
Additional Information
 Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Sending Forms and Transaction Requests in Good Order
We cannot carry out your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Distribution of the Policies (This Policy in not currently available for new sales.)
Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

            We have discontinued new sales of the Policies.  You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

Compensation to Broker-Dealers Who Sold the Policies.  The Policies have been offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay ongoing commissions through TCI to the selling firms for their past sales of the Policies. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2017 was, on average, 3.50 % of all premiums paid during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000.

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Transamerica Premier, TCI, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sold you the Policy typically received a portion of the compensation we (and our affiliates) paid to his or her selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Premier’s main distribution channel is TFA, an affiliate that sells Transamerica Premier products. Transamerica Premier covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Transamerica Premier is compensated by TFA for these expenses based on TFA’s usage.  In addition, Transamerica Premier and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy that are distributed to current owners of the Policy.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  If you purchased the Policy through one of our affiliated selling firms, then your payment of additional premiums on the Policy may help sales representatives of that selling firm, and/or their managers, qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Transamerica Premier’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives.
These special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the Policies or other criteria.  For instance, “overrides”—i.e., commissions paid to an agent or managing general agent for premium volume produced by other agents—were offered as incentives to our affiliate, TFA, for certain products in 2017 .

            No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and other incentive we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, individual accounts are subject to the risk of unauthorized account access and transactions that target the funds in the accounts stemming from phishing schemes and other actions, or inactions by individual account holders (including the failure to maintain up-to-date security software and anti-virus programs).  Such systems failures, cyber-attacks or unauthorized account access affecting us, any third party administrator, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or transactions with the underlying portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying portfolios invest, which may cause the underlying portfolios available under your Policy to lose value. There can be no assurance that we, the underlying portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks, information security breaches or unauthorized account access in the future.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Financial Statements
The financial statements of Transamerica Premier and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectus, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website (www.premier.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments.) Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value	The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death.  The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and any charges that are due and payable. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An option to which you may allocate net premiums and cash value.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus.  The length of the free look period varies by state.  The free look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission.  The Policy allows you to invest in the portfolios of the funds through our subaccounts.  We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and the insured's life remains insured.

indebtedness	Outstanding loan amounts plus any accrued interest at the time your Policy lapsed.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured's age on his or her birthday nearest to the Policy date.

lapse
When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499-0001.  All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be to PO Box 742583, Cincinnati, OH 45274-2583.

maturity date
The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force.  It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly guarantee premium
The amount shown on the Policy schedule page (unless changed when you change death benefit options, or decrease the specified amount or increase or add a rider) that we use during the no lapse period to determine whether a grace period will begin.  We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums to keep the no lapse guarantee in effect.  We make this determination whenever your net surrender value is not enough to meet monthly deductions. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value.  It is the same date each month as the Policy date.  If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force.  The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary, and minus any surrender charge.

no lapse date
For issue ages 0-60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the twentieth Policy anniversary, whichever is earlier.  For issue ages 61-80, the no lapse date is the fifth Policy anniversary.  The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make monthly deductions, and your initial net premium is allocated to the Transamerica Aegon Government Money Market VP subaccount.  The Policy date is shown on the schedule page of your Policy.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

record date
The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the Transamerica Aegon Government Money Market VP subaccount to the accounts that you selected on your application.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The minimum death benefit we will pay under the Policy provided the Policy is in force. The in force specified amount (also referred to as the current specified amount) is the initial specified amount of life insurance that you have selected shown on the Policy’s schedule page, unless you decrease the specified amount.  In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for trading.  Transamerica Premier is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Premier is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts.  Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica Premier, TPLIC	Transamerica Premier Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy.  To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A – Surrender Charge Per Thousand
(Based on the sex and underwriting class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.28	16.00
36	16.20	17.40		15.96	16.92
37	17.20	18.40		16.72	17.92
38	18.12	19.56		17.64	18.60
39	19.08	20.76		18.36	19.56

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	22.12	23.80
43	24.44	27.08	23.15	25.40
44	26.04	29.16	23.86	26.96
45	27.44	31.04	24.59	27.83
46	28.72	32.80	25.38	28.76
47	29.84	34.56	26.22	29.73
48	31.00	36.32	27.11	30.75
49	32.24	38.32	28.04	31.84
50	33.56	40.56	29.05	32.99
51	34.98	42.56	30.11	34.20
52	36.49	45.24	31.24	35.48
53	38.10	47.68	32.45	36.84
54	39.83	50.84	33.72	38.28
55	41.68	53.28	35.09	39.79
56	43.63	55.79	36.54	41.39
57	45.74	57.00	38.08	43.06
58	47.98	57.00	39.74	44.88
59	50.38	57.00	41.54	46.85
60	52.97	57.00	43.47	48.97
61	55.74	57.00	45.57	51.26
62	57.00	57.00	47.82	53.73
63	57.00	57.00	50.26	56.41
64	57.00	57.00	52.88	57.00
65	57.00	57.00	55.68	57.00
66 and over	57.00	57.00	57.00	57.00

Appendix A-1: Surrender Charge Factors

SURRENDER CHARGE FACTORS
END OF YEAR:*	ISSUE AGE:
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	.98	.98	.97	.97	.96	.96	.95	.94
2	1.00	.97	.96	.95	.94	.93	.92	.91	.89
3	1.00	.96	.94	.93	.91	.90	.88	.87	.84
4	1.00	.94	.92	.91	.88	.87	.84	.83	.79
5	1.00	.92	.90	.89	.85	.84	.80	.79	.74
6.90		.90	.90	.85	.82	.81	.76	.75	.69
7.80		.80	.80	.80	.80	.77	.72	.71	.64
8.70		.70	.70	70.70		.70	.70	.67	.59
9.60		.60	.60	.60	.60	.60	.60	.60	.54
10.50		.50	.50	.50	.50	.50	.50	.50	.49
11.40		.40	.40	.40	.40	.40	.40	.40	.40
12.30		.30	.30	.30	.30	.30	.30	.30	.30
13.20		.20	.20	.20	.20	.20	.20	.20	.20
14.10		.10	.10	.10	.10	.10	.10	.10	.10
15+	0	0	0	0	0	0	0	0	0
*
  The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year before surrender and the factor at the end of the Policy year of surrender.

Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000 and the Policy is surrendered in Policy year 7. The surrender charge per thousand is $12.52. This is multiplied by the surrender charge factor of .90.

The surrender	=		The surrender charge per thousand ($12.52)
charge		x	The number of thousands of initial specified amount (100)
		x	The surrender charge factor (0.90)
	=		$ 1,126.80

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Transamerica Premier Life Insurance Company
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499-0001
1‑800‑851‑9777
Facsimile: 1‑727‑299‑1620
(Monday ‑ Friday from 8:30 a.m. ‑ 7:00 p.m. Eastern Time)
www.premier.transamerica.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-2001. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling -800-289-9999. You also can obtain an investor brochure from The Financial Industry Regulatory Authority ("FINRA) describing its Public Disclosure Program.

SEC File No. 333-199057/811-4420

05/ 2018

PART B
Information Required in a Statement of Additional Information

May 1, 2018

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL FREEDOM BUILDER®
issued through
WRL Series Life Account
By
Transamerica Premier Life Insurance Company

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
Payments made by check	PO Box 742583, Cincinnati, OH 45274-2583 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Financial Freedom Builder® flexible premium variable life insurance policy offered by Transamerica Premier Life Insurance Company (“TPLIC” or “Transamerica Premier”).  You may obtain a copy of the prospectus dated May 1, 2018 , by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to us at our mailing address at, Transamerica Premier, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy. NOTE: This product is no longer available for new sales.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class,  Fidelity Variable Insurance Products  – Service Class 2 Shares, the ProFunds,  the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00188-05/201 8

Table of Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	2
Additional Information	3
Additional Information about Western Reserve and the Separate Account	3
Variations in Policy Provisions	3
Personalized Illustrations of Policy Benefits	3
Distribution of the Policies	4
Reports to Owners	4
Records	4
Independent Registered Public Accounting Firm	4
Underwriters	4
Underwriting Standards	4
Transamerica Premier’s Published Ratings	5
Financial Statements	5
WRL Series Life Account	S-1
Transamerica Premier Audited Financials	G-1

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application.  The owner may exercise all of the rights and options described in the Policy.  The owner is the insured unless the application specifies a different person as the insured.  If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
1

	>	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application.  Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals.  We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing.  No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

 The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”).  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict.  The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase for the separate account securities from other portfolios.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

2

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Transamerica Premier and the Separate Account

Transamerica Premier was originally founded in 1858 in the state of Maryland as “Maryland Mutual life and Fire Insurance Company of Baltimore” and was the state’s first insurance company; it then changed its name to Monumental Life Insurance Company in 1935.  Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company on July 31, 2014.  Transamerica Premier is incorporated under Iowa law and is principally engaged in offering life insurance policies and annuity contracts.  Transamerica Premier is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Transamerica Premier submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Premier established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014.  We own the assets in the separate account and are obligated to pay all benefits under the Policies.  The separate account is used to support other life insurance policies of Transamerica Premier, as well as for other purposes permitted by law.  The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Legal Matters

Arthur D. Woods, Esquire, of Transamerica Premier, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include differences in charges, or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request.  These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value.  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

3

Distribution of the Policies
We no longer offer the Policies to the public.

 Transamerica Capital, Inc. (“TCI”), serves as principal underwriter for the Policies.  TCI’s home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202.  TCI is an affiliate of Transamerica Premier and, like Transamerica Premier, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Industry (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.
During fiscal years 2017 , 2016 , and 2015 , the amounts paid to TCI in connection with all Policies sold through the separate account were $ 9,300,842.93, $ 9,270,817.70, and $ 11,011.021.02 , respectively.  TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.   Our parent company provides paid-in-capital to TCI and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses of the firm.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	Outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies.  In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements.  We also will send copies of the annual and semi‑annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the WRL Series Life Account  as of December 31, 2017 and for the years ended December 31, 2017 and 2016 , and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of  said firm as experts in auditing and accounting .

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606

Underwriters

Underwriting Standards

   This Policy uses mortality tables that distinguish between men and women.  As a result, the Policy pays different benefits to men and women of the same age.  Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents.  Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

4

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, length of time from the Policy date, and underwriting class.  We currently place insureds into the following underwriting classes:

•	ultimate select
•	Select
•	ultimate standard
•	Standard

We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges.  We generally charge higher rates for insureds who use tobacco.

Transamerica Premier's Published Ratings

We may publish the ratings and other information that an independent ratings organization assigns to us, in advertisements, sales literature, or reports.  These organizations include: A.M. Best Company, Moody's Investors Service, Inc., S&P Global, and Fitch Ratings.  These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.  These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance. Ratings are subject to change.

Financial Statements

Transamerica Premier’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Premier's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Premier's statutory-basis financial statements and schedules as of December 31, 2017 and 2016 , and for each of the three years in the period ended December 31, 2017 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 2017 , which include the Report of  Independent Registered Public Accounting Firm, also appear on the following pages.
S-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and Contract Owners of
WRL Series Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the table below (constituting WRL Series Life Account, hereafter collectively referred to as the "Sub-Accounts") as of December 31, 2017 and the related statements of operations and change in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares	TA Aegon Government Money Market Initial Class
Access VP High Yield	TA Aegon High Yield Bond Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Aegon U.S. Government Securities Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA Asset Allocation - Conservative Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Asset Allocation - Growth Initial Class
Fidelity® VIP Index 500 Service Class 2	TA Asset Allocation - Moderate Initial Class
Franklin Founding Funds Allocation Class 4 Shares	TA Asset Allocation - Moderate Growth Initial Class
ProFund VP Asia 30	TA Barrow Hanley Dividend Focused Initial Class
ProFund VP Basic Materials	TA BlackRock Global Allocation Initial Class
ProFund VP Bull	TA BlackRock Tactical Allocation Initial Class
ProFund VP Consumer Services	TA Clarion Global Real Estate Securities Initial Class
ProFund VP Emerging Markets	TA International Moderate Growth Initial Class
ProFund VP Europe 30	TA Janus Balanced Initial Class
ProFund VP Falling U.S. Dollar	TA Janus Mid-Cap Growth Initial Class
ProFund VP Financials	TA Jennison Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Core Bond Initial Class
ProFund VP International	TA JPMorgan Enhanced Index Initial Class
ProFund VP Japan	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Mid-Cap	TA JPMorgan Tactical Allocation Initial Class
ProFund VP NASDAQ-100	TA Managed Risk - Balanced ETF Initial Class
ProFund VP Oil & Gas	TA Managed Risk - Growth ETF Initial Class
ProFund VP Pharmaceuticals	TA MFS International Equity Initial Class
ProFund VP Precious Metals	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Short Emerging Markets	TA Multi-Managed Balanced Initial Class
ProFund VP Short International	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Short NASDAQ-100	TA PIMCO Tactical - Conservative Initial Class
ProFund VP Short Small-Cap	TA PIMCO Tactical - Growth Initial Class
ProFund VP Small-Cap	TA PIMCO Total Return Initial Class
ProFund VP Small-Cap Value	TA QS Investors Active Asset Allocation - Conservative Initial Class
ProFund VP Telecommunications	TA QS Investors Active Asset Allocation - Moderate Initial Class

ProFund VP U.S. Government Plus	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
ProFund VP UltraNASDAQ-100	TA Small/Mid Cap Value Initial Class
ProFund VP UltraSmall-Cap	TA T. Rowe Price Small Cap Initial Class
ProFund VP Utilities	TA Torray Concentrated Growth Initial Class
TA AB Dynamic Allocation Initial Class	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 23, 2018

We have served as the auditor of one or more Sub-Accounts in WRL Series Life Account since 2014.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	226,538.106	$2,563,094	$2,657,292	$(3)	$2,657,289	129,250	$15.816087	$23.144763
Access VP High Yield	114,793.016	3,340,935	3,242,903	1	3,242,904	181,089	14.413343	20.500977
Fidelity® VIP Contrafund® Service Class 2	611,019.533	19,651,308	22,638,274	(32)	22,638,242	910,354	20.345789	28.528046
Fidelity® VIP Equity-Income Service Class 2	495,284.120	10,615,171	11,550,026	(2)	11,550,024	514,492	19.344053	24.541794
Fidelity® VIP Growth Opportunities Service Class 2	245,464.153	7,680,297	8,736,069	6	8,736,075	398,985	20.300233	24.773669
Fidelity® VIP Index 500 Service Class 2	177,306.003	39,290,548	47,479,001	(22)	47,478,979	1,804,677	21.936580	29.314445
Franklin Founding Funds Allocation Class 4 Shares	331,335.773	2,429,390	2,494,958	-	2,494,958	115,582	15.801910	24.248516
ProFund VP Asia 30	143,287.672	7,932,760	8,723,353	(5)	8,723,348	820,573	10.331808	11.467157
ProFund VP Basic Materials	64,946.637	3,890,604	4,507,946	28	4,507,974	353,517	12.049244	13.668201
ProFund VP Bull	92,119.319	4,194,127	4,665,844	(5)	4,665,839	231,602	18.820019	20.467295
ProFund VP Consumer Services	54,257.877	3,311,041	3,954,857	(4)	3,954,853	149,083	24.424006	29.546332
ProFund VP Emerging Markets	364,940.913	8,977,013	10,163,604	10	10,163,614	1,217,400	7.814858	9.699851
ProFund VP Europe 30	63,358.232	1,514,106	1,554,177	5	1,554,182	145,661	10.057826	12.480780
ProFund VP Falling U.S. Dollar	12,073.533	264,836	269,361	(2)	269,359	39,617	5.958947	7.336894
ProFund VP Financials	129,485.132	4,603,626	5,425,427	65	5,425,492	367,605	13.446407	20.264611
ProFund VP Government Money Market	9,769,541.620	9,769,542	9,769,542	(3)	9,769,539	1,004,665	8.713801	10.555966
ProFund VP International	178,592.721	3,821,165	4,191,571	62	4,191,633	406,411	9.437528	12.071127
ProFund VP Japan	17,826.910	833,693	926,999	(61)	926,938	68,842	11.667673	18.389635
ProFund VP Mid-Cap	135,689.140	4,401,981	3,998,759	93	3,998,852	205,685	18.318203	21.415233
ProFund VP NASDAQ-100	332,587.645	11,967,986	14,214,796	12	14,214,808	440,866	25.317549	35.004755
ProFund VP Oil & Gas	218,836.813	7,544,226	8,081,644	(1)	8,081,643	928,891	7.493526	9.335853
ProFund VP Pharmaceuticals	155,538.603	6,001,431	5,994,458	2	5,994,460	279,193	21.154739	23.103904
ProFund VP Precious Metals	275,426.199	5,652,823	5,439,667	(21)	5,439,646	1,507,392	3.536086	3.862401
ProFund VP Short Emerging Markets	6,806.030	352,124	288,780	3	288,783	80,509	2.805555	5.929784
ProFund VP Short International	29,338.242	344,572	278,713	-	278,713	79,108	2.953954	4.837475
ProFund VP Short NASDAQ-100	76,195.545	959,712	870,915	4	870,919	590,697	1.288776	2.499459
ProFund VP Short Small-Cap	51,390.438	721,427	667,562	(4)	667,558	390,362	1.416876	3.149999
ProFund VP Small-Cap	106,551.131	3,731,928	3,732,486	(2)	3,732,484	194,574	17.975035	19.785329
ProFund VP Small-Cap Value	67,998.835	3,187,385	3,418,301	59	3,418,360	166,430	19.789713	22.490749
ProFund VP Telecommunications	30,104.337	1,148,999	1,069,306	(1)	1,069,305	72,686	14.307853	16.097685
ProFund VP U.S. Government Plus	148,600.856	3,561,082	3,673,413	24	3,673,437	216,837	15.881197	18.464684
ProFund VP UltraNASDAQ-100	215,572.230	18,077,876	24,476,071	(27)	24,476,044	536,454	43.716081	46.758476
ProFund VP UltraSmall-Cap	296,877.415	7,475,920	8,487,725	8	8,487,733	334,026	24.235217	28.795299
ProFund VP Utilities	95,638.526	4,411,165	4,365,899	(6)	4,365,893	258,882	14.750276	19.163625
TA AB Dynamic Allocation Initial Class	294,913.144	2,783,712	3,014,012	(16)	3,013,996	182,008	11.873130	19.234081
TA Aegon Government Money Market Initial Class	28,500,916.090	28,500,916	28,500,916	(26)	28,500,890	2,103,005	8.780160	19.685048
TA Aegon High Yield Bond Initial Class	2,411,280.770	18,797,928	19,145,569	(23)	19,145,546	908,539	15.099050	24.330870
TA Aegon U.S. Government Securities Initial Class	804,743.516	9,366,787	8,650,993	16	8,651,009	622,834	11.548210	15.260377
TA Asset Allocation - Conservative Initial Class	3,023,955.660	31,556,451	33,444,950	(55)	33,444,895	1,808,077	13.620599	20.009388
TA Asset Allocation - Growth Initial Class	22,956,052.533	245,864,433	312,890,996	22	312,891,018	14,903,405	16.156279	24.657685
TA Asset Allocation - Moderate Initial Class	6,099,644.740	67,153,830	76,977,517	(102)	76,977,415	3,956,767	14.697478	21.951375
TA Asset Allocation - Moderate Growth Initial Class	22,628,494.495	267,522,043	304,126,966	(146)	304,126,820	15,118,264	15.598694	23.306943

See accompanying notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Barrow Hanley Dividend Focused Initial Class	2,899,062.580	$53,924,735	$74,360,955	$(48)	$74,360,907	2,270,293	$17.792423	$45.591541
TA BlackRock Global Allocation Initial Class	671,834.363	5,856,729	6,348,835	2	6,348,837	468,871	12.877863	13.931725
TA BlackRock Tactical Allocation Initial Class	2,744,907.882	28,257,208	27,366,732	(6)	27,366,726	1,908,492	13.647100	14.927351
TA Clarion Global Real Estate Securities Initial Class	3,283,588.987	40,554,829	43,179,195	62	43,179,257	1,719,191	13.891813	38.338351
TA International Moderate Growth Initial Class	1,140,469.246	10,578,647	12,670,613	(13)	12,670,600	946,821	12.535429	14.853228
TA Janus Balanced Initial Class	731,730.022	9,423,492	11,305,229	(4)	11,305,225	724,892	14.838049	17.037695
TA Janus Mid-Cap Growth Initial Class	10,461,714.790	301,101,774	337,913,388	(44)	337,913,344	9,183,297	15.954737	84.986191
TA Jennison Growth Initial Class	2,510,205.061	24,892,124	27,034,909	(19)	27,034,890	1,044,901	24.300917	28.226675
TA JPMorgan Core Bond Initial Class	2,780,817.169	35,988,456	35,983,774	(78)	35,983,696	1,388,407	12.034556	47.761568
TA JPMorgan Enhanced Index Initial Class	470,619.157	8,635,287	10,203,023	10	10,203,033	375,201	22.269862	29.755997
TA JPMorgan Mid Cap Value Initial Class	424,023.885	7,539,541	7,157,523	(1)	7,157,522	218,249	22.039156	39.939696
TA JPMorgan Tactical Allocation Initial Class	2,883,162.132	40,089,967	43,708,738	(28)	43,708,710	2,044,825	11.639005	42.043325
TA Managed Risk - Balanced ETF Initial Class	157,822.455	1,843,009	1,980,672	-	1,980,672	134,365	14.335156	16.145210
TA Managed Risk - Growth ETF Initial Class	311,437.043	3,130,653	3,522,353	6	3,522,359	224,120	15.572171	16.980872
TA MFS International Equity Initial Class	4,376,706.715	35,991,394	43,373,164	(103)	43,373,061	2,582,105	13.948830	20.812802
TA Morgan Stanley Capital Growth Initial Class	3,510,585.314	54,430,438	63,401,171	(26)	63,401,145	1,921,519	24.969751	42.386013
TA Multi-Managed Balanced Initial Class	8,225,780.464	102,285,712	124,785,090	(55)	124,785,035	4,746,359	17.568706	28.000672
TA PIMCO Tactical - Balanced Initial Class	522,122.933	6,069,069	6,615,298	(14)	6,615,284	474,705	13.179183	15.206747
TA PIMCO Tactical - Conservative Initial Class	796,179.456	8,997,929	9,721,351	(16)	9,721,335	745,711	12.133622	14.318080
TA PIMCO Tactical - Growth Initial Class	1,025,447.746	11,594,527	13,146,240	86	13,146,326	970,002	12.379849	15.008558
TA PIMCO Total Return Initial Class	2,110,189.755	24,106,250	24,393,794	(16)	24,393,778	1,518,101	12.218693	17.971837
TA QS Investors Active Asset Allocation - Conservative Initial Class	368,800.609	3,954,688	4,174,823	(10)	4,174,813	329,104	12.080124	13.543042
TA QS Investors Active Asset Allocation - Moderate Initial Class	199,482.003	2,264,025	2,429,691	(8)	2,429,683	184,491	12.569735	13.606277
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	2,479,191.984	26,206,992	30,221,350	(18)	30,221,332	2,197,545	13.079052	15.364930
TA Small/Mid Cap Value Initial Class	6,469,654.554	130,593,872	139,162,269	(2)	139,162,267	4,237,645	20.283991	42.581492
TA T. Rowe Price Small Cap Initial Class	3,694,234.726	52,526,007	57,593,119	(14)	57,593,105	1,827,193	22.914139	38.591532
TA Torray Concentrated Growth Initial Class	364,557.342	6,699,521	7,950,996	(10)	7,950,986	281,654	20.316369	34.729263
TA WMC US Growth Initial Class	34,516,941.699	870,239,856	1,009,620,545	(184)	1,009,620,361	34,286,966	19.608006	31.223747

See accompanying notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	AB Balanced Wealth Strategy Class B Shares	Access VP High Yield	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$2,554,505	$2,791,841	$20,862,584	$9,857,106	$7,155,211

Investment Income:
Reinvested Dividends	46,459	119,250	122,077	220,008	3,227
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,459	30,619	154,023	82,557	51,439
Net Investment Income (Loss)	25,000	88,631	(31,946)	137,451	(48,212)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	171,985	-	1,630,646	657,568	139,310
Realized Gain (Loss) on Investments	(108,866)	4,940	965,842	(208,289)	963,393
Net Realized Capital Gains (Losses) on Investments	63,119	4,940	2,596,488	449,279	1,102,703
Net Change in Unrealized Appreciation (Depreciation)	3,979	179,455	(1,291,193)	995,053	(1,139,150)
Net Gain (Loss) on Investment	67,098	184,395	1,305,295	1,444,332	(36,447)

Net Increase (Decrease) in Net Assets Resulting from Operations	92,098	273,026	1,273,349	1,581,783	(84,659)

Increase (Decrease) in Net Assets from Contract Transactions	(118,590)	443,847	(1,865,000)	(401,115)	(917,985)

Total Increase (Decrease) in Net Assets	(26,492)	716,873	(591,651)	1,180,668	(1,002,644)

Net Assets as of December 31, 2016:	$2,528,013	$3,508,714	$20,270,933	$11,037,774	$6,152,567

Investment Income:
Reinvested Dividends	49,284	128,294	168,124	167,473	7,974
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,770	27,224	149,826	80,773	50,013
Net Investment Income (Loss)	27,514	101,070	18,298	86,700	(42,039)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,430	129,233	1,176,953	239,698	917,348
Realized Gain (Loss) on Investments	(45,571)	29,448	1,195,861	53,513	537,451
Net Realized Capital Gains (Losses) on Investments	(23,141)	158,681	2,372,814	293,211	1,454,799
Net Change in Unrealized Appreciation (Depreciation)	356,851	(124,759)	1,683,701	875,334	654,375
Net Gain (Loss) on Investment	333,710	33,922	4,056,515	1,168,545	2,109,174

Net Increase (Decrease) in Net Assets Resulting from Operations	361,224	134,992	4,074,813	1,255,245	2,067,135

Increase (Decrease) in Net Assets from Contract Transactions	(231,948)	(400,802)	(1,707,504)	(742,995)	516,373

Total Increase (Decrease) in Net Assets	129,276	(265,810)	2,367,309	512,250	2,583,508

Net Assets as of December 31, 2017:	$2,657,289	$3,242,904	$22,638,242	$11,550,024	$8,736,075

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	Fidelity® VIP Index 500 Service Class 2	Franklin Founding Funds Allocation Class 4 Shares	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$29,355,484	$2,174,203	$3,462,185	$2,414,831	$6,714,298

Investment Income:
Reinvested Dividends	452,887	79,581	37,190	11,310	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	261,014	18,385	30,383	22,857	38,868
Net Investment Income (Loss)	191,873	61,196	6,807	(11,547)	(38,868)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	31,669	70,040	-	-	117,264
Realized Gain (Loss) on Investments	2,820,418	(70,356)	(83,504)	76,968	(380,343)
Net Realized Capital Gains (Losses) on Investments	2,852,087	(316)	(83,504)	76,968	(263,079)
Net Change in Unrealized Appreciation (Depreciation)	391,627	186,224	(80,816)	398,831	487,205
Net Gain (Loss) on Investment	3,243,714	185,908	(164,320)	475,799	224,126

Net Increase (Decrease) in Net Assets Resulting from Operations	3,435,587	247,104	(157,513)	464,252	185,258

Increase (Decrease) in Net Assets from Contract Transactions	2,328,257	17,926	1,171,658	688,968	(1,255,449)

Total Increase (Decrease) in Net Assets	5,763,844	265,030	1,014,145	1,153,220	(1,070,191)

Net Assets as of December 31, 2016:	$35,119,328	$2,439,233	$4,476,330	$3,568,051	$5,644,107

Investment Income:
Reinvested Dividends	683,788	64,563	-	15,446	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	324,170	20,615	48,083	30,640	39,946
Net Investment Income (Loss)	359,618	43,948	(48,083)	(15,194)	(39,946)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	125,449	103,542	274,435	-	111,478
Realized Gain (Loss) on Investments	2,787,979	(8,968)	74,970	323,572	606,171
Net Realized Capital Gains (Losses) on Investments	2,913,428	94,574	349,405	323,572	717,649
Net Change in Unrealized Appreciation (Depreciation)	4,551,250	118,389	1,292,582	468,586	140,216
Net Gain (Loss) on Investment	7,464,678	212,963	1,641,987	792,158	857,865

Net Increase (Decrease) in Net Assets Resulting from Operations	7,824,296	256,911	1,593,904	776,964	817,919

Increase (Decrease) in Net Assets from Contract Transactions	4,535,355	(201,186)	2,653,114	162,959	(1,796,187)

Total Increase (Decrease) in Net Assets	12,359,651	55,725	4,247,018	939,923	(978,268)

Net Assets as of December 31, 2017:	$47,478,979	$2,494,958	$8,723,348	$4,507,974	$4,665,839

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	ProFund VP Consumer Services	ProFund VP Emerging Markets	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$4,223,671	$2,529,081	$1,117,414	$505,042	$2,994,973

Investment Income:
Reinvested Dividends	-	12,494	30,770	-	9,305
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,660	43,348	8,632	2,455	22,501
Net Investment Income (Loss)	(32,660)	(30,854)	22,138	(2,455)	(13,196)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,992	-	-	-	-
Realized Gain (Loss) on Investments	(50,260)	109,113	(146,072)	(10,957)	65,463
Net Realized Capital Gains (Losses) on Investments	(13,268)	109,113	(146,072)	(10,957)	65,463
Net Change in Unrealized Appreciation (Depreciation)	171,088	546,006	193,333	(8,025)	312,635
Net Gain (Loss) on Investment	157,820	655,119	47,261	(18,982)	378,098

Net Increase (Decrease) in Net Assets Resulting from Operations	125,160	624,265	69,399	(21,437)	364,902

Increase (Decrease) in Net Assets from Contract Transactions	(625,844)	1,267,110	(95,974)	(208,072)	748,641

Total Increase (Decrease) in Net Assets	(500,684)	1,891,375	(26,575)	(229,509)	1,113,543

Net Assets as of December 31, 2016:	$3,722,987	$4,420,456	$1,090,839	$275,533	$4,108,516

Investment Income:
Reinvested Dividends	-	5,229	37,603	-	16,252
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,642	55,046	13,048	3,554	36,850
Net Investment Income (Loss)	(29,642)	(49,817)	24,555	(3,554)	(20,598)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	109,251	455,827	185,488	35,647	308,394
Net Realized Capital Gains (Losses) on Investments	109,251	455,827	185,488	35,647	308,394
Net Change in Unrealized Appreciation (Depreciation)	532,410	1,375,674	3,252	27,232	441,185
Net Gain (Loss) on Investment	641,661	1,831,501	188,740	62,879	749,579

Net Increase (Decrease) in Net Assets Resulting from Operations	612,019	1,781,684	213,295	59,325	728,981

Increase (Decrease) in Net Assets from Contract Transactions	(380,153)	3,961,474	250,048	(65,499)	587,995

Total Increase (Decrease) in Net Assets	231,866	5,743,158	463,343	(6,174)	1,316,976

Net Assets as of December 31, 2017:	$3,954,853	$10,163,614	$1,554,182	$269,359	$5,425,492

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	ProFund VP Government Money Market	ProFund VP International	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$16,093,644	$1,319,773	$2,766,547	$3,034,728	$10,857,808

Investment Income:
Reinvested Dividends	3,138	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	120,130	9,562	11,498	45,910	100,375
Net Investment Income (Loss)	(116,992)	(9,562)	(11,498)	(45,910)	(100,375)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	151,232	479,163
Realized Gain (Loss) on Investments	-	(96,077)	(352,999)	126,509	(24,706)
Net Realized Capital Gains (Losses) on Investments	-	(96,077)	(352,999)	277,741	454,457
Net Change in Unrealized Appreciation (Depreciation)	-	75,973	201,508	628,778	(212,645)
Net Gain (Loss) on Investment	-	(20,104)	(151,491)	906,519	241,812

Net Increase (Decrease) in Net Assets Resulting from Operations	(116,992)	(29,666)	(162,989)	860,609	141,437

Increase (Decrease) in Net Assets from Contract Transactions	(5,607,632)	(123,255)	(1,484,043)	2,863,307	(875,558)

Total Increase (Decrease) in Net Assets	(5,724,624)	(152,921)	(1,647,032)	3,723,916	(734,121)

Net Assets as of December 31, 2016:	$10,369,020	$1,166,852	$1,119,515	$6,758,644	$10,123,687

Investment Income:
Reinvested Dividends	2,568	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	93,626	19,735	7,579	39,469	108,439
Net Investment Income (Loss)	(91,058)	(19,735)	(7,579)	(39,469)	(108,439)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	951,579	57,306
Realized Gain (Loss) on Investments	-	66,676	160,532	438,863	1,317,609
Net Realized Capital Gains (Losses) on Investments	-	66,676	160,532	1,390,442	1,374,915
Net Change in Unrealized Appreciation (Depreciation)	-	415,896	(1,474)	(792,828)	2,089,261
Net Gain (Loss) on Investment	-	482,572	159,058	597,614	3,464,176

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,058)	462,837	151,479	558,145	3,355,737

Increase (Decrease) in Net Assets from Contract Transactions	(508,423)	2,561,944	(344,056)	(3,317,937)	735,384

Total Increase (Decrease) in Net Assets	(599,481)	3,024,781	(192,577)	(2,759,792)	4,091,121

Net Assets as of December 31, 2017:	$9,769,539	$4,191,633	$926,938	$3,998,852	$14,214,808

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$6,554,109	$9,303,317	$2,835,371	$724,605	$439,797

Investment Income:
Reinvested Dividends	103,636	75,130	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	59,743	65,296	49,295	6,705	4,973
Net Investment Income (Loss)	43,893	9,834	(49,295)	(6,705)	(4,973)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	457,263	-	-	-
Realized Gain (Loss) on Investments	(1,248,523)	(152,660)	1,047,069	(169,891)	(7,204)
Net Realized Capital Gains (Losses) on Investments	(1,248,523)	304,603	1,047,069	(169,891)	(7,204)
Net Change in Unrealized Appreciation (Depreciation)	2,794,854	(704,623)	287,764	(52,803)	(53,071)
Net Gain (Loss) on Investment	1,546,331	(400,020)	1,334,833	(222,694)	(60,275)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,590,224	(390,186)	1,285,538	(229,399)	(65,248)

Increase (Decrease) in Net Assets from Contract Transactions	515,296	(2,163,138)	1,978,996	452,016	185,669

Total Increase (Decrease) in Net Assets	2,105,520	(2,553,324)	3,264,534	222,617	120,421

Net Assets as of December 31, 2016:	$8,659,629	$6,749,993	$6,099,905	$947,222	$560,218

Investment Income:
Reinvested Dividends	99,733	60,984	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	61,738	50,820	48,173	3,370	3,207
Net Investment Income (Loss)	37,995	10,164	(48,173)	(3,370)	(3,207)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	27,180	-	-	-
Realized Gain (Loss) on Investments	(94,541)	(181,537)	492,410	(166,499)	(86,943)
Net Realized Capital Gains (Losses) on Investments	(94,541)	(154,357)	492,410	(166,499)	(86,943)
Net Change in Unrealized Appreciation (Depreciation)	(289,739)	736,673	(120,921)	(13,974)	(10,581)
Net Gain (Loss) on Investment	(384,280)	582,316	371,489	(180,473)	(97,524)

Net Increase (Decrease) in Net Assets Resulting from Operations	(346,285)	592,480	323,316	(183,843)	(100,731)

Increase (Decrease) in Net Assets from Contract Transactions	(231,701)	(1,348,013)	(983,575)	(474,596)	(180,774)

Total Increase (Decrease) in Net Assets	(577,986)	(755,533)	(660,259)	(658,439)	(281,505)

Net Assets as of December 31, 2017:	$8,081,643	$5,994,460	$5,439,646	$288,783	$278,713
See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$750,478	$619,952	$3,577,901	$2,027,849	$1,037,938

Investment Income:
Reinvested Dividends	-	-	-	-	39,422
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,526	10,360	30,423	23,503	17,637
Net Investment Income (Loss)	(8,526)	(10,360)	(30,423)	(23,503)	21,785

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(118,648)	(269,788)	(298,074)	(6,284)	157,869
Net Realized Capital Gains (Losses) on Investments	(118,648)	(269,788)	(298,074)	(6,284)	157,869
Net Change in Unrealized Appreciation (Depreciation)	(29,075)	(100,391)	1,066,730	872,358	100,926
Net Gain (Loss) on Investment	(147,723)	(370,179)	768,656	866,074	258,795

Net Increase (Decrease) in Net Assets Resulting from Operations	(156,249)	(380,539)	738,233	842,571	280,580

Increase (Decrease) in Net Assets from Contract Transactions	532,538	811,715	3,191,014	4,410,022	1,202,842

Total Increase (Decrease) in Net Assets	376,289	431,176	3,929,247	5,252,593	1,483,422

Net Assets as of December 31, 2016:	$1,126,767	$1,051,128	$7,507,148	$7,280,442	$2,521,360

Investment Income:
Reinvested Dividends	-	-	-	449	57,061
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,973	6,695	39,367	38,184	11,453
Net Investment Income (Loss)	(7,973)	(6,695)	(39,367)	(37,735)	45,608

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	318,530	20,984	70,080
Realized Gain (Loss) on Investments	(245,569)	(154,950)	933,207	677,229	(57,719)
Net Realized Capital Gains (Losses) on Investments	(245,569)	(154,950)	1,251,737	698,213	12,361
Net Change in Unrealized Appreciation (Depreciation)	(36,247)	39,858	(774,968)	(493,067)	(170,793)
Net Gain (Loss) on Investment	(281,816)	(115,092)	476,769	205,146	(158,432)

Net Increase (Decrease) in Net Assets Resulting from Operations	(289,789)	(121,787)	437,402	167,411	(112,824)

Increase (Decrease) in Net Assets from Contract Transactions	33,941	(261,783)	(4,212,066)	(4,029,493)	(1,339,231)

Total Increase (Decrease) in Net Assets	(255,848)	(383,570)	(3,774,664)	(3,862,082)	(1,452,055)

Net Assets as of December 31, 2017:	$870,919	$667,558	$3,732,484	$3,418,360	$1,069,305

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA AB Dynamic Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$4,052,870	$15,594,241	$5,703,293	$3,258,508	$3,288,538

Investment Income:
Reinvested Dividends	-	-	-	91,479	47,561
Investment Expense:
Mortality and Expense Risk and Administrative Charges	56,279	95,158	45,766	45,737	24,303
Net Investment Income (Loss)	(56,279)	(95,158)	(45,766)	45,742	23,258

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,108,701	-	170,789	-
Realized Gain (Loss) on Investments	280,143	(891,122)	(578,771)	264,038	114,070
Net Realized Capital Gains (Losses) on Investments	280,143	217,579	(578,771)	434,827	114,070
Net Change in Unrealized Appreciation (Depreciation)	(413,497)	533,607	2,478,955	60,460	(88,630)
Net Gain (Loss) on Investment	(133,354)	751,186	1,900,184	495,287	25,440

Net Increase (Decrease) in Net Assets Resulting from Operations	(189,633)	656,028	1,854,418	541,029	48,698

Increase (Decrease) in Net Assets from Contract Transactions	2,296,893	(4,126,188)	19,567	2,207,288	(245,009)

Total Increase (Decrease) in Net Assets	2,107,260	(3,470,160)	1,873,985	2,748,317	(196,311)

Net Assets as of December 31, 2016:	$6,160,130	$12,124,081	$7,577,278	$6,006,825	$3,092,227

Investment Income:
Reinvested Dividends	18,586	-	-	109,320	54,177
Investment Expense:
Mortality and Expense Risk and Administrative Charges	33,415	143,277	63,286	41,974	22,308
Net Investment Income (Loss)	(14,829)	(143,277)	(63,286)	67,346	31,869

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	473,798	803,901	179,096	-
Realized Gain (Loss) on Investments	(346,484)	2,425,927	1,765,353	310,683	101,457
Net Realized Capital Gains (Losses) on Investments	(346,484)	2,899,725	2,569,254	489,779	101,457
Net Change in Unrealized Appreciation (Depreciation)	723,405	6,079,197	(731,966)	(23,443)	132,056
Net Gain (Loss) on Investment	376,921	8,978,922	1,837,288	466,336	233,513

Net Increase (Decrease) in Net Assets Resulting from Operations	362,092	8,835,645	1,774,002	533,682	265,382

Increase (Decrease) in Net Assets from Contract Transactions	(2,848,785)	3,516,318	(863,547)	(2,174,614)	(343,613)

Total Increase (Decrease) in Net Assets	(2,486,693)	12,351,963	910,455	(1,640,932)	(78,231)

Net Assets as of December 31, 2017:	$3,673,437	$24,476,044	$8,487,733	$4,365,893	$3,013,996
See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA Aegon Government Money Market Initial Class	TA Aegon High Yield Bond Initial Class	TA Aegon U.S. Government Securities Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$36,829,733	$14,024,320	$8,753,320	$32,182,847	$269,244,867

Investment Income:
Reinvested Dividends	2,010	919,964	61,127	642,454	5,700,026
Investment Expense:
Mortality and Expense Risk and Administrative Charges	289,964	129,220	73,739	266,067	2,088,397
Net Investment Income (Loss)	(287,954)	790,744	(12,612)	376,387	3,611,629

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	700,777	-
Realized Gain (Loss) on Investments	-	(605,192)	(203,843)	4,466	5,151,902
Net Realized Capital Gains (Losses) on Investments	-	(605,192)	(203,843)	705,243	5,151,902
Net Change in Unrealized Appreciation (Depreciation)	-	1,867,299	178,709	74,792	4,425,857
Net Gain (Loss) on Investment	-	1,262,107	(25,134)	780,035	9,577,759

Net Increase (Decrease) in Net Assets Resulting from Operations	(287,954)	2,052,851	(37,746)	1,156,422	13,189,388

Increase (Decrease) in Net Assets from Contract Transactions	(726,347)	2,832,629	(447,360)	(2,282,631)	(17,699,140)

Total Increase (Decrease) in Net Assets	(1,014,301)	4,885,480	(485,106)	(1,126,209)	(4,509,752)

Net Assets as of December 31, 2016:	$35,815,432	$18,909,800	$8,268,214	$31,056,638	$264,735,115

Investment Income:
Reinvested Dividends	1,586	1,107,631	283,222	655,048	4,203,066
Investment Expense:
Mortality and Expense Risk and Administrative Charges	233,824	146,333	58,208	256,746	2,233,258
Net Investment Income (Loss)	(232,238)	961,298	225,014	398,302	1,969,808

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	592,337	491,711	6,347,349
Realized Gain (Loss) on Investments	-	145,681	(240,437)	326,146	11,056,224
Net Realized Capital Gains (Losses) on Investments	-	145,681	351,900	817,857	17,403,573
Net Change in Unrealized Appreciation (Depreciation)	-	35,268	(448,427)	2,337,163	41,898,365
Net Gain (Loss) on Investment	-	180,949	(96,527)	3,155,020	59,301,938

Net Increase (Decrease) in Net Assets Resulting from Operations	(232,238)	1,142,247	128,487	3,553,322	61,271,746

Increase (Decrease) in Net Assets from Contract Transactions	(7,082,304)	(906,501)	254,308	(1,165,065)	(13,115,843)

Total Increase (Decrease) in Net Assets	(7,314,542)	235,746	382,795	2,388,257	48,155,903

Net Assets as of December 31, 2017:	$28,500,890	$19,145,546	$8,651,009	$33,444,895	$312,891,018
See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Tactical Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$73,628,323	$272,495,299	$66,699,906	$6,219,680	$27,165,866

Investment Income:
Reinvested Dividends	1,585,359	5,436,427	1,388,020	58,913	1,053,269
Investment Expense:
Mortality and Expense Risk and Administrative Charges	593,480	2,152,180	532,942	47,856	214,700
Net Investment Income (Loss)	991,879	3,284,247	855,078	11,057	838,569

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,806,587	14,621,438	-	55,395	1,384,327
Realized Gain (Loss) on Investments	1,022,413	2,390,143	4,286,754	(342,461)	(714,096)
Net Realized Capital Gains (Losses) on Investments	2,829,000	17,011,581	4,286,754	(287,066)	670,231
Net Change in Unrealized Appreciation (Depreciation)	(544,072)	(5,452,612)	3,515,787	505,490	(363,763)
Net Gain (Loss) on Investment	2,284,928	11,558,969	7,802,541	218,424	306,468

Net Increase (Decrease) in Net Assets Resulting from Operations	3,276,807	14,843,216	8,657,619	229,481	1,145,037

Increase (Decrease) in Net Assets from Contract Transactions	(5,379,754)	(17,587,156)	(6,486,298)	(500,167)	(1,590,141)

Total Increase (Decrease) in Net Assets	(2,102,947)	(2,743,940)	2,171,321	(270,686)	(445,104)

Net Assets as of December 31, 2016:	$71,525,376	$269,751,359	$68,871,227	$5,948,994	$26,720,762

Investment Income:
Reinvested Dividends	1,376,302	4,955,410	1,681,360	123,747	726,994
Investment Expense:
Mortality and Expense Risk and Administrative Charges	590,188	2,241,191	560,174	46,898	207,959
Net Investment Income (Loss)	786,114	2,714,219	1,121,186	76,849	519,035

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,638,370	9,609,492	-	-	705,933
Realized Gain (Loss) on Investments	2,069,809	6,502,562	5,537,194	(177,977)	(716,013)
Net Realized Capital Gains (Losses) on Investments	3,708,179	16,112,054	5,537,194	(177,977)	(10,080)
Net Change in Unrealized Appreciation (Depreciation)	6,169,281	30,776,444	3,774,965	853,726	2,346,650
Net Gain (Loss) on Investment	9,877,460	46,888,498	9,312,159	675,749	2,336,570

Net Increase (Decrease) in Net Assets Resulting from Operations	10,663,574	49,602,717	10,433,345	752,598	2,855,605

Increase (Decrease) in Net Assets from Contract Transactions	(5,211,535)	(15,227,256)	(4,943,665)	(352,755)	(2,209,641)

Total Increase (Decrease) in Net Assets	5,452,039	34,375,461	5,489,680	399,843	645,964

Net Assets as of December 31, 2017:	$76,977,415	$304,126,820	$74,360,907	$6,348,837	$27,366,726

See accompanying notes.
(1)See Footnote 1
S-13

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class	TA Jennison Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$48,016,426	$11,146,400	$9,971,177	$317,339,375	$26,651,335

Investment Income:
Reinvested Dividends	814,178	228,097	117,027	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	375,031	91,028	76,286	2,255,267	160,002
Net Investment Income (Loss)	439,147	137,069	40,741	(2,255,267)	(160,002)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	83,115	26,285,150	3,367,307
Realized Gain (Loss) on Investments	664,082	125,059	319,624	(1,560,238)	(864,793)
Net Realized Capital Gains (Losses) on Investments	664,082	125,059	402,739	24,724,912	2,502,514
Net Change in Unrealized Appreciation (Depreciation)	(1,152,122)	(226,964)	(119,147)	(32,746,132)	(3,241,249)
Net Gain (Loss) on Investment	(488,040)	(101,905)	283,592	(8,021,220)	(738,735)

Net Increase (Decrease) in Net Assets Resulting from Operations	(48,893)	35,164	324,333	(10,276,487)	(898,737)

Increase (Decrease) in Net Assets from Contract Transactions	(4,103,183)	(345,711)	(610,137)	(24,543,649)	(7,633,329)

Total Increase (Decrease) in Net Assets	(4,152,076)	(310,547)	(285,804)	(34,820,136)	(8,532,066)

Net Assets as of December 31, 2016:	$43,864,350	$10,835,853	$9,685,373	$282,519,239	$18,119,269

Investment Income:
Reinvested Dividends	1,570,228	218,810	169,269	325,169	1,549
Investment Expense:
Mortality and Expense Risk and Administrative Charges	328,215	97,290	80,852	2,419,435	165,984
Net Investment Income (Loss)	1,242,013	121,520	88,417	(2,094,266)	(164,435)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	50,087	2,051,893	2,454,782
Realized Gain (Loss) on Investments	710,667	542,638	662,447	3,750,563	(502,924)
Net Realized Capital Gains (Losses) on Investments	710,667	542,638	712,534	5,802,456	1,951,858
Net Change in Unrealized Appreciation (Depreciation)	2,353,824	1,567,901	802,795	73,009,817	4,820,377
Net Gain (Loss) on Investment	3,064,491	2,110,539	1,515,329	78,812,273	6,772,235

Net Increase (Decrease) in Net Assets Resulting from Operations	4,306,504	2,232,059	1,603,746	76,718,007	6,607,800

Increase (Decrease) in Net Assets from Contract Transactions	(4,991,597)	(397,312)	16,106	(21,323,902)	2,307,821

Total Increase (Decrease) in Net Assets	(685,093)	1,834,747	1,619,852	55,394,105	8,915,621

Net Assets as of December 31, 2017:	$43,179,257	$12,670,600	$11,305,225	$337,913,344	$27,034,890

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$37,344,012	$8,472,411	$7,312,430	$49,165,930	$1,313,571

Investment Income:
Reinvested Dividends	898,501	29,239	147,820	628,172	25,976
Investment Expense:
Mortality and Expense Risk and Administrative Charges	346,020	59,891	57,213	379,798	11,196
Net Investment Income (Loss)	552,481	(30,652)	90,607	248,374	14,780

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	159,815	1,103,310	-	11,168
Realized Gain (Loss) on Investments	273,911	(88,374)	602,032	670,159	(19,600)
Net Realized Capital Gains (Losses) on Investments	273,911	71,441	1,705,342	670,159	(8,432)
Net Change in Unrealized Appreciation (Depreciation)	(230,624)	574,820	(888,869)	793,762	36,490
Net Gain (Loss) on Investment	43,287	646,261	816,473	1,463,921	28,058

Net Increase (Decrease) in Net Assets Resulting from Operations	595,768	615,609	907,080	1,712,295	42,838

Increase (Decrease) in Net Assets from Contract Transactions	2,115,928	(1,005,222)	(942,230)	(6,985,939)	103,648

Total Increase (Decrease) in Net Assets	2,711,696	(389,613)	(35,150)	(5,273,644)	146,486

Net Assets as of December 31, 2016:	$40,055,708	$8,082,798	$7,277,280	$43,892,286	$1,460,057

Investment Income:
Reinvested Dividends	1,090,373	57,992	55,706	825,033	30,634
Investment Expense:
Mortality and Expense Risk and Administrative Charges	303,124	79,484	53,591	339,030	13,156
Net Investment Income (Loss)	787,249	(21,492)	2,115	486,003	17,478

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	204,460	1,562,818	-	-
Realized Gain (Loss) on Investments	191,375	345,447	323,862	943,009	(592)
Net Realized Capital Gains (Losses) on Investments	191,375	549,907	1,886,680	943,009	(592)
Net Change in Unrealized Appreciation (Depreciation)	76,531	1,260,830	(1,038,001)	1,968,510	186,467
Net Gain (Loss) on Investment	267,906	1,810,737	848,679	2,911,519	185,875

Net Increase (Decrease) in Net Assets Resulting from Operations	1,055,155	1,789,245	850,794	3,397,522	203,353

Increase (Decrease) in Net Assets from Contract Transactions	(5,127,167)	330,990	(970,552)	(3,581,098)	317,262

Total Increase (Decrease) in Net Assets	(4,072,012)	2,120,235	(119,758)	(183,576)	520,615

Net Assets as of December 31, 2017:	$35,983,696	$10,203,033	$7,157,522	$43,708,710	$1,980,672

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA Managed Risk - Growth ETF Initial Class	TA MFS International Equity Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$4,601,357	$37,962,670	$51,149,612	$117,750,424	$6,578,349

Investment Income:
Reinvested Dividends	81,659	522,112	-	1,116,457	32,915
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,667	278,540	364,097	978,820	50,176
Net Investment Income (Loss)	46,992	243,572	(364,097)	137,637	(17,261)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	261,274	6,711,831	3,780,286	-
Realized Gain (Loss) on Investments	(371,432)	672,999	3,651,775	2,293,144	85,988
Net Realized Capital Gains (Losses) on Investments	(371,432)	934,273	10,363,606	6,073,430	85,988
Net Change in Unrealized Appreciation (Depreciation)	479,453	(1,546,869)	(11,561,184)	1,626,545	238,252
Net Gain (Loss) on Investment	108,021	(612,596)	(1,197,578)	7,699,975	324,240

Net Increase (Decrease) in Net Assets Resulting from Operations	155,013	(369,024)	(1,561,675)	7,837,612	306,979

Increase (Decrease) in Net Assets from Contract Transactions	(1,192,035)	(3,753,685)	(7,185,250)	(8,020,382)	(476,566)

Total Increase (Decrease) in Net Assets	(1,037,022)	(4,122,709)	(8,746,925)	(182,770)	(169,587)

Net Assets as of December 31, 2016:	$3,564,335	$33,839,961	$42,402,687	$117,567,654	$6,408,762

Investment Income:
Reinvested Dividends	64,703	554,710	-	1,037,885	34,085
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,100	281,495	376,361	989,410	49,085
Net Investment Income (Loss)	38,603	273,215	(376,361)	48,475	(15,000)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	3,695,628	1,357,490	311,435
Realized Gain (Loss) on Investments	(10,644)	1,696,057	2,712,218	3,096,877	148,249
Net Realized Capital Gains (Losses) on Investments	(10,644)	1,696,057	6,407,846	4,454,367	459,684
Net Change in Unrealized Appreciation (Depreciation)	536,628	7,064,142	12,176,913	10,589,614	266,538
Net Gain (Loss) on Investment	525,984	8,760,199	18,584,759	15,043,981	726,222

Net Increase (Decrease) in Net Assets Resulting from Operations	564,587	9,033,414	18,208,398	15,092,456	711,222

Increase (Decrease) in Net Assets from Contract Transactions	(606,563)	499,686	2,790,060	(7,875,075)	(504,700)

Total Increase (Decrease) in Net Assets	(41,976)	9,533,100	20,998,458	7,217,381	206,522

Net Assets as of December 31, 2017:	$3,522,359	$43,373,061	$63,401,145	$124,785,035	$6,615,284

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA PIMCO Tactical - Conservative Initial Class	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$9,582,563	$12,341,887	$22,905,154	$4,268,573	$2,659,690

Investment Income:
Reinvested Dividends	55,110	-	566,694	62,980	37,211
Investment Expense:
Mortality and Expense Risk and Administrative Charges	73,249	96,611	197,236	34,656	20,515
Net Investment Income (Loss)	(18,139)	(96,611)	369,458	28,324	16,696

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	18,781	-	-
Realized Gain (Loss) on Investments	91,977	66,024	(299,116)	(46,972)	(17,406)
Net Realized Capital Gains (Losses) on Investments	91,977	66,024	(280,335)	(46,972)	(17,406)
Net Change in Unrealized Appreciation (Depreciation)	325,265	533,549	365,769	105,974	40,704
Net Gain (Loss) on Investment	417,242	599,573	85,434	59,002	23,298

Net Increase (Decrease) in Net Assets Resulting from Operations	399,103	502,962	454,892	87,326	39,994

Increase (Decrease) in Net Assets from Contract Transactions	(692,729)	(753,056)	115,723	(189,696)	(186,745)

Total Increase (Decrease) in Net Assets	(293,626)	(250,094)	570,615	(102,370)	(146,751)

Net Assets as of December 31, 2016:	$9,288,937	$12,091,793	$23,475,769	$4,166,203	$2,512,939

Investment Income:
Reinvested Dividends	139,524	77,218	-	81,060	41,287
Investment Expense:
Mortality and Expense Risk and Administrative Charges	71,503	97,175	181,219	32,413	19,121
Net Investment Income (Loss)	68,021	(19,957)	(181,219)	48,647	22,166

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	292,509	393,964	223,463	-	-
Realized Gain (Loss) on Investments	171,928	244,751	(121,911)	7,774	(665)
Net Realized Capital Gains (Losses) on Investments	464,437	638,715	101,552	7,774	(665)
Net Change in Unrealized Appreciation (Depreciation)	357,140	1,055,178	982,477	380,140	313,750
Net Gain (Loss) on Investment	821,577	1,693,893	1,084,029	387,914	313,085

Net Increase (Decrease) in Net Assets Resulting from Operations	889,598	1,673,936	902,810	436,561	335,251

Increase (Decrease) in Net Assets from Contract Transactions	(457,200)	(619,403)	15,199	(427,951)	(418,507)

Total Increase (Decrease) in Net Assets	432,398	1,054,533	918,009	8,610	(83,256)

Net Assets as of December 31, 2017:	$9,721,335	$13,146,326	$24,393,778	$4,174,813	$2,429,683

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statement of operations and Change in Net Assets
Years Ended December 31, 2016 and 2017

	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2015:	$29,499,304	$114,210,807	$43,938,629	$7,347,668	$884,496,470

Investment Income:
Reinvested Dividends	369,444	932,079	-	32,014	3,442,375
Investment Expense:
Mortality and Expense Risk and Administrative Charges	223,150	943,807	344,918	56,504	6,970,997
Net Investment Income (Loss)	146,294	(11,728)	(344,918)	(24,490)	(3,528,622)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	12,016,391	5,163,495	-	35,568,850
Realized Gain (Loss) on Investments	148,359	(771,969)	1,058,566	(635,124)	(2,984,314)
Net Realized Capital Gains (Losses) on Investments	148,359	11,244,422	6,222,061	(635,124)	32,584,536
Net Change in Unrealized Appreciation (Depreciation)	122,531	10,967,757	(1,735,246)	1,046,283	(12,971,161)
Net Gain (Loss) on Investment	270,890	22,212,179	4,486,815	411,159	19,613,375

Net Increase (Decrease) in Net Assets Resulting from Operations	417,184	22,200,451	4,141,897	386,669	16,084,753

Increase (Decrease) in Net Assets from Contract Transactions	(2,885,609)	(5,487,164)	2,428,775	(871,015)	(61,277,077)

Total Increase (Decrease) in Net Assets	(2,468,425)	16,713,287	6,570,672	(484,346)	(45,192,324)

Net Assets as of December 31, 2016:	$27,030,879	$130,924,094	$50,509,301	$6,863,322	$839,304,146

Investment Income:
Reinvested Dividends	438,400	1,517,325	-	28,880	3,969,821
Investment Expense:
Mortality and Expense Risk and Administrative Charges	220,274	1,031,359	383,160	58,184	7,459,545
Net Investment Income (Loss)	218,126	485,966	(383,160)	(29,304)	(3,489,724)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	11,816,613	2,949,810	133,837	22,464,636
Realized Gain (Loss) on Investments	629,326	1,645,718	2,016,977	(104,054)	8,775,708
Net Realized Capital Gains (Losses) on Investments	629,326	13,462,331	4,966,787	29,783	31,240,344
Net Change in Unrealized Appreciation (Depreciation)	4,263,908	4,524,826	5,381,852	1,575,935	202,176,426
Net Gain (Loss) on Investment	4,893,234	17,987,157	10,348,639	1,605,718	233,416,770

Net Increase (Decrease) in Net Assets Resulting from Operations	5,111,360	18,473,123	9,965,479	1,576,414	229,927,046

Increase (Decrease) in Net Assets from Contract Transactions	(1,920,907)	(10,234,950)	(2,881,675)	(488,750)	(59,610,831)

Total Increase (Decrease) in Net Assets	3,190,453	8,238,173	7,083,804	1,087,664	170,316,215

Net Assets as of December 31, 2017:	$30,221,332	$139,162,267	$57,593,105	$7,950,986	$1,009,620,361

See accompanying notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

1.  Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC's other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.
Subaccount Investment by Mutual Fund:
Subaccount		Mutual Fund
AB Variable Products Series Fund		AB Variable Products Series Fund
	AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
Access One Trust		Access One Trust
	Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund		Fidelity® Variable Insurance Products Fund
	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
	Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust
	Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Profunds		Profunds
	ProFund VP Asia 30	ProFund VP Asia 30
	ProFund VP Basic Materials	ProFund VP Basic Materials
	ProFund VP Bull	ProFund VP Bull
	ProFund VP Consumer Services	ProFund VP Consumer Services
	ProFund VP Emerging Markets	ProFund VP Emerging Markets
	ProFund VP Europe 30	ProFund VP Europe 30
	ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
	ProFund VP Financials	ProFund VP Financials
	ProFund VP Government Money Market	ProFund VP Government Money Market
	ProFund VP International	ProFund VP International
	ProFund VP Japan	ProFund VP Japan
	ProFund VP Mid-Cap	ProFund VP Mid-Cap
	ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
	ProFund VP Oil & Gas	ProFund VP Oil & Gas
	ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
	ProFund VP Precious Metals	ProFund VP Precious Metals
	ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
	ProFund VP Short International	ProFund VP Short International
	ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
	ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
	ProFund VP Small-Cap	ProFund VP Small-Cap

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Profunds	Profunds
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class

S-20
Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017
1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017
3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$439,748	$621,751
Access VP High Yield	1,273,609	1,444,110
Fidelity® VIP Contrafund® Service Class 2	4,700,065	5,212,309
Fidelity® VIP Equity-Income Service Class 2	3,347,664	3,764,259
Fidelity® VIP Growth Opportunities Service Class 2	3,403,127	2,011,446
Fidelity® VIP Index 500 Service Class 2	16,159,296	11,138,863
Franklin Founding Funds Allocation Class 4 Shares	564,680	618,376
ProFund VP Asia 30	6,548,396	3,668,928
ProFund VP Basic Materials	2,652,052	2,504,292
ProFund VP Bull	3,439,344	5,163,998
ProFund VP Consumer Services	795,794	1,205,588
ProFund VP Emerging Markets	8,096,898	4,185,242
ProFund VP Europe 30	2,355,808	2,081,209
ProFund VP Falling U.S. Dollar	1,372,632	1,441,685
ProFund VP Financials	2,538,753	1,971,365
ProFund VP Government Money Market	19,686,396	20,285,891
ProFund VP International	3,465,690	923,517
ProFund VP Japan	995,163	1,346,790
ProFund VP Mid-Cap	3,098,000	5,503,837
ProFund VP NASDAQ-100	8,950,423	8,266,176
ProFund VP Oil & Gas	3,748,355	3,942,064
ProFund VP Pharmaceuticals	1,534,029	2,844,698
ProFund VP Precious Metals	4,872,875	5,904,619
ProFund VP Short Emerging Markets	245,638	723,602
ProFund VP Short International	116,654	300,634
ProFund VP Short NASDAQ-100	2,137,232	2,111,269
ProFund VP Short Small-Cap	2,216,202	2,484,680
ProFund VP Small-Cap	3,285,803	7,218,608
ProFund VP Small-Cap Value	3,528,634	7,574,883
ProFund VP Telecommunications	705,391	1,928,933
ProFund VP U.S. Government Plus	3,583,216	6,446,827
ProFund VP UltraNASDAQ-100	11,020,078	7,173,221
ProFund VP UltraSmall-Cap	6,239,216	6,362,149
ProFund VP Utilities	2,185,876	4,114,046
TA AB Dynamic Allocation Initial Class	477,067	788,810
TA Aegon Government Money Market Initial Class	6,069,847	13,384,397

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017
3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon High Yield Bond Initial Class	$6,943,892	$6,889,074
TA Aegon U.S. Government Securities Initial Class	5,329,258	4,257,600
TA Asset Allocation - Conservative Initial Class	6,243,631	6,518,683
TA Asset Allocation - Growth Initial Class	42,923,568	47,722,397
TA Asset Allocation - Moderate Initial Class	11,385,243	14,172,254
TA Asset Allocation - Moderate Growth Initial Class	46,612,675	49,516,229
TA Barrow Hanley Dividend Focused Initial Class	12,131,325	15,953,786
TA BlackRock Global Allocation Initial Class	1,685,045	1,960,954
TA BlackRock Tactical Allocation Initial Class	5,086,954	6,071,633
TA Clarion Global Real Estate Securities Initial Class	6,457,174	10,206,828
TA International Moderate Growth Initial Class	2,612,158	2,887,943
TA Janus Balanced Initial Class	2,940,677	2,786,062
TA Janus Mid-Cap Growth Initial Class	19,731,447	41,097,691
TA Jennison Growth Initial Class	9,891,931	5,293,754
TA JPMorgan Core Bond Initial Class	4,581,001	8,920,908
TA JPMorgan Enhanced Index Initial Class	3,911,234	3,397,279
TA JPMorgan Mid Cap Value Initial Class	2,159,297	1,564,914
TA JPMorgan Tactical Allocation Initial Class	8,166,854	11,261,941
TA Managed Risk - Balanced ETF Initial Class	743,293	408,554
TA Managed Risk - Growth ETF Initial Class	855,369	1,423,330
TA MFS International Equity Initial Class	10,926,419	10,153,480
TA Morgan Stanley Capital Growth Initial Class	18,572,054	12,462,713
TA Multi-Managed Balanced Initial Class	9,081,511	15,550,612
TA PIMCO Tactical - Balanced Initial Class	1,281,861	1,490,117
TA PIMCO Tactical - Conservative Initial Class	1,959,961	2,056,630
TA PIMCO Tactical - Growth Initial Class	2,240,718	2,486,124
TA PIMCO Total Return Initial Class	6,767,452	6,710,005
TA QS Investors Active Asset Allocation - Conservative Initial Class	601,471	980,774
TA QS Investors Active Asset Allocation - Moderate Initial Class	441,789	838,121
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	4,515,181	6,217,956
TA Small/Mid Cap Value Initial Class	27,190,115	25,122,502
TA T. Rowe Price Small Cap Initial Class	19,961,277	20,276,299
TA Torray Concentrated Growth Initial Class	1,607,240	1,991,453
TA WMC US Growth Initial Class	61,168,930	101,804,644

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements

4. Change in Units
The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	20,145	(31,796)	(11,651)	38,142	(40,270)	(2,128)
Access VP High Yield	63,566	(84,447)	(20,881)	220,558	(190,681)	29,877
Fidelity® VIP Contrafund® Service Class 2	174,074	(205,613)	(31,539)	237,579	(280,940)	(43,361)
Fidelity® VIP Equity-Income Service Class 2	154,202	(169,224)	(15,022)	132,406	(138,180)	(5,774)
Fidelity® VIP Growth Opportunities Service Class 2	121,628	(108,298)	13,330	114,950	(187,422)	(72,472)
Fidelity® VIP Index 500 Service Class 2	683,990	(454,557)	229,433	665,422	(522,063)	143,359
Franklin Founding Funds Allocation Class 4 Shares	21,300	(30,724)	(9,424)	39,778	(35,947)	3,831
ProFund VP Asia 30	653,476	(393,223)	260,253	246,908	(122,064)	124,844
ProFund VP Basic Materials	229,156	(218,562)	10,594	211,255	(142,263)	68,992
ProFund VP Bull	183,533	(283,378)	(99,845)	334,411	(431,509)	(97,098)
ProFund VP Consumer Services	34,025	(48,380)	(14,355)	78,499	(105,330)	(26,831)
ProFund VP Emerging Markets	1,061,064	(561,005)	500,059	1,829,624	(1,573,870)	255,754
ProFund VP Europe 30	218,468	(196,398)	22,070	101,428	(114,270)	(12,842)
ProFund VP Falling U.S. Dollar	209,414	(214,583)	(5,169)	17,787	(49,536)	(31,749)
ProFund VP Financials	185,018	(155,486)	29,532	164,943	(114,234)	50,709
ProFund VP Government Money Market	2,017,589	(2,071,195)	(53,606)	4,487,306	(5,059,710)	(572,404)
ProFund VP International	360,488	(98,594)	261,894	62,210	(80,027)	(17,817)
ProFund VP Japan	76,303	(111,212)	(34,909)	106,450	(262,067)	(155,617)
ProFund VP Mid-Cap	122,636	(308,060)	(185,424)	647,870	(460,896)	186,974
ProFund VP NASDAQ-100	330,581	(287,075)	43,506	1,280,605	(1,328,262)	(47,657)
ProFund VP Oil & Gas	447,066	(478,846)	(31,780)	579,020	(519,113)	59,907
ProFund VP Pharmaceuticals	69,039	(135,051)	(66,012)	99,776	(210,369)	(110,593)
ProFund VP Precious Metals	1,332,733	(1,603,018)	(270,285)	1,773,466	(1,275,991)	497,475
ProFund VP Short Emerging Markets	57,614	(163,665)	(106,051)	306,138	(242,156)	63,982
ProFund VP Short International	29,241	(78,414)	(49,173)	122,530	(89,347)	33,183
ProFund VP Short NASDAQ-100	1,129,517	(1,135,629)	(6,112)	3,063,279	(2,829,236)	234,043
ProFund VP Short Small-Cap	1,114,661	(1,225,196)	(110,535)	1,880,939	(1,643,522)	237,417

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Small-Cap	166,535	(409,338)	(242,803)	445,446	(252,914)	192,532
ProFund VP Small-Cap Value	184,948	(405,193)	(220,245)	435,597	(185,571)	250,026
ProFund VP Telecommunications	40,082	(135,758)	(95,676)	192,338	(107,840)	84,498
ProFund VP U.S. Government Plus	220,551	(398,540)	(177,989)	377,067	(239,199)	137,868
ProFund VP UltraNASDAQ-100	278,752	(187,360)	91,392	739,513	(912,093)	(172,580)
ProFund VP UltraSmall-Cap	240,675	(280,731)	(40,056)	363,482	(384,875)	(21,393)
ProFund VP Utilities	110,655	(249,586)	(138,931)	369,505	(218,794)	150,711
TA AB Dynamic Allocation Initial Class	30,788	(46,180)	(15,392)	60,234	(66,690)	(6,456)
TA Aegon Government Money Market Initial Class	535,959	(854,772)	(318,813)	1,198,343	(1,066,291)	132,052
TA Aegon High Yield Bond Initial Class	313,088	(326,882)	(13,794)	526,241	(348,327)	177,914
TA Aegon U.S. Government Securities Initial Class	336,681	(296,054)	40,627	261,038	(288,862)	(27,824)
TA Asset Allocation - Conservative Initial Class	327,106	(348,022)	(20,916)	274,913	(374,158)	(99,245)
TA Asset Allocation - Growth Initial Class	2,082,384	(2,146,174)	(63,790)	1,781,245	(2,316,635)	(535,390)
TA Asset Allocation - Moderate Initial Class	577,769	(707,089)	(129,320)	445,936	(673,041)	(227,105)
TA Asset Allocation - Moderate Growth Initial Class	2,146,076	(2,287,548)	(141,472)	1,591,454	(2,165,803)	(574,349)
TA Barrow Hanley Dividend Focused Initial Class	489,118	(498,929)	(9,811)	428,102	(505,252)	(77,150)
TA BlackRock Global Allocation Initial Class	123,435	(152,250)	(28,815)	128,608	(172,877)	(44,269)
TA BlackRock Tactical Allocation Initial Class	268,980	(436,202)	(167,222)	275,243	(404,269)	(129,026)
TA Clarion Global Real Estate Securities Initial Class	315,776	(344,730)	(28,954)	360,623	(344,075)	16,548
TA International Moderate Growth Initial Class	195,553	(227,753)	(32,200)	103,926	(135,988)	(32,062)
TA Janus Balanced Initial Class	196,263	(187,141)	9,122	102,470	(146,286)	(43,816)
TA Janus Mid-Cap Growth Initial Class	1,067,702	(960,425)	107,277	1,518,677	(1,134,529)	384,148
TA Jennison Growth Initial Class	331,641	(226,902)	104,739	302,737	(707,188)	(404,451)
TA JPMorgan Core Bond Initial Class	252,833	(302,393)	(49,560)	469,134	(265,907)	203,227
TA JPMorgan Enhanced Index Initial Class	156,175	(132,154)	24,021	118,700	(170,313)	(51,613)
TA JPMorgan Mid Cap Value Initial Class	25,848	(43,760)	(17,912)	43,648	(60,451)	(16,803)
TA JPMorgan Tactical Allocation Initial Class	503,401	(420,970)	82,431	484,825	(605,556)	(120,731)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements

4. Change in Units (continued)
	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Managed Risk - Balanced ETF Initial Class	52,033	(28,644)	23,389	29,836	(21,875)	7,961
TA Managed Risk - Growth ETF Initial Class	54,752	(98,318)	(43,566)	113,606	(205,947)	(92,341)
TA MFS International Equity Initial Class	738,444	(587,258)	151,186	652,435	(727,521)	(75,086)
TA Morgan Stanley Capital Growth Initial Class	592,107	(365,745)	226,362	652,088	(753,480)	(101,392)
TA Multi-Managed Balanced Initial Class	386,937	(573,254)	(186,317)	450,142	(701,572)	(251,430)
TA PIMCO Tactical - Balanced Initial Class	74,996	(111,112)	(36,116)	98,881	(134,967)	(36,086)
TA PIMCO Tactical - Conservative Initial Class	130,501	(161,036)	(30,535)	125,121	(179,789)	(54,668)
TA PIMCO Tactical - Growth Initial Class	152,581	(190,924)	(38,343)	141,855	(198,746)	(56,891)
TA PIMCO Total Return Initial Class	462,183	(406,283)	55,900	728,980	(685,348)	43,632
TA QS Investors Active Asset Allocation - Conservative Initial Class	43,556	(79,920)	(36,364)	72,774	(90,260)	(17,486)
TA QS Investors Active Asset Allocation - Moderate Initial Class	32,872	(67,398)	(34,526)	42,146	(59,076)	(16,930)
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	326,696	(485,636)	(158,940)	306,209	(563,501)	(257,292)
TA Small/Mid Cap Value Initial Class	673,309	(687,839)	(14,530)	973,702	(837,964)	135,738
TA T. Rowe Price Small Cap Initial Class	670,776	(685,690)	(14,914)	548,165	(394,133)	154,032
TA Torray Concentrated Growth Initial Class	68,373	(71,311)	(2,938)	92,779	(121,368)	(28,589)
TA WMC US Growth Initial Class	1,821,597	(3,479,220)	(1,657,623)	2,051,746	(4,228,480)	(2,176,734)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	$377,454	$(609,402)	$(231,948)	$594,271	$(712,861)	$(118,590)
Access VP High Yield	1,028,040	(1,428,842)	(400,802)	3,523,382	(3,079,535)	443,847
Fidelity® VIP Contrafund® Service Class 2	3,394,576	(5,102,080)	(1,707,504)	4,173,548	(6,038,548)	(1,865,000)
Fidelity® VIP Equity-Income Service Class 2	2,962,511	(3,705,506)	(742,995)	2,302,417	(2,703,532)	(401,115)
Fidelity® VIP Growth Opportunities Service Class 2	2,495,568	(1,979,195)	516,373	1,899,144	(2,817,129)	(917,985)
Fidelity® VIP Index 500 Service Class 2	15,518,034	(10,982,679)	4,535,355	13,189,610	(10,861,353)	2,328,257
Franklin Founding Funds Allocation Class 4 Shares	405,606	(606,792)	(201,186)	656,455	(638,529)	17,926
ProFund VP Asia 30	6,297,518	(3,644,404)	2,653,114	2,148,010	(976,352)	1,171,658
ProFund VP Basic Materials	2,648,302	(2,485,343)	162,959	2,082,820	(1,393,852)	688,968
ProFund VP Bull	3,341,941	(5,138,128)	(1,796,187)	5,262,084	(6,517,533)	(1,255,449)
ProFund VP Consumer Services	809,559	(1,189,712)	(380,153)	1,680,098	(2,305,942)	(625,844)
ProFund VP Emerging Markets	8,119,373	(4,157,899)	3,961,474	11,506,412	(10,239,302)	1,267,110
ProFund VP Europe 30	2,324,159	(2,074,111)	250,048	860,476	(956,450)	(95,974)
ProFund VP Falling U.S. Dollar	1,374,146	(1,439,645)	(65,499)	117,968	(326,040)	(208,072)
ProFund VP Financials	2,539,274	(1,951,279)	587,995	1,958,591	(1,209,950)	748,641
ProFund VP Government Money Market	19,722,519	(20,230,942)	(508,423)	44,044,229	(49,651,861)	(5,607,632)
ProFund VP International	3,474,743	(912,799)	2,561,944	505,105	(628,360)	(123,255)
ProFund VP Japan	998,296	(1,342,352)	(344,056)	1,013,356	(2,497,399)	(1,484,043)
ProFund VP Mid-Cap	2,163,477	(5,481,414)	(3,317,937)	10,042,356	(7,179,049)	2,863,307
ProFund VP NASDAQ-100	8,944,950	(8,209,566)	735,384	29,930,180	(30,805,738)	(875,558)
ProFund VP Oil & Gas	3,676,611	(3,908,312)	(231,701)	4,585,063	(4,069,767)	515,296
ProFund VP Pharmaceuticals	1,465,451	(2,813,464)	(1,348,013)	2,009,901	(4,173,039)	(2,163,138)
ProFund VP Precious Metals	4,895,255	(5,878,830)	(983,575)	6,470,900	(4,491,904)	1,978,996
ProFund VP Short Emerging Markets	247,113	(721,709)	(474,596)	1,739,416	(1,287,400)	452,016
ProFund VP Short International	117,920	(298,694)	(180,774)	599,278	(413,609)	185,669
ProFund VP Short NASDAQ-100	2,140,162	(2,106,221)	33,941	7,013,048	(6,480,510)	532,538
ProFund VP Short Small-Cap	2,218,821	(2,480,604)	(261,783)	4,656,471	(3,844,756)	811,715

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements

4. Change in Units (continued)
	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Small-Cap	$2,981,729	$(7,193,795)	$(4,212,066)	$6,831,948	$(3,640,934)	$3,191,014
ProFund VP Small-Cap Value	3,523,133	(7,552,626)	(4,029,493)	7,263,526	(2,853,504)	4,410,022
ProFund VP Telecommunications	582,270	(1,921,501)	(1,339,231)	2,720,581	(1,517,739)	1,202,842
ProFund VP U.S. Government Plus	3,576,587	(6,425,372)	(2,848,785)	6,504,588	(4,207,695)	2,296,893
ProFund VP UltraNASDAQ-100	10,620,687	(7,104,369)	3,516,318	17,807,016	(21,933,204)	(4,126,188)
ProFund VP UltraSmall-Cap	5,462,937	(6,326,484)	(863,547)	5,615,614	(5,596,047)	19,567
ProFund VP Utilities	1,912,687	(4,087,301)	(2,174,614)	5,555,301	(3,348,013)	2,207,288
TA AB Dynamic Allocation Initial Class	431,081	(774,694)	(343,613)	827,470	(1,072,479)	(245,009)
TA Aegon Government Money Market Initial Class	6,131,889	(13,214,193)	(7,082,304)	16,503,863	(17,230,210)	(726,347)
TA Aegon High Yield Bond Initial Class	5,885,113	(6,791,614)	(906,501)	9,803,142	(6,970,513)	2,832,629
TA Aegon U.S. Government Securities Initial Class	4,471,246	(4,216,938)	254,308	3,667,304	(4,114,664)	(447,360)
TA Asset Allocation - Conservative Initial Class	5,168,573	(6,333,638)	(1,165,065)	3,955,786	(6,238,417)	(2,282,631)
TA Asset Allocation - Growth Initial Class	32,915,320	(46,031,163)	(13,115,843)	24,307,112	(42,006,252)	(17,699,140)
TA Asset Allocation - Moderate Initial Class	8,523,306	(13,734,841)	(5,211,535)	6,356,548	(11,736,302)	(5,379,754)
TA Asset Allocation - Moderate Growth Initial Class	32,533,360	(47,760,616)	(15,227,256)	21,656,161	(39,243,317)	(17,587,156)
TA Barrow Hanley Dividend Focused Initial Class	10,566,185	(15,509,850)	(4,943,665)	8,038,926	(14,525,224)	(6,486,298)
TA BlackRock Global Allocation Initial Class	1,584,035	(1,936,790)	(352,755)	1,503,254	(2,003,421)	(500,167)
TA BlackRock Tactical Allocation Initial Class	3,728,772	(5,938,413)	(2,209,641)	3,486,301	(5,076,442)	(1,590,141)
TA Clarion Global Real Estate Securities Initial Class	4,962,729	(9,954,326)	(4,991,597)	6,069,147	(10,172,330)	(4,103,183)
TA International Moderate Growth Initial Class	2,433,022	(2,830,334)	(397,312)	1,142,726	(1,488,437)	(345,711)
TA Janus Balanced Initial Class	2,754,554	(2,738,448)	16,106	1,304,204	(1,914,341)	(610,137)
TA Janus Mid-Cap Growth Initial Class	17,687,244	(39,011,146)	(21,323,902)	23,071,029	(47,614,678)	(24,543,649)
TA Jennison Growth Initial Class	7,503,599	(5,195,778)	2,307,821	5,549,292	(13,182,621)	(7,633,329)
TA JPMorgan Core Bond Initial Class	3,558,238	(8,685,405)	(5,127,167)	9,898,095	(7,782,167)	2,115,928
TA JPMorgan Enhanced Index Initial Class	3,682,465	(3,351,475)	330,990	2,553,548	(3,558,770)	(1,005,222)
TA JPMorgan Mid Cap Value Initial Class	544,997	(1,515,549)	(970,552)	954,535	(1,896,765)	(942,230)
TA JPMorgan Tactical Allocation Initial Class	7,415,932	(10,997,030)	(3,581,098)	7,384,652	(14,370,591)	(6,985,939)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
4. Change in Units (continued)
	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Managed Risk - Balanced ETF Initial Class	$718,201	$(400,939)	$317,262	$384,484	$(280,836)	$103,648
TA Managed Risk - Growth ETF Initial Class	803,792	(1,410,355)	(606,563)	1,482,759	(2,674,794)	(1,192,035)
TA MFS International Equity Initial Class	10,452,663	(9,952,977)	499,686	7,393,123	(11,146,808)	(3,753,685)
TA Morgan Stanley Capital Growth Initial Class	15,016,003	(12,225,943)	2,790,060	13,662,400	(20,847,650)	(7,185,250)
TA Multi-Managed Balanced Initial Class	6,829,977	(14,705,052)	(7,875,075)	8,137,669	(16,158,051)	(8,020,382)
TA PIMCO Tactical - Balanced Initial Class	956,844	(1,461,544)	(504,700)	1,182,317	(1,658,883)	(476,566)
TA PIMCO Tactical - Conservative Initial Class	1,561,630	(2,018,830)	(457,200)	1,426,682	(2,119,411)	(692,729)
TA PIMCO Tactical - Growth Initial Class	1,815,995	(2,435,398)	(619,403)	1,581,300	(2,334,356)	(753,056)
TA PIMCO Total Return Initial Class	6,598,988	(6,583,789)	15,199	11,054,273	(10,938,550)	115,723
TA QS Investors Active Asset Allocation - Conservative Initial Class	533,877	(961,828)	(427,951)	835,665	(1,025,361)	(189,696)
TA QS Investors Active Asset Allocation - Moderate Initial Class	408,999	(827,506)	(418,507)	487,196	(673,941)	(186,745)
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	4,155,282	(6,076,189)	(1,920,907)	3,513,741	(6,399,350)	(2,885,609)
TA Small/Mid Cap Value Initial Class	14,093,162	(24,328,112)	(10,234,950)	18,776,287	(24,263,451)	(5,487,164)
TA T. Rowe Price Small Cap Initial Class	17,137,517	(20,019,192)	(2,881,675)	12,730,351	(10,301,576)	2,428,775
TA Torray Concentrated Growth Initial Class	1,469,584	(1,958,334)	(488,750)	1,953,915	(2,824,930)	(871,015)
TA WMC US Growth Initial Class	35,392,985	(95,003,816)	(59,610,831)	37,647,906	(98,924,983)	(61,277,077)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017
5. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

AB Balanced Wealth Strategy Class B Shares
12/31/2017	129,250	$23.14	to	$20.34	$2,657,289	1.86%	0.00%	to	1.50%	15.62%	to	13.92%
12/31/2016	140,901	20.02	to	17.86	2,528,013	1.83	0.00	to	1.50	4.44	to	2.90
12/31/2015	143,029	19.17	to	17.35	2,554,505	2.11	0.00	to	1.50	1.29	to	(0.20)
12/31/2014	108,996	18.92	to	17.39	1,932,859	2.49	0.00	to	1.50	7.11	to	5.53
12/31/2013	96,496	17.67	to	16.48	1,637,100	2.44	0.00	to	1.50	16.27	to	14.55
Access VP High Yield
12/31/2017	181,089	20.50	to	17.53	3,242,904	3.74	0.00	to	1.50	4.79	to	3.25
12/31/2016	201,970	19.56	to	16.98	3,508,714	3.10	0.00	to	1.50	9.00	to	7.39
12/31/2015	172,093	17.95	to	15.81	2,791,841	3.70	0.00	to	1.50	0.15	to	(1.33)
12/31/2014	183,784	17.92	to	16.02	3,082,825	3.53	0.00	to	1.50	2.34	to	0.83
12/31/2013	354,737	17.51	to	15.89	5,908,320	2.62	0.00	to	1.50	10.02	to	8.39
Fidelity® VIP Contrafund® Service Class 2
12/31/2017	910,354	20.35	to	28.29	22,638,242	0.77	0.30	to	0.90	21.22	to	20.51
12/31/2016	941,893	16.78	to	23.47	20,270,933	0.62	0.30	to	0.90	7.41	to	6.77
12/31/2015	985,254	15.63	to	21.99	20,862,584	0.78	0.30	to	0.90	0.12	to	(0.48)
12/31/2014	1,049,813	15.61	to	22.09	23,090,070	0.76	0.30	to	0.90	11.32	to	10.66
12/31/2013	1,061,778	14.02	to	19.96	21,199,390	0.85	0.30	to	0.90	30.56	to	29.79
Fidelity® VIP Equity-Income Service Class 2
12/31/2017	514,492	19.34	to	24.34	11,550,024	1.48	0.30	to	0.90	12.31	to	11.65
12/31/2016	529,514	17.22	to	21.80	11,037,774	2.18	0.30	to	0.90	17.36	to	16.66
12/31/2015	535,288	14.68	to	18.68	9,857,106	2.90	0.30	to	0.90	(4.52)	to	(5.09)
12/31/2014	573,168	15.37	to	19.69	11,271,545	2.63	0.30	to	0.90	8.16	to	7.51
12/31/2013	627,239	14.21	to	18.31	11,485,921	2.43	0.30	to	0.90	27.44	to	26.69
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2017	398,985	24.77	to	20.30	8,736,075	0.11	0.30	to	0.90	33.78	to	32.98
12/31/2016	385,655	18.52	to	15.27	6,152,567	0.05	0.30	to	0.90	(0.24)	to	(0.83)
12/31/2015	458,127	18.56	to	15.39	7,155,211	-	0.30	to	0.90	5.03	to	4.40
12/31/2014	493,388	17.67	to	14.74	7,282,450	0.01	0.30	to	0.90	11.61	to	10.95
12/31/2013	495,704	15.84	to	13.29	6,587,747	0.05	0.30	to	0.90	37.13	to	36.31
Fidelity® VIP Index 500 Service Class 2
12/31/2017	1,804,677	23.82	to	21.94	47,478,979	1.61	0.00	to	1.50	21.41	to	19.62
12/31/2016	1,575,244	19.62	to	18.34	35,119,328	1.40	0.00	to	1.50	11.58	to	9.94
12/31/2015	1,431,885	17.59	to	16.68	29,355,484	1.82	0.00	to	1.50	1.08	to	(0.41)
12/31/2014	1,284,005	17.40	to	16.75	26,601,866	1.65	0.00	to	1.50	13.29	to	11.61
12/31/2013	1,059,391	15.36	to	15.01	19,728,648	1.84	0.00	to	1.50	31.91	to	29.96
Franklin Founding Funds Allocation Class 4 Shares
12/31/2017	115,582	24.25	to	21.31	2,494,958	2.58	0.00	to	1.50	11.78	to	10.13
12/31/2016	125,006	21.69	to	19.35	2,439,233	3.67	0.00	to	1.50	12.92	to	11.26
12/31/2015	121,175	19.21	to	17.39	2,174,203	2.75	0.00	to	1.50	(6.24)	to	(7.63)
12/31/2014	133,889	20.49	to	18.83	2,597,442	2.76	0.00	to	1.50	2.75	to	1.23
12/31/2013	114,612	19.94	to	18.60	2,194,012	10.64	0.00	to	1.50	23.68	to	21.85
ProFund VP Asia 30
12/31/2017	820,573	11.28	to	11.47	8,723,348	-	0.00	to	1.50	32.87	to	30.92
12/31/2016	560,320	8.49	to	8.76	4,476,330	1.03	0.00	to	1.50	0.64	to	(0.84)
12/31/2015	435,476	8.44	to	8.83	3,462,185	0.28	0.00	to	1.50	(9.38)	to	(10.72)
12/31/2014	453,883	9.31	to	9.89	4,005,729	0.07	0.00	to	1.50	(1.57)	to	(3.02)
12/31/2013	578,009	9.46	to	10.20	5,217,606	0.06	0.00	to	1.50	14.97	to	13.27

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

	At December 31			For the Year Ended December 31
		Unit Fair Value			Expense	Total Return***
		Corresponding to		Investment	Ratio**	Corresponding to
		Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

ProFund VP Basic Materials
12/31/2017	353,517	$13.67	to	$12.05	$4,507,974	0.38%	0.00%	to	1.50%	22.96%	to	21.15%
12/31/2016	342,923	11.12	to	9.95	3,568,051	0.40	0.00	to	1.50	18.49	to	16.74
12/31/2015	273,931	9.38	to	8.52	2,414,831	0.59	0.00	to	1.50	(13.92)	to	(15.19)
12/31/2014	312,424	10.90	to	10.05	3,214,324	0.58	0.00	to	1.50	1.69	to	0.18
12/31/2013	382,073	10.72	to	10.03	3,893,330	0.95	0.00	to	1.50	18.43	to	16.68
ProFund VP Bull
12/31/2017	231,602	19.99	to	18.82	4,665,839	-	0.00	to	1.50	19.34	to	17.58
12/31/2016	331,447	16.75	to	16.01	5,644,107	-	0.00	to	1.50	9.66	to	8.04
12/31/2015	428,545	15.27	to	14.81	6,714,298	-	0.00	to	1.50	(0.46)	to	(1.93)
12/31/2014	494,107	15.34	to	15.11	7,847,701	-	0.00	to	1.50	11.47	to	9.82
12/31/2013	379,024	13.76	to	13.75	5,456,864	-	0.00	to	1.50	29.76	to	27.84
ProFund VP Consumer Services
12/31/2017	149,083	29.55	to	28.62	3,954,853	-	0.00	to	1.50	18.37	to	16.62
12/31/2016	163,438	24.96	to	24.54	3,722,987	-	0.00	to	1.50	4.18	to	2.65
12/31/2015	190,269	23.96	to	23.91	4,223,671	-	0.00	to	1.50	4.69	to	3.14
12/31/2014	170,913	22.89	to	23.18	3,676,431	-	0.00	to	1.50	12.46	to	10.80
12/31/2013	174,922	20.35	to	20.92	3,394,209	0.23	0.00	to	1.50	39.87	to	37.80
ProFund VP Emerging Markets
12/31/2017	1,217,400	8.54	to	8.31	10,163,614	0.07	0.00	to	1.50	33.26	to	31.29
12/31/2016	717,341	6.41	to	6.33	4,420,456	0.22	0.00	to	1.50	11.01	to	9.37
12/31/2015	461,587	5.77	to	5.78	2,529,081	0.96	0.00	to	1.50	(17.36)	to	(18.59)
12/31/2014	473,019	6.98	to	7.10	3,137,159	0.18	0.00	to	1.50	(3.42)	to	(4.85)
12/31/2013	763,357	7.23	to	7.47	5,251,045	0.62	0.00	to	1.50	(6.42)	to	(7.81)
ProFund VP Europe 30
12/31/2017	145,661	11.16	to	10.06	1,554,182	2.22	0.00	to	1.50	19.71	to	17.95
12/31/2016	123,591	9.32	to	8.53	1,090,839	3.01	0.00	to	1.50	7.81	to	6.22
12/31/2015	136,433	8.65	to	8.03	1,117,414	4.75	0.00	to	1.50	(10.88)	to	(12.20)
12/31/2014	90,875	9.70	to	9.14	840,921	0.95	0.00	to	1.50	(8.65)	to	(10.00)
12/31/2013	70,112	10.62	to	10.16	710,051	0.36	0.00	to	1.50	21.64	to	19.84
ProFund VP Falling U.S. Dollar
12/31/2017	39,617	6.99	to	5.96	269,359	-	0.00	to	1.50	8.46	to	6.86
12/31/2016	44,786	6.45	to	5.58	275,533	-	0.00	to	1.50	(5.86)	to	(7.25)
12/31/2015	76,535	6.85	to	6.01	505,042	-	0.00	to	1.50	(10.01)	to	(11.34)
12/31/2014	50,926	7.61	to	6.78	369,511	-	0.00	to	1.50	(12.60)	to	(13.89)
12/31/2013	91,312	8.71	to	7.87	757,593	-	0.00	to	1.50	(2.01)	to	(3.46)
ProFund VP Financials
12/31/2017	367,605	14.69	to	16.35	5,425,492	0.34	0.00	to	1.50	18.19	to	16.45
12/31/2016	338,073	12.43	to	14.04	4,108,516	0.34	0.00	to	1.50	15.32	to	13.62
12/31/2015	287,364	10.78	to	12.36	2,994,973	0.34	0.00	to	1.50	(1.49)	to	(2.95)
12/31/2014	356,539	10.94	to	12.74	3,733,080	0.21	0.00	to	1.50	12.92	to	11.25
12/31/2013	384,821	9.69	to	11.45	3,559,313	0.33	0.00	to	1.50	32.08	to	30.13
ProFund VP Government Money Market
12/31/2017	1,004,665	10.56	to	8.71	9,769,539	0.02	0.00	to	1.50	0.02	to	(1.45)
12/31/2016	1,058,271	10.55	to	8.84	10,369,020	0.02	0.00	to	1.50	0.02	to	(1.45)
12/31/2015	1,630,675	10.55	to	8.97	16,093,644	0.02	0.00	to	1.50	0.02	to	(1.45)
12/31/2014	1,622,711	10.55	to	9.11	16,150,205	0.02	0.00	to	1.50	0.02	to	(1.46)
12/31/2013	1,587,303	10.55	to	9.24	15,951,315	0.02	0.00	to	1.50	0.02	to	(1.46)
ProFund VP International
12/31/2017	406,411	10.31	to	9.66	4,191,633	-	0.00	to	1.50	21.80	to	20.00
12/31/2016	144,517	8.46	to	8.05	1,166,852	-	0.00	to	1.50	(0.93)	to	(2.39)
12/31/2015	162,334	8.54	to	8.24	1,319,773	-	0.00	to	1.50	(3.52)	to	(4.95)
12/31/2014	184,987	8.85	to	8.67	1,559,803	-	0.00	to	1.50	(8.11)	to	(9.47)
12/31/2013	297,995	9.64	to	9.58	2,733,179	-	0.00	to	1.50	19.49	to	17.73

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

	At December 31			For the Year Ended December 31
		Unit Fair Value			Expense	Total Return***
		Corresponding to		Investment	Ratio**	Corresponding to
		Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

ProFund VP Japan
12/31/2017	68,842	$13.02	to	$11.67	$926,938	-%	0.00%	to	1.50%	18.45%	to	16.71%
12/31/2016	103,751	10.99	to	10.00	1,119,515	-	0.00	to	1.50	0.41	to	(1.07)
12/31/2015	259,368	10.94	to	10.11	2,766,547	-	0.00	to	1.50	5.81	to	4.25
12/31/2014	106,107	10.34	to	9.69	1,054,285	-	0.00	to	1.50	3.23	to	1.70
12/31/2013	264,230	10.02	to	9.53	2,520,139	-	0.00	to	1.50	48.24	to	46.05
ProFund VP Mid-Cap
12/31/2017	205,685	21.42	to	19.43	3,998,852	-	0.00	to	1.50	13.43	to	11.76
12/31/2016	391,109	18.88	to	17.39	6,758,644	-	0.00	to	1.50	18.19	to	16.44
12/31/2015	204,135	15.97	to	14.93	3,034,728	-	0.00	to	1.50	(4.45)	to	(5.86)
12/31/2014	293,798	16.72	to	15.86	4,612,463	-	0.00	to	1.50	7.65	to	6.06
12/31/2013	354,544	15.53	to	14.96	5,239,823	-	0.00	to	1.50	30.79	to	28.86
ProFund VP NASDAQ-100
12/31/2017	440,866	33.67	to	28.29	14,214,808	-	0.00	to	1.50	30.37	to	28.45
12/31/2016	397,360	25.82	to	22.02	10,123,687	-	0.00	to	1.50	5.26	to	3.70
12/31/2015	445,017	24.53	to	21.24	10,857,808	-	0.00	to	1.50	7.45	to	5.87
12/31/2014	668,036	22.83	to	20.06	15,744,895	-	0.00	to	1.50	17.01	to	15.28
12/31/2013	370,711	19.51	to	17.40	7,650,822	-	0.00	to	1.50	34.27	to	32.29
ProFund VP Oil & Gas
12/31/2017	928,891	9.33	to	7.49	8,081,643	1.27	0.00	to	1.50	(3.17)	to	(4.60)
12/31/2016	960,671	9.64	to	7.85	8,659,629	1.41	0.00	to	1.50	24.18	to	22.35
12/31/2015	900,764	7.76	to	6.42	6,554,109	0.62	0.00	to	1.50	(23.37)	to	(24.51)
12/31/2014	730,537	10.13	to	8.50	6,968,686	0.40	0.00	to	1.50	(10.87)	to	(12.19)
12/31/2013	716,936	11.36	to	9.68	7,726,500	0.42	0.00	to	1.50	24.07	to	22.24
ProFund VP Pharmaceuticals
12/31/2017	279,193	23.10	to	21.39	5,994,460	0.95	0.00	to	1.50	10.36	to	8.73
12/31/2016	345,205	20.94	to	19.67	6,749,993	0.94	0.00	to	1.50	(3.73)	to	(5.15)
12/31/2015	455,798	21.75	to	20.74	9,303,317	0.48	0.00	to	1.50	4.44	to	2.90
12/31/2014	421,078	20.82	to	20.16	8,282,932	0.70	0.00	to	1.50	19.36	to	17.60
12/31/2013	272,535	17.45	to	17.14	4,526,613	1.57	0.00	to	1.50	31.63	to	29.68
ProFund VP Precious Metals
12/31/2017	1,507,392	3.86	to	3.61	5,439,646	-	0.00	to	1.50	5.28	to	3.73
12/31/2016	1,777,677	3.67	to	3.48	6,099,905	-	0.00	to	1.50	55.81	to	53.52
12/31/2015	1,280,202	2.35	to	2.26	2,835,371	-	0.00	to	1.50	(32.85)	to	(33.85)
12/31/2014	1,054,767	3.51	to	3.42	3,496,463	-	0.00	to	1.50	(23.86)	to	(24.99)
12/31/2013	888,589	4.61	to	4.56	3,896,411	-	0.00	to	1.50	(37.94)	to	(38.86)
ProFund VP Short Emerging Markets
12/31/2017	80,509	3.48	to	2.81	288,783	-	0.00	to	1.50	(27.84)	to	(28.91)
12/31/2016	186,560	4.82	to	3.95	947,222	-	0.00	to	1.50	(16.24)	to	(17.48)
12/31/2015	122,578	5.75	to	4.78	724,605	-	0.00	to	1.50	11.52	to	9.87
12/31/2014	208,907	5.16	to	4.35	1,039,511	-	0.00	to	1.50	(2.93)	to	(4.36)
12/31/2013	83,885	5.32	to	4.55	421,715	-	0.00	to	1.50	(0.23)	to	(1.70)
ProFund VP Short International
12/31/2017	79,108	3.63	to	2.95	278,713	-	0.00	to	1.50	(20.64)	to	(21.81)
12/31/2016	128,281	4.58	to	3.78	560,218	-	0.00	to	1.50	(5.90)	to	(7.28)
12/31/2015	95,098	4.87	to	4.07	439,797	-	0.00	to	1.50	(3.78)	to	(5.20)
12/31/2014	116,136	5.06	to	4.30	555,329	-	0.00	to	1.50	2.80	to	1.28
12/31/2013	91,408	4.92	to	4.24	425,812	-	0.00	to	1.50	(21.01)	to	(22.18)
ProFund VP Short NASDAQ-100
12/31/2017	590,697	1.44	to	1.29	870,919	-	0.00	to	1.50	(25.25)	to	(26.35)
12/31/2016	596,809	1.93	to	1.75	1,126,767	-	0.00	to	1.50	(10.06)	to	(11.39)
12/31/2015	362,766	2.15	to	1.97	750,478	-	0.00	to	1.50	(13.04)	to	(14.33)
12/31/2014	205,788	2.47	to	2.30	487,879	-	0.00	to	1.50	(19.38)	to	(20.57)
12/31/2013	198,467	3.07	to	2.90	578,643	-	0.00	to	1.50	(29.40)	to	(30.45)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Short Small-Cap
	12/31/2017	390,362	$1.88	to	$1.42	$667,558	-%	0.00%	to	1.50%	(14.20)%	to	(15.47)%
	12/31/2016	500,897	2.19	to	1.68	1,051,128	-	0.00	to	1.50	(21.60)	to	(22.75)
	12/31/2015	263,480	2.79	to	2.17	619,952	-	0.00	to	1.50	(0.82)	to	(2.29)
	12/31/2014	348,509	2.81	to	2.22	821,602	-	0.00	to	1.50	(9.23)	to	(10.57)
	12/31/2013	418,451	3.10	to	2.48	1,095,526	-	0.00	to	1.50	(31.25)	to	(32.27)
ProFund VP Small-Cap
	12/31/2017	194,574	19.54	to	19.30	3,732,484	-	0.00	to	1.50	12.43	to	10.77
	12/31/2016	437,377	17.38	to	17.43	7,507,148	-	0.00	to	1.50	19.68	to	17.92
	12/31/2015	244,845	14.53	to	14.78	3,577,901	-	0.00	to	1.50	(6.21)	to	(7.59)
	12/31/2014	178,697	15.49	to	15.99	2,819,996	-	0.00	to	1.50	2.48	to	0.96
	12/31/2013	575,020	15.11	to	15.84	8,997,181	-	0.00	to	1.50	37.18	to	35.16
ProFund VP Small-Cap Value
	12/31/2017	166,430	22.49	to	21.29	3,418,360	0.01	0.00	to	1.50	9.71	to	8.09
	12/31/2016	386,675	20.50	to	19.70	7,280,442	-	0.00	to	1.50	28.77	to	26.88
	12/31/2015	136,649	15.92	to	15.53	2,027,849	-	0.00	to	1.50	(8.28)	to	(9.63)
	12/31/2014	93,224	17.36	to	17.18	1,524,315	-	0.00	to	1.50	5.81	to	4.25
	12/31/2013	328,402	16.40	to	16.48	5,135,188	0.34	0.00	to	1.50	37.67	to	35.64
ProFund VP Telecommunications
	12/31/2017	72,686	15.63	to	14.44	1,069,305	4.01	0.00	to	1.50	(2.12)	to	(3.57)
	12/31/2016	168,362	15.97	to	14.97	2,521,360	1.86	0.00	to	1.50	21.65	to	19.86
	12/31/2015	83,864	13.12	to	12.49	1,037,938	1.53	0.00	to	1.50	1.52	to	0.02
	12/31/2014	46,805	12.93	to	12.49	573,414	3.47	0.00	to	1.50	0.57	to	(0.92)
	12/31/2013	54,824	12.85	to	12.60	672,142	3.00	0.00	to	1.50	12.07	to	10.41
ProFund VP U.S. Government Plus
	12/31/2017	216,837	18.46	to	15.88	3,673,437	0.43	0.00	to	1.50	9.49	to	7.87
	12/31/2016	394,826	16.86	to	14.72	6,160,130	-	0.00	to	1.50	(0.31)	to	(1.78)
	12/31/2015	256,958	16.92	to	14.99	4,052,870	-	0.00	to	1.50	(5.64)	to	(7.04)
	12/31/2014	472,277	17.93	to	16.12	7,978,988	0.15	0.00	to	1.50	36.39	to	34.38
	12/31/2013	185,209	13.14	to	12.00	2,316,197	0.19	0.00	to	1.50	(19.11)	to	(20.31)
ProFund VP UltraNASDAQ-100
	12/31/2017	536,454	46.76	to	43.72	24,476,044	-	0.30	to	1.50	67.83	to	65.85
	12/31/2016	445,062	27.86	to	26.36	12,124,081	-	0.30	to	1.50	8.30	to	7.02
	12/31/2015	617,642	25.73	to	24.63	15,594,241	-	0.30	to	1.50	13.26	to	11.92
	12/31/2014	752,703	22.71	to	22.01	16,847,427	-	0.30	to	1.50	35.43	to	33.83
	12/31/2013	524,419	16.77	to	16.44	8,712,260	-	0.30	to	1.50	78.51	to	76.40
ProFund VP UltraSmall-Cap
	12/31/2017	334,026	26.47	to	26.47	8,487,733	-	0.00	to	1.50	25.20	to	23.35
	12/31/2016	374,082	21.14	to	21.46	7,577,278	-	0.00	to	1.50	39.59	to	37.53
	12/31/2015	395,475	15.15	to	15.60	5,703,293	-	0.00	to	1.50	(12.97)	to	(14.26)
	12/31/2014	462,449	17.40	to	18.20	7,663,963	-	0.00	to	1.50	5.38	to	3.82
	12/31/2013	687,819	16.52	to	17.53	10,830,668	-	0.00	to	1.50	86.66	to	83.90
ProFund VP Utilities
	12/31/2017	258,882	17.69	to	14.75	4,365,893	2.03	0.00	to	1.50	10.64	to	9.01
	12/31/2016	397,813	15.99	to	13.53	6,006,825	1.62	0.00	to	1.50	15.07	to	13.38
	12/31/2015	247,102	13.89	to	11.93	3,258,508	2.08	0.00	to	1.50	(6.40)	to	(7.79)
	12/31/2014	308,266	14.84	to	12.94	4,337,857	1.35	0.00	to	1.50	25.88	to	24.02
	12/31/2013	187,028	11.79	to	10.44	2,094,772	2.62	0.00	to	1.50	13.31	to	11.64
TA AB Dynamic Allocation Initial Class
	12/31/2017	182,008	15.13	to	11.87	3,013,996	1.75	0.00	to	1.50	9.74	to	8.13
	12/31/2016	197,400	13.79	to	10.98	3,092,227	1.47	0.00	to	1.50	2.22	to	0.72
	12/31/2015	203,856	13.49	to	10.90	3,288,538	1.24	0.00	to	1.50	(0.08)	to	(1.55)
	12/31/2014	213,851	13.50	to	11.07	3,623,943	1.01	0.00	to	1.50	5.56	to	4.00
	12/31/2013	211,633	12.79	to	10.65	3,473,693	1.15	0.00	to	1.50	7.18	to	5.60

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

	At December 31			For the Year Ended December 31
		Unit Fair Value			Expense	Total Return***
		Corresponding to		Investment	Ratio**	Corresponding to
		Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

TA Aegon Government Money Market Initial Class
12/31/2017	2,103,005	$10.86	to	$8.78	$28,500,890	0.01%	0.00%	to	1.50%	0.01%	to	(1.47)%
12/31/2016	2,421,818	10.86	to	8.91	35,815,432	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2015	2,289,766	10.86	to	9.04	36,829,733	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2014	1,935,426	10.85	to	9.18	33,526,122	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2013	2,061,971	10.85	to	9.32	37,528,464	0.01	0.00	to	1.50	0.01	to	(1.47)
TA Aegon High Yield Bond Initial Class
12/31/2017	908,539	21.00	to	17.76	19,145,546	5.93	0.00	to	1.50	7.44	to	5.86
12/31/2016	922,333	19.55	to	16.77	18,909,800	5.86	0.00	to	1.50	15.34	to	13.64
12/31/2015	744,419	16.95	to	14.76	14,024,320	5.88	0.00	to	1.50	(4.22)	to	(5.64)
12/31/2014	768,308	17.69	to	15.64	15,700,265	4.94	0.00	to	1.50	3.98	to	2.44
12/31/2013	958,905	17.02	to	15.27	19,315,590	5.47	0.00	to	1.50	6.60	to	5.02
TA Aegon U.S. Government Securities Initial Class
12/31/2017	622,834	14.91	to	11.92	8,651,009	3.74	0.00	to	1.50	2.66	to	1.14
12/31/2016	582,207	14.52	to	11.78	8,268,214	0.66	0.00	to	1.50	0.30	to	(1.18)
12/31/2015	610,031	14.48	to	11.92	8,753,320	2.12	0.00	to	1.50	0.10	to	(1.38)
12/31/2014	545,908	14.46	to	12.09	8,089,421	4.36	0.00	to	1.50	4.66	to	3.11
12/31/2013	548,374	13.82	to	11.72	7,951,648	2.15	0.00	to	1.50	(2.24)	to	(3.68)
TA Asset Allocation - Conservative Initial Class
12/31/2017	1,808,077	16.66	to	14.00	33,444,895	2.07	0.00	to	1.50	12.81	to	11.15
12/31/2016	1,828,993	14.77	to	12.59	31,056,638	2.03	0.00	to	1.50	4.62	to	3.08
12/31/2015	1,928,238	14.12	to	12.22	32,182,847	2.24	0.00	to	1.50	(1.96)	to	(3.41)
12/31/2014	2,056,965	14.40	to	12.65	35,981,682	2.69	0.00	to	1.50	2.19	to	0.68
12/31/2013	2,123,723	14.09	to	12.56	36,960,009	3.07	0.00	to	1.50	9.37	to	7.75
TA Asset Allocation - Growth Initial Class
12/31/2017	14,903,405	18.22	to	16.16	312,891,018	1.45	0.00	to	1.50	24.63	to	22.80
12/31/2016	14,967,195	14.62	to	13.16	264,735,115	2.18	0.00	to	1.50	6.08	to	4.51
12/31/2015	15,502,585	13.78	to	12.59	269,244,867	1.64	0.00	to	1.50	(1.93)	to	(3.38)
12/31/2014	15,922,532	14.05	to	13.03	296,118,850	2.34	0.00	to	1.50	2.73	to	1.21
12/31/2013	16,494,167	13.68	to	12.87	308,456,503	1.22	0.00	to	1.50	26.81	to	24.94
TA Asset Allocation - Moderate Initial Class
12/31/2017	3,956,767	17.73	to	14.94	76,977,415	1.86	0.00	to	1.50	16.47	to	14.75
12/31/2016	4,086,087	15.22	to	13.02	71,525,376	2.20	0.00	to	1.50	5.56	to	4.01
12/31/2015	4,313,192	14.42	to	12.52	73,628,323	2.01	0.00	to	1.50	(2.23)	to	(3.67)
12/31/2014	4,527,820	14.75	to	13.00	82,581,771	2.23	0.00	to	1.50	2.77	to	1.25
12/31/2013	4,718,623	14.35	to	12.84	86,176,699	2.44	0.00	to	1.50	13.50	to	11.82
TA Asset Allocation - Moderate Growth Initial Class
12/31/2017	15,118,264	17.96	to	15.60	304,126,820	1.72	0.00	to	1.50	19.77	to	18.01
12/31/2016	15,259,736	15.00	to	13.22	269,751,359	2.03	0.00	to	1.50	6.55	to	4.98
12/31/2015	15,834,085	14.08	to	12.59	272,495,299	2.19	0.00	to	1.50	(2.23)	to	(3.68)
12/31/2014	16,383,697	14.40	to	13.07	302,518,621	2.68	0.00	to	1.50	2.57	to	1.06
12/31/2013	16,718,753	14.04	to	12.94	312,493,818	2.29	0.00	to	1.50	19.38	to	17.62
TA Barrow Hanley Dividend Focused Initial Class
12/31/2017	2,270,293	19.49	to	17.79	74,360,907	2.32	0.00	to	1.50	16.43	to	14.71
12/31/2016	2,280,104	16.74	to	15.51	68,871,227	2.12	0.00	to	1.50	14.91	to	13.22
12/31/2015	2,357,254	14.57	to	13.70	66,699,906	1.85	0.00	to	1.50	(3.59)	to	(5.02)
12/31/2014	2,458,343	15.11	to	14.42	77,266,260	1.34	0.00	to	1.50	12.17	to	10.51
12/31/2013	2,340,738	13.47	to	13.05	69,350,456	2.35	0.00	to	1.50	30.24	to	28.32
TA BlackRock Global Allocation Initial Class
12/31/2017	468,871	13.93	to	12.88	6,348,837	2.00	0.30	to	1.50	13.41	to	12.07
12/31/2016	497,686	12.28	to	11.49	5,948,994	0.98	0.30	to	1.50	4.62	to	3.39
12/31/2015	541,955	11.74	to	11.11	6,219,680	2.95	0.30	to	1.50	(1.29)	to	(2.46)
12/31/2014	542,404	11.90	to	11.39	6,329,555	2.83	0.30	to	1.50	1.78	to	0.58
12/31/2013	475,997	11.69	to	11.33	5,486,130	2.00	0.30	to	1.50	14.27	to	12.92

                                                                                                                                Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

	At December 31			For the Year Ended December 31
		Unit Fair Value			Expense	Total Return***
		Corresponding to		Investment	Ratio**	Corresponding to
		Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

TA BlackRock Tactical Allocation Initial Class
12/31/2017	1,908,492	$14.93	to	$13.65	$27,366,726	2.69%	0.00%	to	1.50%	12.02%	to	10.37%
12/31/2016	2,075,714	13.33	to	12.36	26,720,762	3.90	0.00	to	1.50	5.16	to	3.61
12/31/2015	2,204,740	12.67	to	11.93	27,165,866	2.87	0.00	to	1.50	0.06	to	(1.42)
12/31/2014	2,381,838	12.66	to	12.11	29,541,610	2.83	0.00	to	1.50	5.03	to	3.79
12/31/2013	422,236	12.03	to	11.66	5,010,009	2.22	0.30	to	1.50	12.29	to	10.97
TA Clarion Global Real Estate Securities Initial Class
12/31/2017	1,719,191	13.89	to	13.90	43,179,257	3.64	0.00	to	1.50	11.32	to	9.68
12/31/2016	1,748,145	12.48	to	12.67	43,864,350	1.75	0.00	to	1.50	0.62	to	(0.86)
12/31/2015	1,731,597	12.40	to	12.78	48,016,426	4.40	0.00	to	1.50	(0.60)	to	(2.07)
12/31/2014	1,624,291	12.48	to	13.05	50,927,199	1.51	0.00	to	1.50	13.56	to	11.89
12/31/2013	1,637,406	10.99	to	11.67	47,559,908	5.50	0.00	to	1.50	3.90	to	2.36
TA International Moderate Growth Initial Class
12/31/2017	946,821	14.85	to	12.54	12,670,600	1.83	0.00	to	1.50	21.78	to	19.99
12/31/2016	979,021	12.20	to	10.45	10,835,853	2.10	0.00	to	1.50	1.22	to	(0.27)
12/31/2015	1,011,083	12.05	to	10.48	11,146,400	1.96	0.00	to	1.50	(1.64)	to	(3.09)
12/31/2014	1,029,236	12.25	to	10.81	11,634,211	2.27	0.00	to	1.50	(0.47)	to	(1.94)
12/31/2013	1,035,656	12.31	to	11.02	11,862,703	2.05	0.00	to	1.50	12.72	to	11.05
TA Janus Balanced Initial Class
12/31/2017	724,892	17.04	to	15.01	11,305,225	1.58	0.00	to	1.50	17.05	to	15.32
12/31/2016	715,770	14.56	to	13.02	9,685,373	1.22	0.00	to	1.50	4.33	to	2.79
12/31/2015	759,586	13.95	to	12.67	9,971,177	0.91	0.00	to	1.50	0.34	to	(1.14)
12/31/2014	778,586	13.91	to	12.81	10,313,848	0.73	0.00	to	1.50	8.20	to	6.60
12/31/2013	776,819	12.85	to	12.02	9,621,053	0.81	0.00	to	1.50	19.27	to	17.51
TA Janus Mid-Cap Growth Initial Class
12/31/2017	9,183,297	25.03	to	19.62	337,913,344	0.10	0.00	to	1.50	29.01	to	27.11
12/31/2016	9,076,020	19.40	to	15.44	282,519,239	-	0.00	to	1.50	(2.04)	to	(3.49)
12/31/2015	8,691,872	19.81	to	15.99	317,339,375	-	0.00	to	1.50	(5.03)	to	(6.44)
12/31/2014	7,353,327	20.86	to	17.09	368,160,169	-	0.00	to	1.50	0.02	to	(1.46)
12/31/2013	6,801,694	20.86	to	17.35	400,725,724	0.82	0.00	to	1.50	39.14	to	37.09
TA Jennison Growth Initial Class
12/31/2017	1,044,901	28.23	to	25.18	27,034,890	0.01	0.00	to	1.50	36.44	to	34.43
12/31/2016	940,162	20.69	to	18.73	18,119,269	-	0.00	to	1.50	(1.65)	to	(3.10)
12/31/2015	1,344,613	21.04	to	19.33	26,651,335	-	0.00	to	1.50	11.40	to	9.76
12/31/2014	1,208,243	18.88	to	17.61	21,823,230	-	0.00	to	1.50	9.96	to	8.33
12/31/2013	997,359	17.17	to	16.26	16,588,876	0.26	0.00	to	1.50	37.70	to	35.67
TA JPMorgan Core Bond Initial Class
12/31/2017	1,388,407	16.81	to	13.28	35,983,696	2.91	0.00	to	1.50	3.66	to	2.14
12/31/2016	1,437,967	16.21	to	13.00	40,055,708	2.17	0.00	to	1.50	2.39	to	0.88
12/31/2015	1,234,740	15.83	to	12.89	37,344,012	2.00	0.00	to	1.50	0.61	to	(0.87)
12/31/2014	1,248,616	15.74	to	13.00	42,109,356	2.03	0.00	to	1.50	5.33	to	3.77
12/31/2013	1,189,246	14.94	to	12.53	42,590,183	2.84	0.00	to	1.50	(1.84)	to	(3.29)
TA JPMorgan Enhanced Index Initial Class
12/31/2017	375,201	24.19	to	22.59	10,203,033	0.59	0.00	to	1.50	21.15	to	19.37
12/31/2016	351,180	19.96	to	18.92	8,082,798	0.40	0.00	to	1.50	11.35	to	9.71
12/31/2015	402,793	17.93	to	17.25	8,472,411	0.94	0.00	to	1.50	(0.07)	to	(1.55)
12/31/2014	377,272	17.94	to	17.52	8,139,538	0.80	0.00	to	1.50	14.18	to	12.50
12/31/2013	363,316	15.71	to	15.57	7,002,418	0.66	0.00	to	1.50	32.52	to	30.56
TA JPMorgan Mid Cap Value Initial Class
12/31/2017	218,249	22.29	to	39.94	7,157,522	0.78	0.30	to	0.90	13.14	to	12.46
12/31/2016	236,161	19.70	to	35.51	7,277,280	2.08	0.30	to	0.90	14.25	to	13.57
12/31/2015	252,964	17.24	to	31.27	7,312,430	0.87	0.30	to	0.90	(3.03)	to	(3.60)
12/31/2014	269,018	17.78	to	32.44	8,553,912	0.71	0.30	to	0.90	14.94	to	14.26
12/31/2013	297,704	15.47	to	28.39	8,409,132	0.48	0.30	to	0.90	31.42	to	30.64

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA JPMorgan Tactical Allocation Initial Class
	12/31/2017	2,044,825	$14.27	to	$11.64	$43,708,710	1.84%	0.00%	to	1.50%	8.75%	to	7.15%
	12/31/2016	1,962,394	13.13	to	10.86	43,892,286	1.35	0.00	to	1.50	4.46	to	2.92
	12/31/2015	2,083,125	12.57	to	10.55	49,165,930	1.26	0.00	to	1.50	(0.11)	to	(1.58)
	12/31/2014	2,083,828	12.58	to	10.72	54,021,746	1.13	0.00	to	1.50	6.53	to	4.95
	12/31/2013	1,836,341	11.81	to	10.22	50,813,971	1.12	0.00	to	1.50	5.51	to	3.95
TA Managed Risk - Balanced ETF Initial Class
	12/31/2017	134,365	16.15	to	14.85	1,980,672	1.81	0.00	to	1.50	13.72	to	12.04
	12/31/2016	110,976	14.20	to	13.25	1,460,057	1.89	0.00	to	1.50	3.94	to	2.41
	12/31/2015	103,015	13.66	to	12.94	1,313,571	1.38	0.00	to	1.50	(1.50)	to	(2.95)
	12/31/2014	106,808	13.87	to	13.34	1,396,524	1.05	0.00	to	1.50	4.81	to	3.26
	12/31/2013	69,037	13.23	to	12.91	870,501	1.25	0.00	to	1.50	11.76	to	10.11
TA Managed Risk - Growth ETF Initial Class
	12/31/2017	224,120	16.98	to	15.96	3,522,359	1.89	0.00	to	1.50	18.78	to	17.03
	12/31/2016	267,686	14.30	to	13.63	3,564,335	1.92	0.00	to	1.50	4.97	to	3.42
	12/31/2015	360,027	13.62	to	13.18	4,601,357	1.64	0.00	to	1.50	(3.17)	to	(4.60)
	12/31/2014	428,382	14.06	to	13.82	5,695,732	1.25	0.00	to	1.50	4.17	to	2.63
	12/31/2013	269,355	13.50	to	13.46	3,470,733	1.54	0.00	to	1.50	19.09	to	17.33
TA MFS International Equity Initial Class
	12/31/2017	2,582,105	14.99	to	14.34	43,373,061	1.39	0.00	to	1.50	27.24	to	25.37
	12/31/2016	2,430,919	11.78	to	11.43	33,839,961	1.51	0.00	to	1.50	0.08	to	(1.40)
	12/31/2015	2,506,005	11.77	to	11.60	37,962,670	1.68	0.00	to	1.50	0.08	to	(1.40)
	12/31/2014	2,468,627	11.77	to	11.76	39,436,664	0.95	0.00	to	1.50	(5.17)	to	(6.58)
	12/31/2013	2,542,705	12.41	to	12.59	44,178,744	1.12	0.00	to	1.50	18.09	to	16.35
TA Morgan Stanley Capital Growth Initial Class
	12/31/2017	1,921,519	29.48	to	27.52	63,401,145	-	0.00	to	1.50	43.59	to	41.48
	12/31/2016	1,695,157	20.53	to	19.45	42,402,687	-	0.00	to	1.50	(2.26)	to	(3.70)
	12/31/2015	1,796,549	21.01	to	20.20	51,149,612	-	0.00	to	1.50	11.79	to	10.14
	12/31/2014	1,615,749	18.79	to	18.34	43,499,029	-	0.00	to	1.50	6.00	to	4.44
	12/31/2013	1,614,954	17.73	to	17.56	41,972,887	0.68	0.00	to	1.50	48.25	to	46.06
TA Multi-Managed Balanced Initial Class
	12/31/2017	4,746,359	23.14	to	19.54	124,785,035	0.85	0.00	to	1.50	14.14	to	12.45
	12/31/2016	4,932,676	20.28	to	17.37	117,567,654	0.96	0.00	to	1.50	7.87	to	6.28
	12/31/2015	5,184,106	18.80	to	16.34	117,750,424	1.37	0.00	to	1.50	0.21	to	(1.27)
	12/31/2014	5,490,844	18.76	to	16.55	126,843,352	1.38	0.00	to	1.50	10.81	to	9.17
	12/31/2013	5,788,779	16.93	to	15.16	122,595,908	1.59	0.00	to	1.50	18.09	to	16.35
TA PIMCO Tactical - Balanced Initial Class
	12/31/2017	474,705	15.21	to	13.37	6,615,284	0.53	0.00	to	1.50	12.42	to	10.76
	12/31/2016	510,821	13.53	to	12.07	6,408,762	0.51	0.00	to	1.50	5.65	to	4.09
	12/31/2015	546,907	12.80	to	11.59	6,578,349	-	0.00	to	1.50	(2.27)	to	(3.72)
	12/31/2014	574,965	13.10	to	12.04	7,174,801	1.06	0.00	to	1.50	8.05	to	6.45
	12/31/2013	619,030	12.13	to	11.31	7,222,343	0.63	0.00	to	1.50	12.16	to	10.50
TA PIMCO Tactical - Conservative Initial Class
	12/31/2017	745,711	14.32	to	12.59	9,721,335	1.48	0.00	to	1.50	10.70	to	9.07
	12/31/2016	776,246	12.93	to	11.54	9,288,937	0.59	0.00	to	1.50	5.22	to	3.67
	12/31/2015	830,914	12.29	to	11.13	9,582,563	0.39	0.00	to	1.50	(1.77)	to	(3.22)
	12/31/2014	874,836	12.51	to	11.50	10,416,283	1.36	0.00	to	1.50	8.93	to	7.32
	12/31/2013	892,693	11.49	to	10.72	9,862,430	0.70	0.00	to	1.50	8.44	to	6.83
TA PIMCO Tactical - Growth Initial Class
	12/31/2017	970,002	15.01	to	13.19	13,146,326	0.61	0.00	to	1.50	15.13	to	13.44
	12/31/2016	1,008,345	13.04	to	11.63	12,091,793	-	0.00	to	1.50	5.09	to	3.54
	12/31/2015	1,065,236	12.41	to	11.23	12,341,887	-	0.00	to	1.50	(3.16)	to	(4.60)
	12/31/2014	1,147,051	12.81	to	11.77	13,961,228	1.75	0.00	to	1.50	6.63	to	5.06
	12/31/2013	1,186,871	12.01	to	11.21	13,712,474	0.86	0.00	to	1.50	17.03	to	15.30

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

	At December 31			For the Year Ended December 31
		Unit Fair Value			Expense	Total Return***
		Corresponding to		Investment	Ratio**	Corresponding to
		Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

TA PIMCO Total Return Initial Class
	12/31/2017	1,518,101	$16.74	to	$13.38	$24,393,778	-%	0.00%	to	1.50%	4.88%	to	3.34%
	12/31/2016	1,462,201	15.96	to	12.95	23,475,769	2.34	0.00	to	1.50	2.71	to	1.20
	12/31/2015	1,418,569	15.53	to	12.79	22,905,154	2.83	0.00	to	1.50	0.69	to	(0.80)
	12/31/2014	1,565,996	15.43	to	12.90	25,987,720	1.83	0.00	to	1.50	4.67	to	3.13
	12/31/2013	1,680,310	14.74	to	12.51	27,193,749	2.00	0.00	to	1.50	(2.55)	to	(3.99)
TA QS Investors Active Asset Allocation - Conservative Initial Class
	12/31/2017	329,104	13.54	to	12.08	4,174,813	1.95	0.00	to	1.50	11.92	to	10.27
	12/31/2016	365,468	12.10	to	10.96	4,166,203	1.48	0.00	to	1.50	2.87	to	1.36
	12/31/2015	382,954	11.76	to	10.81	4,268,573	1.09	0.00	to	1.50	(2.13)	to	(3.58)
	12/31/2014	427,956	12.02	to	11.21	4,911,753	1.19	0.00	to	1.50	3.97	to	2.43
	12/31/2013	949,238	11.56	to	10.94	10,559,826	1.27	0.00	to	1.50	7.29	to	5.70
TA QS Investors Active Asset Allocation - Moderate Initial Class
	12/31/2017	184,491	13.61	to	12.57	2,429,683	1.71	0.30	to	1.50	15.36	to	14.00
	12/31/2016	219,017	11.79	to	11.03	2,512,939	1.46	0.30	to	1.50	2.13	to	0.92
	12/31/2015	235,947	11.55	to	10.93	2,659,690	1.11	0.30	to	1.50	(4.34)	to	(5.47)
	12/31/2014	259,625	12.07	to	11.56	3,074,223	0.70	0.30	to	1.50	3.57	to	2.34
	12/31/2013	255,835	11.66	to	11.29	2,939,349	0.61	0.30	to	1.50	10.98	to	9.67
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
	12/31/2017	2,197,545	15.36	to	13.08	30,221,332	1.53	0.00	to	1.50	20.55	to	18.78
	12/31/2016	2,356,485	12.75	to	11.01	27,030,879	1.32	0.00	to	1.50	2.32	to	0.81
	12/31/2015	2,613,777	12.46	to	10.92	29,499,304	1.18	0.00	to	1.50	(6.38)	to	(7.76)
	12/31/2014	2,733,896	13.31	to	11.84	33,186,715	0.85	0.00	to	1.50	3.42	to	1.89
	12/31/2013	2,854,987	12.87	to	11.62	33,768,554	0.94	0.00	to	1.50	16.96	to	15.23
TA Small/Mid Cap Value Initial Class
	12/31/2017	4,237,645	31.83	to	21.64	139,162,267	1.13	0.00	to	1.50	15.55	to	13.85
	12/31/2016	4,252,175	27.55	to	19.01	130,924,094	0.80	0.00	to	1.50	21.13	to	19.34
	12/31/2015	4,116,437	22.74	to	15.93	114,210,807	1.01	0.00	to	1.50	(2.51)	to	(3.95)
	12/31/2014	4,290,229	23.33	to	16.59	130,580,302	0.79	0.00	to	1.50	5.23	to	3.67
	12/31/2013	4,447,355	22.17	to	16.00	132,634,531	0.50	0.00	to	1.50	36.32	to	34.30
TA T. Rowe Price Small Cap Initial Class
	12/31/2017	1,827,193	33.35	to	28.00	57,593,105	-	0.00	to	1.50	22.39	to	20.59
	12/31/2016	1,842,107	27.25	to	23.22	50,509,301	-	0.00	to	1.50	11.22	to	9.58
	12/31/2015	1,688,075	24.50	to	21.19	43,938,629	-	0.00	to	1.50	2.43	to	0.92
	12/31/2014	1,644,786	23.92	to	21.00	43,586,773	-	0.00	to	1.50	6.55	to	4.97
	12/31/2013	2,153,737	22.45	to	20.00	55,234,542	0.08	0.00	to	1.50	44.07	to	41.94
TA Torray Concentrated Growth Initial Class
	12/31/2017	281,654	34.73	to	30.53	7,950,986	0.39	0.00	to	1.50	24.72	to	22.88
	12/31/2016	284,592	27.85	to	24.84	6,863,322	0.46	0.00	to	1.50	6.74	to	5.16
	12/31/2015	313,181	26.09	to	23.62	7,347,668	0.53	0.00	to	1.50	(1.57)	to	(3.03)
	12/31/2014	298,884	26.51	to	24.36	7,377,884	0.93	0.00	to	1.50	10.00	to	8.37
	12/31/2013	300,744	24.10	to	22.48	6,959,450	1.02	0.00	to	1.50	33.10	to	31.13
TA WMC US Growth Initial Class
	12/31/2017	34,286,966	22.15	to	19.61	1,009,620,361	0.42	0.00	to	1.50	29.20	to	27.29
	12/31/2016	35,944,589	17.14	to	15.40	839,304,146	0.40	0.00	to	1.50	2.81	to	1.30
	12/31/2015	38,121,323	16.67	to	15.21	884,496,470	0.73	0.00	to	1.50	6.85	to	5.27
	12/31/2014	40,287,656	15.61	to	14.45	898,965,057	0.89	0.00	to	1.50	11.10	to	9.46
	12/31/2013	42,951,581	14.05	to	13.20	877,032,776	1.05	0.00	to	1.50	32.46	to	30.51

(1)	See footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

5.	Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

S-39

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

6.  Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by TPLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the contracts, monthly charges against policy cash values are made to compensate TPLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate TPLIC for assumption of mortality and expense risks in connection with the issuance and administration of the contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7.  Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable life contracts.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2017

8.  Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9.  Related Parties
Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TPLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. ("TAM"). Transamerica Fund Services, Inc. ("TFS") serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC ("AAM") serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer

Report of Independent Auditors

To the Board of Directors of
Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company (the "Company"), which comprise the statutory balance sheets as of December 31, 2017 and 2016 and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2017, 2016, and 2015.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

C-1

C-1

G-3
Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016, and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017, 2016, and 2015, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole.  The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2017 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2017, 2016, and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements.  The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements.  The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 26, 2018

G-4
Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis
 (Dollars in Thousands)

	December 31
	2017	2016
Admitted assets
Cash, cash equivalents and short-term investments	$ 1,481,366	1,208,373
Bonds	17,156,866	13,230,216
Preferred stocks	10,513	10,449
Common stocks	123,110	152,068
Mortgage loans on real estate	2,197,465	1,598,685
Real estate	223,065	226,688
Policy loans	925,403	926,400
Securities lending reinvested collateral assets	428,169	425,875
Derivatives	28,496	33,358
Other invested assets	768,047	650,134
Total cash and invested assets	23,342,500	18,462,244

Accrued investment income	220,508	176,993
Premiums deferred and uncollected	195,267	187,663
Funds held by reinsurer	429,004	4,851
Current federal income tax recoverable	-	5,918
Net deferred income tax asset	233,654	315,217
Contribution receivable from parent	150,000	-
Other assets	423,297	225,640
Separate account assets	24,946,531	22,102,315
Total admitted assets	$ 49,940,761	41,480,842

	December 31
	2017	2016
Liabilities and capital and surplus
Liabilities
Aggregate reserves for policies and contracts	$ 16,168,692	12,810,781
Policy and contract claim reserves	434,521	243,788
Liability for deposit-type contracts	692,548	1,063,250
Other policyholders' funds	12,657	10,351
Transfers from separate accounts due or accrued	(54,414)	(75,107)
Funds held under reinsurance treaties	634,313	628,416
Asset valuation reserve	290,113	225,467
Interest maintenance reserve	1,308,517	278,692
Derivatives	53,631	53,051
Payable for collateral under securitites loaned and other transactions	630,694	761,105
Current federal income tax payable	978,928	-
Borrowed money	1,476,638	1,346,634
Other liabilities	788,325	354,422
Separate account liabilities	24,946,531	22,102,315
Total liabilities	$ 48,361,694	39,803,165
Total capital and surplus	1,579,067	1,677,677
Total liabilities and capital and surplus	$ 49,940,761	41,480,842

See accompanying notes.

G-5
Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015
Revenues
Premiums and annuity considerations	$ 2,296,304	$ 3,275,573	$ 3,118,178
Net investment income	879,492	909,878	865,502
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	239,322	(21,540)	(234,839)
Fee revenue and other income	335,473	466,325	372,231
	3,750,591	4,630,236	4,121,072
Benefits and expenses
Death benefits	339,863	301,455	284,437
Accident and health benefits	1,049,960	813,565	732,800
Annuity benefits	289,541	376,323	344,697
Surrender benefits	1,071,731	1,001,765	1,110,799
Other benefits	68,312	86,728	75,448
Net increase (decrease) in reserves	3,400,067	549,719	151,761
Commissions	1,210,260	858,430	828,793
Net transfers to (from) separate accounts	(161,346)	(214,499)	(228,324)
Modified coinsurance reserve adjustment assumed	(4,855,921)	9,233	13,925
IMR adjustment due to reinsurance	714,351	(55,837)	-
General insurance expenses and other	453,186	537,640	600,494
Total benefits and expenses	3,580,004	4,264,522	3,914,830
Gain (loss) from operations before dividends
and federal income taxes	170,587	365,714	206,242
Dividends to policyholders	1,081	1,088	1,134
Gain (loss) from operations before federal income taxes	169,506	364,625	205,108
Federal income tax (benefit) expense	903,151	14,355	(29,748)
Net gain (loss) from operations	(733,645)	350,270	234,856
Net realized capital gains (losses), after tax and amounts
transferred to interest maintenance reserve	411,452	(11,391)	(21,032)
Net income (loss)	$ (322,193)	$ 338,879	$ 213,824

See accompanying notes.

G-6

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2015	$ 7,364	$ 2,773	$ 160,000	$ 910,045	$ 2,573	$ 691,950	$ 1,774,705
Net income (loss)	-	-	-	-	-	213,824	213,824
Change in net unrealized capital gains/losses,
net of taxes	-	-	-	-	-	(12,492)	(12,492)
Change in net deferred income tax asset	-	-	-	-	-	121,924	121,924
Change in nonadmitted assets	-	-	-	-	-	(70,668)	(70,668)
Change in reserve on account of change in
valuation basis	-	-	-	-	-	(228,062)	(228,062)
Change in asset valuation reserve	-	-	-	-	-	(12,997)	(12,997)
Change in surplus as a result of reinsurance	-	-	-	-	-	(98,071)	(98,071)
Cumulative effect of change in accouting		-
principles	-	-	-	-	-	30,444	30,444
Return on capital	-	-	-	(200,000)	-	-	(200,000)
Other changes - net	-		-	334	(415)	(10,548)	(10,629)
Balance at December 31, 2015	7,364	2,773	160,000	710,379	2,158	625,304	1,507,978
Net income (loss)	-	-	-	-	-	338,879	338,879
Change in net unrealized capital gains/losses,
net of taxes	-	-	-	-	-	(16,737)	(16,737)
Change in net deferred income tax asset	-	-	-	-	-	(42,535)	(42,535)
Change in nonadmitted assets	-	-	-	-	-	46,683	46,683
Change in asset valuation reserve	-	-	-	-	-	45,119	45,119
Change in surplus as a result of reinsurance	-	-	-	-	-	(73,924)	(73,924)
Dividends to stockholders	-	-	-	-	-	(125,000)	(125,000)
Other changes - net	-	-	-	(248)	(53)	(2,485)	(2,786)
Balance at December 31, 2016	$ 7,364	$ 2,773	$ 160,000	$ 710,131	$ 2,105	$ 795,304	$ 1,677,677

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2016	$ 7,364	$ 2,773	$ 160,000	$ 710,131	$ 2,105	$ 795,304	$ 1,677,677
Net income (loss)	-		-	-	-	(322,193)	(322,193)
Change in net unrealized capital gains/losses,
net of tax	-		-	-	-	(23,101)	(23,101)
Change in net deferred income tax asset	-		-	-	-	(39,231)	(39,231)
Change in nonadmitted assets	-		-	-	-	(16,230)	(16,230)
Change in reserve on account of change in
valuation basis	-		-	-	-	42,157	42,157
Change in asset valuation reserve	-		-	-	-	(64,645)	(64,645)
Change in surplus as a result of reinsurance	-		-	-	-	322,858	322,858
Capital contribution	-		-	350,000	-	-	350,000
Dividends to stockholders	-		-	-	-	(350,000)	(350,000)
Other changes - net	-		-	(2,221)	1,580	2,416	1,775
Balance at December 31, 2017	$ 7,364	$ 2,773	$ 160,000	$ 1,057,910	$ 3,685	$ 347,335	$ 1,579,067

See accompanying notes.

G-7

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015
Operating activities
Premiums and annuity considerations	$ 3,605,127	$ 3,044,424	$ 3,130,025
Net investment income	719,246	887,716	882,391
Other income	208,482	365,830	257,013
Benefit and loss related payments	(2,662,734)	(2,603,139)	(2,600,351)
Net transfers from separate accounts	180,649	245,004	274,415
Commissions and operating expenses	(1,119,469)	(1,411,409)	(1,464,051)
Federal income taxes (paid) received	(14,189)	(12,516)	(132,592)
Net cash provided by operating activities	917,112	515,910	346,850

Investing activities
Proceeds from investments sold, matured
or repaid	3,939,238	3,149,478	4,746,749
Costs of investments acquired	(4,461,555)	(4,386,004)	(4,852,319)
Net increase (decrease) in policy loans	997	(1,221)	(2,210)
Net cash provided by (used in) investing activities	(521,320)	(1,237,747)	(107,781)

Financing and miscellaneous activities
Capital contribution received (returned)	$ 200,000	$ (248)	$ (200,000)
Dividends to stockholders	(350,000)	(125,000)	-
Net deposits (withdrawals) on deposit-type contracts	(138,376)	(171,072)	(44,010)
Net change in borrowed money	127,948	1,184,168	(129,114)
Net change in payable for collateral under securities
lending and other transactions	(130,411)	97,575	15,164
Other cash (applied) provided	168,040	61,614	252,178
Net cash used in financing and
miscellaneous activities	(122,799)	1,047,037	(105,782)

Net increase (decrease) in cash, cash
equivalents and short-term investments	272,993	325,200	133,287

Cash, cash equivalents and short-term
investments:
Beginning of year	1,208,373	883,173	749,886
End of year	$ 1,481,366	$ 1,208,373	$ 883,173

See accompanying notes.

G-8

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis
(Dollars in Thousands)

Year Ended December 31
	2017	2016	2015
Supplemental disclosures of cash flow information

Significatnt non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement
with third party	$ 2,593,112	$ -	$ -
Receipt of bonds, mortgage loans, and derivatives related to
affiliated reinsurance amendment	$ 5,650,741	$ 2,098,422	$ -
Tranfer of bonds to settle reinsurance obligations	$ 22,479	$ -	$ -
Dividend receivable from subsidiary	$ 100,000	$ -	$ -
Contribution receivable from parent	$ 150,000
Asset transfer of ownership between hedge funds	$ 88,481	$ -	$ -
Release of funds withheld related to affiliated reinsurance recapture	$ -	$ 3,398,671	$ -
SSAP No. 40R transfer from other invested assets to real estate	$ -	$ -	$ 202,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

December 31, 2017

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company's products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods.  The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns, to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in net unrealized capital gains or losses reported in changes in capital and surplus.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company's investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company's experience and a constant interest rate environment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are primarily reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A) Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains (losses). Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B) Derivative instruments used in replication (synthetic asset) transactions are accounted for in a manner consistent with the cash instrument and replicated asset (amortized cost or fair value).  For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C) Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

(D) Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract.  Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices.  The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment.  The caps are similar to options where the underlying interest rate index provides for the market value movements.  The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract.  Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in US dollars.  If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps.  As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.  Typically, the periodic premium or fee is expressed in basis points per notional.  Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par.  Alternatively, settlement may be in cash.  These credit default swaps are carried on the balance sheet at amortized cost.  Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or re-pledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

Repurchase agreement transactions are accounted for as secured borrowings.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company.  A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance accounts receivable, and company owned life insurance. Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death.  For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve.  The reserve for these benefits is computed using aggregate methods.  The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets.  The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date.  The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors.  VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Subsidiaries

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

3. Accounting Changes and Corrections of Errors

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes.  Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes.  The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date.  For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies.  The Company adopted the new requirements for certain of its term products.  The adoption of this guidance will not impact the Company's financial condition or results of operations.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee.  The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company adopted revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Prior Period Correction

During 2017, management identified and corrected errors in the calculation of premium assumed under an affiliated reinsurance agreement.  Assumed premiums relating to prior years were understated by $3,910 ($2,541 net of tax).  This was corrected in 2017 and the prior year effect is reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

During 2017, the Company discovered an incorrect amount disclosed in Note 4 in the 2016 table of the financial assets and liabilities measured at fair value. Separate account assets for Level 1 were understated by $19,782,876 due to an input error in the disclosure. This was corrected in 2017 financial statement footnotes. The error did not affect any other footnotes or the financial statements.

During 2016, management determined that prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company.  Also during 2016, management determined that the Company's accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. These changes were corrected in 2016, and the prior year effect was reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I.  The cumulative impact of the error was an understatement of payables of $9,500. The change was corrected in 2015, and the prior year effect was reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

Change in Valuation Basis

During 2017, the Company modified the discount rate used in the valuation of the active life reserve for the benefit payment period post claim incurral on certain of its long-term care blocks of business.  The change to the use of the maximum valuation interest rate allowable, as determined by year of issue, resulted in a decrease in reserves of $42,157 at December 31, 2016, which has been reflected in change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table.  This resulted in a decrease to reserves of $3,192 which has been reported as change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.  Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30.  These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business.  A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach.  This change resulted in an increase in A&H reserves of $231,254 which has been reported in change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation.

Reclassifications

The Company reclassified certain balances within the statutory financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value).  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation.  The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations.  The carrying value of the Company's liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value.  For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2017 and 2016, respectively:

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$ 1,272,744	$ 1,272,782	$ 596,843	$ 675,901	$ –
Short-term notes receivable from affiliates	228,300	228,300	–	228,300	–
Bonds	18,448,185	17,156,866	2,005,523	16,254,461	188,201
Preferred stocks, other than affiliates	9,865	10,513	–	2,475	7,390
Common stocks, other than affiliates	70,527	70,527	192	–	70,335
Mortgage loans on real estate	2,231,436	2,197,465	–	–	2,231,436
Other invested assets	190,484	175,772	–	188,692	1,792
Options	–	–	–	–	–
Interest rate swaps	9,319	3,871	–	9,319	–
Currency swaps	17,014	10,182	–	17,014	–
Credit default swaps	17,059	14,279	–	17,059	–
Equity swaps	164	164	–	164	–
Policy loans	925,403	925,403	–	925,403	–
Securities lending reinvested collateral	428,169	428,169	–	428,169	–
Receivable from parent, subsidiaries and affiliates	100,000	100,000	–	100,000	–
Separate account assets	23,868,315	23,868,315	21,645,490	2,222,758	67

Liabilities
Investment contract liabilities	2,138,838	1,962,491	–	45,930	2,092,908
Interest rate swaps	(112,148)	33,705	–	(112,148)	–
Currency swaps	18,160	9,503	–	18,160	–
Credit default swaps	(3,928)	4,284	–	(3,928)	–
Equity swaps	6,139	6,139	–	6,139	–
Payable to parent, subsidiaries and affiliates	28,333	28,333	–	28,333	–
Separate account annuity liabilities	21,243,476	21,243,476	4,400	21,239,076	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	December 31, 2016
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$ 1,184,092	$ 1,184,092	$ –	$ 1,184,092	$ –
Short-term notes receivable from affiliates	74,100	74,100	–	74,100	–
Bonds	14,424,146	13,230,216	2,055,240	12,054,988	313,918
Preferred stocks, other than affiliates	9,818	10,449	–	2,491	7,327
Common stocks, other than affiliates	111,964	111,964	2	68	111,894
Mortgage loans on real estate	1,612,868	1,598,685	–	–	1,612,868
Other invested assets	118,128	108,433	–	115,229	2,899
Options	15,369	15,369	20	15,349	–
Interest rate swaps	13,767	7,206	–	13,767	–
Currency swaps	13,399	6,880	–	13,399	–
Credit default swaps	1,381	1,139	–	1,381	–
Equity swaps	2,764	2,764	–	2,764	–
Policy loans	926,400	926,400	–	926,400	–
Securities lending reinvested collateral	425,875	425,875	–	425,875	–
Separate account assets	20,813,832	20,813,832	18,770,629	2,043,126	77

Liabilities
Investment contract liabilities	3,482,582	2,390,142	–	46,327	3,436,255
Interest rate swaps	(268,876)	21,383	–	(268,876)	–
Currency swaps	18,240	11,459	–	18,240	–
Credit default swaps	(943)	4,663	–	(943)	–
Equity swaps	15,545	15,545	–	15,545	–
Payable to parent, subsidiaries and affiliates	–	64,869	–	64,869	–
Separate account annuity liabilities	18,772,441	18,772,441	460	18,771,981	–
Surplus notes	186,730	160,000	–	186,730	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2017 and 2016:

	2017
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ –	$ –	$ –
Industrial and miscellaneous	–	32,297	4,974	37,271
Parent, subsidiary, affiliates	–	–	–	–
Hybrid securities	–	–	–	–
Total bonds	–	32,297	4,974	37,271
Preferred stock
Industrial and miscellaneous	–	–	7,390	7,390
Total preferred stock	–	–	7,390	7,390
Common stock
Mutual funds	–	–	–	–
Industrial and miscellaneous	192	–	70,335	70,527
Total common stock	192	–	70,335	70,527
Cash equivalents and short-term
Government	–	–	–	–
Money Market Mutal Funds	596,843	–	–	596,843
Hybrid securities	–	–	–	–
Mutual funds	–	–	–	–
Intercompany notes receivable	–	–	–	–
Sweep accounts	–	–	–	–
Total short-term investments	596,843	–	–	596,843
Securities lending reinvested collateral	–	428,169	–	428,169
Derivative assets	–	7,536	–	7,536
Separate account assets	21,645,490	2,222,758	67	23,868,315
Total assets	$ 22,242,525	$ 2,690,760	$ 82,766	$ 25,016,051
Liabilities:
Derivative liabilities	$ –	$ 12,652	$ –	$ 12,652
Separate account liabilities	4,400	–	–	4,400
Total liabilities	$ 4,400	$ 12,652	$ –	$ 17,052

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 749	$ –	$ 749
Industrial and miscellaneous	–	1,758	28,650	30,408
Total bonds	–	2,507	28,650	31,157
Preferred stock
Industrial and miscellaneous	–	–	7,326	7,326
Total preferred stock	–	–	7,326	7,326
Common stock
Mutual funds	–	68	–	68
Industrial and miscellaneous	2	–	111,894	111,896
Total common stock	2	68	111,894	111,964
Short-term investments
Government	–	219,445	–	219,445
Industrial and miscellaneous	–	962,775	–	962,775
Intercompany notes receivable	–	74,100	–	74,100
Sweep accounts	–	1,872	–	1,872
Total short-term investments	–	1,258,192	–	1,258,192
Securities lending reinvested collateral	–	425,875	–	425,875
Derivative assets	20	25,191	–	25,211
Separate account assets	18,770,629	2,043,126	77	20,813,832
Total assets	$ 18,770,651	$ 3,754,959	$ 147,947	$ 22,673,557
Liabilities:
Derivative liabilities	$ –	$ 32,205	$ –	$ 32,205
Separate account liabilities	460	–	–	460
Total liabilities	$ 460	$ 32,205	$ –	$ 32,665

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value.  Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.
Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

During 2017, transfers from Level 2 to Level 1 for short term securities were attributable to money market mutual funds being valued at amortized cost, subsequently changed to being valued using vendor pricing during Q4 2017. During 2016, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2017 and 2016:

	Beginning Balance at January 1, 2017	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	–	–
Other	28,650	–	21,814	54	104
Preferred stock	7,326	–	–	–	(1,182)
Common stock	111,894	2	–	39,350	(37,605)
Derivatives	–	–	–	–	–
Separate account assets	77	–	–	1	6
Total	$ 147,947	$ 2	$ 21,814	$ 39,405	$ (38,677)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2017
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	–	–
Other	–	–	–	2,020	4,974
Preferred stock	1,246	–	–	–	7,390
Common stock	–	66	4,000	39,372	70,335
Derivatives	–	–	–	–	–
Separate account assets	–	–	–	17	67
Total	$ 1,246	$ 66	$ 4,000	$ 41,409	$ 82,766

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in
Capital and Surplus

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	Beginning Balance at January 1, 2016	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
RMBS	$ 168	$ –	$ 167	$ (11)	$ 10
Other	27,944	–	2,580	(834)	8,711
Preferred stock	136	–	–	–	(232)
Common stock	49,925	–	–	–	14,969
Separate account assets	9,046	–	471	(7)	59,148
Total	$ 87,219	$ –	$ 3,218	$ (852)	$ 82,606

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2016
Bonds
RMBS	$ –	$ –	$ –	$ –	$ –
Other	–	–	–	4,591	28,650
Preferred stock	7,422	–	–	–	7,326
Common stock	46,996	–	–	(4)	111,894
Separate account assets	–	–	–	67,639	77
Total	$ 54,418	$ –	$ –	$ 72,226	$ 147,947

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in
Capital and Surplus

The Company's policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers out for bonds were attributable to securities being valued using internal calculations at December 31, 2016, subsequently changing to being valued using third party vendor inputs during 2017.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers out for separate account bonds were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third-party vendor inputs which utilize unobservable inputs during 2016.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2017, the Company has one parcel of land that are held for sale. This property is carried at fair value less cost to sell, which amounts to $331.
The Company also had parcels of land that were held for sale as of December 31, 2016. Fair value less cost to sell of these properties was $1,598. One parcels of land had a carrying amount less than its fair value and was not carried at fair value.
Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2017
Unaffiliated bonds:
United States Government and agencies	$ 1,771,870	$ 111,697	$ 31,554	$ 1,852,013
State, municipal and other government	465,974	28,976	1,252	493,698
Hybrid securities	178,851	27,960	1,930	204,881
Industrial and miscellaneous	12,389,847	1,070,615	31,681	13,428,781
Mortgage and other asset-backed securities	2,350,324	135,220	16,733	2,468,811
Total unaffiliated bonds	17,156,866	1,374,468	83,150	18,448,184
Unaffiliated preferred stocks	10,513	161	809	9,865
	$ 17,167,379	$ 1,374,629	$ 83,959	$ 18,458,049

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	69,285	1,248	6	70,527

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$ 1,844,826	$ 64,036	$ 80,038	$ 1,828,824
State, municipal and other government	471,784	36,529	8,386	499,927
Hybrid securities	158,787	7,790	13,589	152,988
Industrial and miscellaneous	8,702,769	1,176,570	81,306	9,798,034
Mortgage and other asset-backed securities	2,052,050	126,370	34,046	2,144,373
Total unaffiliated bonds	13,230,216	1,411,295	217,365	14,424,146
Unaffiliated preferred stocks	10,449	108	739	9,818
	$ 13,240,665	$ 1,411,403	$ 218,104	$ 14,433,964

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	73,049	38,849	3	111,896

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2017, and 2016 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2017
December 31:	Carrying Value	Fair Value
Due in one year or less	$ 336,716	$ 338,845
Due after one year through five years	2,750,381	2,850,921
Due after five years through ten years	2,548,253	2,745,300
Due after ten years	9,171,192	10,044,307
	14,806,542	15,979,373
Mortgage and other asset-backed securities	2,350,324	2,468,811
	$ 17,156,866	$ 18,448,184
The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2017 and 2016 is as follows:

	2017
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. Government & agencies	$ 599,305	$ 31,295	$ 35,397	$ 259
State, municipal & other government	14,956	375	66,173	877
Hybrid securities	14,245	1,915	4,260	15
Industrial and miscellaneous	316,237	20,318	1,513,655	11,363
Mortgage & other asset-backed	245,732	11,660	628,331	5,073
Total bonds	1,190,475	65,563	2,247,816	17,587
Preferred stocks-unaffiliated	1,191	809	-	-
Common stocks-unaffiliated	-	-	28	6
	$ 1,191,666	$ 66,372	$ 2,247,844	$ 17,593

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	2016
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. Government & agencies	$ 8,977	$ 1,303	$ 1,025,289	$ 78,735
State, municipal & other government	7,326	900	113,985	7,486
Hybrid securities	60,309	12,956	21,919	633
Industrial and miscellaneous	393,876	42,404	1,229,405	38,902
Mortgage & other asset-backed	168,887	15,135	752,620	18,911
Total bonds	639,375	72,698	3,143,218	144,667
Preferred stocks-unaffiliated	1,261	739	-	-
Common stocks-unaffiliated	-	-	13	3
	$ 640,636	$ 73,437	$ 3,143,231	$ 144,670

For impairment policies related to non-structured and structured securities, refer to Note 2 under Investments.

During 2017, 2016 and 2015, respectively, there were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis

For loan-backed and structured securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield, in 2017, 2016 and 2015 the Company recognized OTTI of $2,512, $3,864 and $5,056, respectively.

The following loan-backed and structured securities were held at December 31, 2017, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
65536PAA8	$ 410	$ 398	$ 11	$ 398	$ 266	3/31/2017
07325WAE2	39,187	37,737	1,450	37,737	23,688	3/31/2017
65536PAA8	380	374	6	374	275	6/30/2017
65536PAA8	357	352	5	352	271	9/30/2017
026935AC0	3,207	3,083	124	3,083	3,063	12/31/2017
65536PAA8	342	332	9	332	255	12/31/2017
07325WAE2	37,288	36,391	897	36,391	27,949	12/31/2017
126380AA2	2,768	2,758	10	2,757	2,759	12/31/2017
			$ 2,512

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of  December 31, 2017 and 2016 is as follows:

	2017		2016
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$ 11,660	$ 14,136	$ 15,135	$ 37,367
The aggregate related fair value of securities with unrealized losses	245,732	662,172	168,887	782,581

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 159 and 148 securities with a carrying amount of $1,258,038 and $714,073 and an unrealized loss of $66,372 and $73,437 with an average price of 94.7 and 89.7 (fair value/amortized cost).  Of this portfolio, 89.7% and 64.2% were investment grade with associated unrealized losses of $50,012 and $40,791, respectively.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 515 and 571 securities with a carrying amount of $2,265,403 and $3,287,884 and an unrealized loss of $17,587 and $144,667 with an average price of 99.2 and 95.6 (fair value/amortized cost). Of this portfolio, 88.6% and 95.9% were investment grade with associated unrealized losses of $11,106 and $137,389, respectively.

At December 31, 2017 and 2016, respectively, there was no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2017 and 2016, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 4 securities with a cost of $35 and $17 and an unrealized loss of $7 and $3 with an average price of 80.7 and 81.6 (fair value/cost).

The following structured notes were held at December 31, 2017 and 2016:

December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage-Referenced Security (YES/NO)
912810QV3	$ 9,959	$ 9,758	$ 10,459	NO
912810RA8	184,686	232,518	199,437	NO
912810RL4	400,160	443,697	417,880	NO
44965TAA5	6,346	6,625	6,350	NO
Total	$ 601,151	$ 692,598	$ 634,126

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

December 31, 2016
CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage-Referenced Security (YES/NO)
44965TAA5	$ 4,384	$ 4,168	$ 4,386	NO
871928AW7	6,232	29,680	27,315	NO
912810QV3	9,959	8,977	10,281	NO
912810RA8	184,686	213,454	194,230	NO
912810RL4	400,160	407,605	408,801	NO
Total	$ 605,421	$ 663,884	$ 645,013

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2017
Bond, amortized cost	3	$ 6,557	$ 6,591
Loan-backed and structured securities, amortized cost	-	-	-
Total	3	$ 6,557	$ 6,591

December 31, 2016
Bond, amortized cost	1	$ 1,490	$ 1,543
Loan-backed and structured securities, amortized cost	1	6	6
Total	2	$ 1,496	$ 1,549

During 2017, the Company sold, redeemed or otherwise disposed of 54 securities as a result of a callable feature which generated investment income of $7,102, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table.  The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2017	2016	2015

Proceeds	$ 5,152,507	$ 4,888,465	$ 3,379,615

Gross realized gains	$ 574,671	$ 167,992	$ 38,484
Gross realized losses	(12,699)	(91,022)	(19,618)
Net realized capital gains (losses)	$ 561,972	$ 76,970	$ 18,866

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2017, 2016 and 2015 of $2,992, $9,499 and $5,623, respectively.

At December 31, 2017, and 2016, the Company had no investments in restructured securities.

Mortgage Loans

The credit qualities of mortgage loans by type of property for the year ended December 31, 2017 and 2016 were as follows:

December 31, 2017
	Farm	Commercial	Mezzanine	Total
AAA - AA	$ –	$ 1,096,231	$ –	$ 1,096,231
A	15,058	913,542	–	928,600
BBB	–	169,249	–	169,249
BB	–	1,277	–	1,277
	$ 15,058	$ 2,180,299	$ –	$ 2,195,357

December 31, 2016
	Farm	Commercial	Mezzanine	Total
AAA - AA	$ –	$ 796,653	$ –	$ 796,653
A	15,369	666,241	–	681,610
BBB	–	116,669	–	116,669
BB	–	1,287	–	1,287
	$ 15,369	$ 1,580,850	$ –	$ 1,596,219

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2017, the maximum and minimum lending rates for commercial mortgage loans were 7.99% and 3.71%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination or acquisition was 99%. During 2017, the Company did not reduce interest rates on any outstanding mortgages.  At December 31, 2017, mortgage loans with a carrying value of $116 were non‑income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2017. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2017.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

During 2016, the maximum and minimum lending rates for commercial mortgage loans were 5.24% and 3.60%, respectively.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisition was 75%. During 2016, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2016, mortgage loans with a carrying value of $29 were non‑income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2016.  The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2016.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2017 and 2016.

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2017
Recorded Investment (All)
(a)	Current	$ 15,058	$ –	$ 505	$ –	$ 2,180,299	$ –	$ 2,195,862
(b)	30-59 Days Past Due	–	–	1,291	–	–	–	1,291
(c)	60-89 Days Past Due	–	–	76	–	–	–	76
(d)	90-179 Days Past Due	–	–	118	–	–	–	118
(e)	180+ Days Past Due	–	–	116	–	–	–	116

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$ 10,000	$ –	$ –	$ –	$ 787,427	$ –	$ 797,427

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment (All)
(a)	Current	$ 15,369	$ –	$ 463	$ –	$ 1,580,850	$ –	$ 1,596,682
(b)	30-59 Days Past Due	–	–	1,922	–	–	–	1,922
(c)	60-89 Days Past Due	–	–	42	–	–	–	42
(d)	90-179 Days Past Due	–	–	11	–	–	–	11
(e)	180+ Days Past Due	–	–	29	–	–	–	29

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$ 10,000	$ –	$ –	$ –	$ 413,771	$ –	$ 423,771

At December 31, 2017 and 2016 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2017 or December 31, 2016.  There was no average recorded investment in impaired loans during 2017 or 2016. There was no recorded investment in impaired loans without an allowance for credit losses during 2017 or 2016. There were no mortgage loans submit to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
	2017		2016

Aggregate amount of mortgage loans derecognized		$–		$37
Real estate collateral recognized		–		37
Other collateral recognized		–		–
Receivables recognized from a government guarantee of the foreclosed mortgage loan		–		–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2017, 2016  and 2015, respectively.  The Company recognized no interest income on a cash basis for the years ended December 31, 2017, 2016 and 2015, respectively.

During 2017 and 2016, respectively, reverse mortgages of $1,495 and $4,385 were foreclosed or acquired by deed and transferred to real estate.

At December 31, 2017 and 2016, the Company held a mortgage loan loss reserve in the AVR of $20,581 and $15,896, respectively.

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2017	2016		2017	2016

Pacific	26%	27%	Apartment	54%	47%
South Atlantic	25	28	Retail	16	20
Middle Atlantic	11	10	Office	11	14
E. North Central	9	4	Other	8	11
Mountain	8	6	Industrial	8	5
W. North Central	8	8	Medical	2	2
W. South Central	8	11	Agricultural	1	1
E. South Central	4	4
New England	1	2

At December 31, 2017, 2016 and 2015, the Company held mortgage loans with a total net admitted value of $268, $295 and $328, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2017, 2016 and 2015 related to such restructurings.  There were no commitments to lend additional funds to debtors owing receivables at December 31, 2017, 2016 and 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)
Real Estate

The carrying value of the Company's real estate assets at December 31, 2017 and 2016 was as follows:

	2017	2016
Home office properties	$ 30,112	$ 24,782
Investment properties	192,622	194,408
Properties held for sale	331	7,498
	$ 223,065	$ 226,688
At December 31, 2017, the Company held one property as held for sale.  At December 31, 2016, the Company held four properties as held for sale with a total carrying value of $7,498.  Two of the properties were reclassified to properties occupied by the reporting entity (because sale of the property was unlikely to occur within one year), and two of the properties were sold during 2017.
The Company does not engage in retail land sales operations.
The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2017 and 2016, was $55,303 and $17,462, respectively.

Impairment losses of $696, $581 and $297 were taken on real estate in 2017, 2016 and 2015, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

Other Invested Assets

During 2017 and 2016 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

The carrying amount of the investment in reverse mortgages of $15,191 and $19,501 at December 31, 2017 and 2016, respectively, is net of the reserve of $6,227 and $8,233, respectively. Interest income of $1,109 and $1,261 was recognized for the years ended December 31, 2017 and 2016 respectively. The Company's commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Tax Credits

For the year ending December 31, 2017, the Company had ownership interests in thirty-three LIHTC properties.  The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2029 is $83,036. LIHTC tax credits recognized in 2017 was $6,059, and other LIHTC tax benefits recognized in 2017 was $6,234. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2016, the Company had ownership interests in thirty-five LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen  and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $70,929. LIHTC tax credits recognized in 2016 was $2,615, and Other LIHTC tax benefits recognized in 2016 was $3,004. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2017 and 2016:

December 31, 2017
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$ 518	$ 2,878
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$ 518	$ 21,578

December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$ 518	$ 3,500
Economic Redevelopment and Growth Tax Credits	NJ	–	–
Total		$ 518	$ 3,500

*The unused amount reflects credits that the Company deems will be realizable in the period 2018-2028.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2017, 2016 and 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)
Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2017	2016
Fair value - positive	$ 240,136	$ 400,267
Fair value - negative	(104,803)	(117,553)

For the years ended December 31, 2017, 2016 and 2015, the Company has recorded ($3,602), ($60,771) and ($46,309), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2017, 2016, or 2015 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 15  years for forecasted hedge transactions. For the years ended December 31, 2017, 2016 and 2015 none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2017 and 2016, the Company has accumulated deferred gains in the amount of $1,186 and $1,794, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Summary of realized gain (losses) by derivative type for year-end December 31 is as follows:

	2017	2016	2015
Options:
Calls	$ 67	$ 192	$ 96
Caps	(45,848)	–	–
Puts	–	4,824	13,043
Total options	$ (45,781)	$ 5,016	$ 13,139
Swaps:
Interest rate	$ 102,724	$ (11,388)	$ (17,657)
Credit	–	(1,530)	33
Total return	(26,122)	(34,637)	(13,720)
Total swaps	$ 76,602	$ (47,555)	$ (31,344)
Futures - net positions	167,302	42,756	(28,601)
Argentina warrants	–	–	2,928
Lehman settlements	122	126	162
Total realized gains (losses)	$ 198,245	$ 343	$ (43,716)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2017	2016	2015
Replicated assets	$ 1,172,379	$ 729,430	$ 763,649
Credit default	18,580	(5,860)	(20,253)

Capital (losses) gains related to credit swap transactions (which are primarily replication transactions) as of December 31, is as follows:

	Year Ended December 31
	2017	2016	2015
Capital gains (losses)	$ –	$ (1,530)	$ 33

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2017 and 2016:
		2017
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$ 16,990	$ 772,150	3.0
Credit default swaps referencing indices		3,176	190,000	2.6
Subtotal		20,166	962,150	3.7
BBB	2
Single name credit default swaps (3)		821	40,000	2.7
Credit default swaps referencing indices		-	-
Subtotal		821	40,000	2.7
BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
Total		$ 20,987	$ 1,002,150	3.0

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

		2016
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$ 2,005	$ 559,050	2.1
Credit default swaps referencing indices		316	32,500	1.9
Subtotal		2,321	591,550	2.1
BBB	2
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
Total		$ 2,321	$ 591,550	2.1

(1) The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"),  Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

At December 31, 2017 and 2016, the Company's outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2017	2016

Interest rate and currency swaps:
Receive fixed - pay fixed	$ 60,065	$ 18,242
Receive fixed - pay floating	32,292	32,292
Receive floating - pay fixed	19,500	19,500
Receive floating - pay floating	120,950	120,950
Interest rate swaps:
Receive fixed - pay fixed	1,597,853	1,187,278
Receive fixed - pay floating	2,446,500	1,836,930
Receive floating - pay fixed	597,200	1,320,450
Receive floating - pay floating	336,738	1,054,350
Caps	–	9,750,000
Options Calls / Puts	–	333

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2017 and 2016, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2017
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Subject to contractual obligation for which liability is not shown	$ –	$ –	$ –	$ –	$ –
Collateral held under security lending agreements	428,212	–	–	–	428,212
Subject to repurchase agreements	–	–	–	–	–
Subject to reverse repurchase agreements	–	–	–	–	–
Subject to dollar repurchase agreements	300,218	–	–	–	300,219
Subject to dollar reverse repurchase agreements	–	–	–	–	–
Placed under option contracts	–	–	–	–	–
Letter stock or securities restricted as to sale - excluding FHLB capital stock	–	–	–	–	–
FHLB capital stock	69,000	–	–	–	69,000
On deposit with states	7,649	–	–	–	7,649
On deposit with other regulatory bodies	–	–	–	–	–
Pledged as collateral to FHLB (including assets backing funding agreements)	1,815,666	–	–	–	1,815,666
Pledged as collateral not captured in other categories	258,626	–	–	–	258,626
Other restricted assets	191,103	–	–	–	191,103
Total Restricted Assets	$ 3,070,474	$ –	$ –	$ –	$ 3,070,474

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2016)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Subject to contractual obligation for which liability is not shown	$ –	$ –	$ –	$ –	0.00%	0.00%
Collateral held under security lending agreements	425,817	2,395	–	428,212	0.85%	0.86%
Subject to repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to dollar repurchase agreements	175,171	125,047	–	300,218	0.60%	0.60%
Subject to dollar reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Placed under option contracts	–	–	–	–	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	18,049	(18,049)	–	–	0.00%	0.00%
FHLB capital stock	73,000	(4,000)	–	69,000	0.14%	0.14%
On deposit with states	9,214	(1,565)	–	7,649	0.02%	0.02%
On deposit with other regulatory bodies	–	–	–	–	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,898,720	(83,054)	–	1,815,666	3.60%	3.64%
Pledged as collateral not captured in other categories	244,157	14,469	–	258,626	0.51%	0.52%
Other restricted assets	–	191,103	–	191,103	0.38%	0.38%
Total Restricted Assets	$ 2,844,128	$ 226,346	$ –	$ 3,070,474	6.09%	6.15%

The following tables show the pledged or restricted assets in other categories as of December 31, 2017 and 2016, respectively:

Gross (Admitted & Nonadmitted) Restricted
2017
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$ 258,626	$ –	$ –	$ –	$ 258,626
Total	$ 258,626	$ –	$ –	$ –	$ 258,626

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2016)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$ 244,157	$ 14,469	$ 258,626	0.51%	0.52%
Total	$ 244,157	$ 14,469	$ 258,626	0.51%	0.52%

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2017 and 2016.

2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$500,624	$500,624	1.97%	2.01%
Securities lending collateral assets	428,169	428,169	1.68	1.71
Other	–	–	–	–
Total Collateral Assets	$928,793	$928,793	3.65%	3.72%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return
collateral asset	$ 929,604	3.97%

2016

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$411,447	$411,447	2.07%	2.12%
Securities lending collateral assets	425,875	425,875	2.14	2.19
Other	93,932	93,932	0.47	0.48
Total Collateral Assets	$931,255	$931,255	4.68%	4.80%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return
collateral asset	$ 931,699	5.25%

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2017	2016	2015
Income:
Bonds	$ 579,022	$ 710,033	$ 685,467
Preferred stocks	1,364	227	1,203
Common stocks	102,361	46,485	20,610
Mortgage loans on real estate	72,505	82,224	97,633
Real estate	35,366	31,665	30,522
Policy loans	49,680	50,559	51,402
Cash, cash equivalents and short-term investments	10,218	6,070	1,336
Derivatives	23,631	9,790	(5,862)
Other invested assets	19,001	13,872	19,277
Other	14,532	5,836	10,482
Gross investment income	907,680	956,761	912,070
Less: investment expenses	81,193	72,176	71,236
Net investment income	826,487	884,585	840,834
Amortization of IMR	53,005	25,293	24,668
Net investment income, including IMR	$ 879,492	$ 909,878	$ 865,502

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2017	2016	2015

Bonds	$ 559,366	$ 67,594	$ 11,867
Preferred stocks	–	(324)	1,375
Common stocks	39,352	186	3,433
Mortgage loans on real estate	10,955	18,849	(6,924)
Real estate	(663)	55	(760)
Cash, cash equivalents and short-term investments	19	24	3
Derivatives	198,123	217	(43,877)
Other invested assets	62,512	(17,503)	27,846
Other	4,783	–	–
Change in realized capital gains (losses), before taxes	874,447	69,098	(7,037)
Federal income tax effect	(94,516)	(3,804)	(17,108)
Transfer from (to) interest maintenance reserve	(368,479)	(76,685)	3,113
Net realized capital gains (losses) on investments	$ 411,452	$ (11,391)	$ (21,032)

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2017	2016	2015

Bonds	$ 32,575	$ 17,650	$ (10,977)
Preferred stocks	(1,182)	(232)	–
Common stocks	(37,604)	14,970	23,258
Affiliated entities	10,774	(18,824)	10,397
Cash equivalents and short-term investments	35	(56)	–
Derivatives	36,372	(24,747)	(148)
Other invested assets	(49,430)	3,338	(45,292)
Change in unrealized capital gains (losses), before taxes	(8,460)	(7,901)	(22,762)
Taxes on unrealized capital gains (losses)	(13,166)	(9,049)	10,318
Change in unrealized capital gains (losses), net of tax	$ (21,626)	$ (16,950)	$ (12,444)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations at December 31, 2017 and 2016 were as follows:

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$ 12,284	$ 2,058	$ 14,525	$ 2,347
Ordinary renewal business	153,896	118,733	156,619	118,638
Group life direct business	8,289	5,938	8,766	6,125
Credit direct business	119	119	187	187
	$ 174,588	$ 126,848	$ 180,097	$ 127,297

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2017 and 2016 were as follows:

	Year Ended December 31
	2017	2016

Life insurance reserves	$ 8,990,249	$ 8,242,307
Annuity reserves and supplementary contracts with life
contingencies	1,513,456	3,524,696
Accident and health reserves (including long term care)	5,664,987	1,043,778
Total policy reserves	$ 16,168,692	12,810,781

Deposit funds	692,548	1,063,250
Policy claims	434,521	243,788
Total policy reserves, deposit funds and claim liabilities	$ 17,295,761	$ 14,117,819

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2017 and 2016, the Company had insurance in force aggregating $5,148,732 and $5,871,535 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $56,668 and $63,390 to cover these deficiencies at December 31, 2017 and 2016, respectively.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2017 and 2016.

For the years ended December 31, 2017, 2016 and 2015, premiums for participating life insurance policies were $1,003, $1,032 and $1,094, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,081, $1,088 and $1,134 to policyholders during 2017, 2016 and 2015, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities, which replaced Actuarial Guideline XLIII (AG 43) effective January 1, 2017.  VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2017 and 2016, the Company had no premium deficiency reserve.

The Company's primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $43,512 and $5,194, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2017 and 2016, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2017
2017	$ -	$ 961,990	$ 314,100	$ 647,890
2016 and prior	285,357	1,358,127	539,922	1,103,562
	285,357	$ 2,320,117	$ 854,022	1,751,452
Active life reserve	$ 887,071			$ 4,238,123
Total accident and health
reserves	$ 1,172,428			$ 5,989,575
	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$ -	$ 465,317	$ 310,609	$ 154,708
2015 and prior	287,935	347,625	504,911	130,649
	287,935	$ 812,942	$ 815,520	285,357
Active life reserve	$ 820,456			$ 887,071
Total accident and health
reserves	$ 1,108,391			$ 1,172,428

The Company's unpaid claims reserve was increased (decreased) by $1,358,127 and $347,625 for the years ended December 31, 2017 and 2016, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2017 resulted primarily from a new intercompany reinsurance agreement on the long term care block.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $43,512 and $5,194, respectively. The Company incurred $42,426 and paid $4,108 of claim adjustment expenses during 2017, of which $1,724 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $2,586 and paid $2,485 of claim adjustment expenses during 2016, of which $1,197 of the paid amount was attributable to insured or covered events of prior years. The Company slightly decreased the claim adjustment expense provision for insured events of prior years during 2017. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2017 and 2016 are approximately $51,373 and $49,865, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes.  In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2017
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 9,924	$ 17,955	$ –	$ 27,879	0%
At book value less surrender charge
of 5% or more	5,045	–	–	5,045	0
At fair value	3,287	–	21,177,923	21,181,210	90
Total with adjustment or at fair value	18,256	17,955	21,177,923	21,214,134	90
At book value without adjustment
(minimal or no charge or adjustment)	1,439,541	–	–	1,439,541	6
Not subject to discretionary withdrawal
provision	1,016,866	–	43,198	1,060,064	4
Total annuity reserves and deposit
liabilities	2,474,663	17,955	21,221,121	23,713,739	100%
Less reinsurance ceded	268,659	–	–	268,659
Net annuity reserves and deposit
liabilities	$ 2,206,004	$ 17,955	$ 21,221,121	$ 23,445,080

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	December 31
	2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 11,168	$ 19,728	$ –	$ 30,896	0%
At book value less surrender charge
of 5% or more	5,622	–	–	5,622	0
At fair value	4,016	–	16,489,244	16,493,260	77
Total with adjustment or at fair value	20,806	19,728	16,489,244	16,529,778	77
At book value without adjustment
(minimal or no charge or adjustment)	1,494,122	–	–	1,494,122	7
Not subject to discretionary withdrawal
provision	3,372,006	–	88,046	3,460,052	16
Total annuity reserves and deposit
liabilities	4,886,934	19,728	16,577,290	21,483,952	100%
Less reinsurance ceded	298,987	–	–	298,987
Net annuity reserves and deposit
liabilities	$ 4,587,947	$ 19,728	$ 16,577,290	$ 21,184,965

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account.  The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company's Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Information regarding the separate accounts of the Company are as follows:

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2017	$–	$128	$1,005,564	$1,005,692

Reserves for separate accounts
as of December 31, 2017 with
assets at:
Fair value	$–	17,955	24,836,712	24,854,667
Total as of December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2017:
With fair value adjustment	$–	$17,955	$–	$17,955
At fair value	–	–	24,725,399	24,725,399
Subtotal	$–	$17,955	$24,725,399	$24,743,354
Not subject to discretionary
withdrawal	–	–	111,313	111,313
Total separate account reserve
liabilities at December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2016	$–	$63	$804,574	$804,637

Reserves for separate accounts
as of December 31, 2016 with
assets at:
Fair value	$–	19,728	19,703,619	19,723,347
Total as of December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2016:
With fair value adjustment	$–	$19,728	$–	$19,728
At fair value	–	–	19,615,571	19,615,571
Subtotal	–	19,728	19,615,571	19,635,299
Not subject to discretionary
withdrawal	–	–	88,048	88,048
Total separate account reserve
liabilities at December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands)

		Nonindexed
		Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Separate
	Indexed	Equal to 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2015	$–	$198	$900,198	$900,396

Reserves for separate accounts
as of December 31, 2015 with
assets at:
Fair value	$–	$20,565	$21,174,797	$21,195,362
Total as of December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2015:
With fair value adjustment	$–	$20,565	$–	$20,565
At fair value	–	–	21,081,630	21,081,630
Subtotal	–	20,565	21,081,630	21,102,195
Not subject to discretionary
withdrawal	–	–	93,167	93,167
Total separate account reserve
liabilities at December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	Year Ended December 31
	2017	2016	2015
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 1,024,418	$ 810,679	$ 907,989
Transfers from separate accounts	(1,290,485)	(1,153,614)	(1,381,485)
Net transfers from separate accounts	(266,067)	(342,935)	(473,496)
Miscellaneous reconciling adjustments	104,721	128,436	245,172
Net transfers as reported in the statement
of operations of the life, accident and health
annual statement	$ (161,346)	$ (214,499)	$ (228,324)

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.. The assets legally insulated from general account claims at December 31, 2017 and 2016 are attributed to the following products:

	2017	2016
Group annuities	$ 2,393,955	$ 2,297,161
Variable annuities	18,855,048	16,575,392
Variable universal life	436,446	385,393
Variable life	3,230,610	2,812,022
Modified separate account	20,646	22,062
WRL asset accumulator	9,826	10,069
Total separate account assets	$ 24,946,531	$ 22,102,099

To compensate the general account for the risk taken, the separate account paid risk charges of $12,133, $11,993, $12,368, $12,979, and $11,161 to the general account in 2017, 2016, 2015, 2014 and 2013, respectively. During the years ended December 31, 2017, 2016, 2015, 2014 and 2013, the general account of the Company had paid $750, $15,371, $43,256, $2,698, and $12,453, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)
8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks.  The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2017	2016	2015

Direct premiums	$ 3,656,349	$ 3,302,028	$ 3,198,245
Reinsurance assumed - non affiliates	76,854	89,277	94,177
Reinsurance assumed - affiliates	2,153,409	(1,651,630)	405,295
Reinsurance ceded - non affiliates	(3,181,521)	(95,982)	(85,971)
Reinsurance ceded - affiliates	(408,787)	1,631,880	(494,431)
Net premiums earned	$ 2,296,304	$ 3,275,573	$ 3,117,315

The Company received reinsurance recoveries in the amount of $558,976, $453,417 and $516,274 during 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled  $31,953 and $29,057. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2017 and 2016 of  $4,421,167 and $2,248,649, respectively, of which $2,037,895 and $2,099,048 were ceded to affiliates.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld.  As a result, TLIC transferred cash and invested assets to TPLIC.  Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis).  As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. The Company assumed modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TLIC. Assumed losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 7.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)
On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business.  Modified coinsurance separate account reserves of $401,609 were retained by the company.   As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statement of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis.  The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926).  A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves.  In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis.  The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228.  A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation.   The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Summary of Operations.

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate.  The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Summary of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate.  General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively.  Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively.  No consideration was paid or received related to the novation.  No gain or loss was recognized.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business.  The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established.  The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

During 2017 2016 and 2015, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $109,601 ($71,241 after tax) , $113,740 ($73,924 after tax) and $150,878 ($98,071 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC's Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008.  TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,150 and $1,391 of this balance during 2017 and 2016, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2017, 2016 and 2015 were $1,330,944, $1,404,444 and $1,440,113 respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements.  The risk reinsured to the affiliated reinsurer is retained by the Transamerica group.  The risks assumed by FReC are all affiliated variable annuity treaties.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements.  In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level.  The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $267,004 in 2017. The amount of collateral supporting the reserve credits was $263,490 in 2017. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

9. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2017
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 669,252	$ 55,273	$ 724,525
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	669,252	55,273	724,525
Deferred Tax Assets Nonadmitted	336,423	–	336,423
Subtotal (Net Deferred Tax Assets)	332,829	55,273	388,102
Deferred Tax Liabilities	106,178	48,270	154,448
Net Admitted Deferred Tax Assets	$ 226,651	$ 7,003	$ 233,654

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 862,256	$ 93,444	$ 955,700
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	862,256	93,444	955,700
Deferred Tax Assets Nonadmitted	307,256	–	307,256
Subtotal (Net Deferred Tax Assets)	555,000	93,444	648,444
Deferred Tax Liabilities	248,544	84,683	333,227
Net Admitted Deferred Tax Assets	$ 306,456	$ 8,761	$ 315,217

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ (193,004)	$ (38,171)	$ (231,175)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	(193,004)	(38,171)	(231,175)
Deferred Tax Assets Nonadmitted	29,167	–	29,167
Subtotal (Net Deferred Tax Assets)	(222,171)	(38,171)	(260,342)
Deferred Tax Liabilities	(142,366)	(36,413)	(178,779)
Net Admitted Deferred Tax Assets	$ (79,805)	$ (1,758)	$ (81,563)

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2017	2016	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$ 1,240	$ 1,212	$ 28
Policyholder reserves	262,962	400,728	(137,766)
Investments	61,874	198,541	(136,667)
Deferred acquisition costs	217,893	207,849	10,044
Compensation and benefits accrual	120	342	(222)
Receivables - nonadmitted	28,677	49,919	(21,242)
Section 197 Intangible Amortization	202	395	(193)
Corporate Provision	34	140	(106)
Policyholder Reserve Transitional Amount	92,893	–	92,893
Other (including items <5% of
ordinary tax assets)	3,357	3,130	227
Subtotal	669,252	862,256	(193,004)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	336,423	307,256	29,167
Admitted ordinary deferred tax assets	332,829	555,000	(222,171)

Capital:
Investments	55,273	93,444	(38,171)
Other (including items <5% of total
total capital tax assets)	–	–	–
Subtotal	55,273	93,444	(38,171)

Admitted capital deferred tax assets	55,273	93,444	(38,171)
Admitted deferred tax assets	$ 388,102	$ 648,444	$ (260,342)

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2017	2016	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 60,797	$ 186,250	$ (125,453)
Reinsurance Ceded	15,985	916	15,069
Provision for Contingent Debt	–	4,091	(4,091)
Deferred and uncollected premium	–	44,560	(44,560)
§807(f) adjustment	5,595	11,389	(5,794)
Separate account adjustments	623	1,339	(716)
Policyholder Reserve Transitional Amount	18,829		18,829
Other (including items <5% of total
ordinary tax liabilities)	4,349	(1)	4,350
Subtotal	106,178	248,544	(142,366)
Capital
Investments	48,270	84,683	(36,413)
Subtotal	48,270	84,683	(36,413)
Deferred tax liabilities	154,448	333,227	(178,779)
Net deferred tax assets/liabilities	$ 233,654	$ 315,217	$ (81,563)

On December 22, 2017, the Tax Cuts and Jobs Act ("TCJA") (HR 1, Pub. L. 115-97), was signed into law and reduced the federal tax rate to 21%.  As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses).

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC's Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where the Company's determinations are incomplete but the Company is able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform.

As a result of the TCJA, the Company's tax reserve deductible temporary difference decreased by an estimated $352,686. This change results in an offsetting $352,686 net deductible temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on a provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2017 and 2016 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2017
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ -	$ 29,680	$ 29,680
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		203,974	–	203,974
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	209,617	–	209,617
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	203,974
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		128,855	25,593	154,448
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 332,829	$ 55,273	$ 388,102

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

			December 31, 2016
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ 189,735	$ 21,620	$ 211,355
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		87,353	16,509	103,862
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	87,353	16,509	103,862
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	203,977
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		277,912	55,315	333,227
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 555,000	$ 93,444	$ 648,444

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ (189,735)	$ 8,060	$ (181,675)
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		116,621	(16,509)	100,112
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	122,264	(16,509)	105,755
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	(3)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		(149,057)	(29,722)	(178,779)
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ (222,171)	$ (38,171)	$ (260,342)

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

	December 31
	2017	2016	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	772%	674%	98%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$ 1,358,462	$ 1,359,844	$ (1,382)

The impact of tax planning strategies at December 31, 2017 and 2016 was as follows:

	December 31, 2017
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	22%	3%

	December 31, 2016
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	18%	3%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2017	2016	Change
Current Income Tax

Federal	$ 903,151	$ 14,354	$ 888,797
Foreign	–	–	–
Subtotal	903,151	14,354	888,797
Federal income tax on net capital gains	94,516	3,804	90,712
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–
Federal and foreign income taxes incurred	$ 997,667	$ 18,158	$ 979,509

	Year Ended December 31
	2016	2015	Change
Current Income Tax

Federal	$ 14,354	$ (29,748)	$ 44,102
Subtotal	14,354	(29,748)	44,102
Federal income tax on net capital gains	3,804	17,108	(13,304)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–
Federal and foreign income taxes incurred	$ 18,158	$ (12,640)	$ 30,798
The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2017 or 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2017	2016	2015

Current income taxes incurred	$ 997,667	$ 18,159	$ (12,640)

Change in deferred income taxes	39,231	42,764	(105,861)
(without tax on unrealized gains and losses)
Total income tax reported	$ 1,036,898	$ 60,923	$ (118,501)

Income before taxes	$ 1,058,153	$ 433,722	$ 198,070
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35%
statutory rate	$ 370,354	$ 151,803	$ 69,325

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(11,859)	(11,217)	(13,319)
Tax credits	(6,892)	(12,804)	(43,238)
Tax-exempt Income	(6)	(13)	(8)
Tax adjustment for IMR	231,471	(28,395)	(8,634)
Surplus adjustment for in-force ceded	113,000	(25,874)	(34,325)
Nondeductible expenses	13	107	382
Deferred tax benefit on other items in surplus	20,986	7,670	(78,300)
Provision to return	(57)	(201)	(2,526)
Life-owned life insurance	(1,268)	(1,281)	(1,283)
Dividends from certain foreign corporations	283	442	448
Prior period adjustment	–	–	(3,325)
Pre-tax income of single member limited liability company	227	2,234	(872)
Audit Adjustment - Permanent	–	(5,667)	–
Change in tax rates	357,034	–	–
Intercompany Dividends	(35,000)	(15,785)	(7,000)
Partnership Permanent Adjustment	(1,301)	(848)	4,077
Other	(87)	752	98
Total income tax reported	$ 1,036,898	$ 60,923	$ (118,501)

The Company's federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2017.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

As of December 31, 2017 and 2016, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

The Company incurred income taxes of $104,140, $0, and $20,289 during 2017, 2016, and 2015, respectively, which will be available for recoupment in the event of future net capital losses.

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate for years ending in December 31, 2017 and 2016 $1,804 and $1,616, respectively. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

Unrecognized Tax Benefits	December 31,
	2017	2016
Unrecognized tax benefits, opening balance	$ 1,616	$ 1,431
Additions for - tax positions of prior years	188	$ 185
Unrecognized tax benefits, ending balance	$ 1,804	$ 1,616

The Company classifies interest and penalties related to income taxes as income tax expense. The Company's interest (benefit) expense related to income taxes for the years ending in December 31, 2017, 2016, and 2015 is $20, $(343), and $224, respectively. The total interest payable balance as of December 31, 2017 and 2016 is $215 and $235, respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $6,063 in the Company's 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company's federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2017 and 2016.

The Company has no preferred stock authorized.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $159,327 without the prior approval of insurance regulatory authorities in 2018.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company received a capital contribution of $200,000 from its parent company on December 22, 2017 and also reported a contribution receivable from parent of $150,000 at December 31, 2017.

During 2017, the Company paid an ordinary common stock dividends to its parent in the amount of $175,000 on June 28 and an additional $175,000 on September 12. On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company. On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company.

On December 20, 2017, the Company provided a capital contribution of $1,510 to AEGON Direct Marketing Services, Inc., a subsidiary.

On December 31, 2017, World Financial Group Insurance Agency, Inc., a subsidiary, declared a common stock dividend in the amount of $100,000 to be paid to the Company within 30 days. A corresponding receivable from parent, subsidiaries, and affiliates was reported on the Company's Balance Sheet as of December 31, 2017. On September 30, 2016, the Company received dividends of $38,500 from Transamerica Asset Management, Inc. and $6,600 from Transamerica Fund Services, Inc., both subsidiaries.

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2017, the Company meets the minimum RBC requirements.

The Company's surplus notes are held by CGC and TA Corp.  These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2017 and 2016 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2017
CGC	$ 102,734	$ 6,164	$ 86,351	$ 514
TA Corp	57,266	3,436	38,661	286
Total	$ 160,000	$ 9,600	$ 125,012	$ 800

2016
CGC	$ 102,734	$ 6,164	$ 80,187	$ 514
TA Corp	57,266	3,436	35,225	286
Total	$ 160,000	$ 9,600	$ 115,412	$ 800

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2017 and 2016, respectively, securities with a fair value of $412,339 and $344,899 were on loan under securities lending agreements as part of this program. At December 31, 2017, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $428,169 and $425,875 at December 31, 2017 and 2016, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
	2017	2016
Open	$ 428,212	$ 425,817
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	428,212	425,817

Securities received	–	–
Total collateral received	$ 428,212	$ 425,817

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$ 45,939	$ 45,939	$ 64,657	$ 64,657
30 days or less	158,935	158,935	193,281	193,281
31 to 60 days	65,447	65,447	59,319	59,319
61 to 90 days	85,174	85,174	37,085	37,085
91 to 120 days	33,256	33,256	20,346	20,346
121 to 180 days	39,418	39,418	51,187	51,187
181 to 365 days	–	–	-	-
1 to 2 years	–	–	-	-
2 to 3 years	–	–	-	-
Greater than 3 years	–	–	-	-
Total	428,169	428,169	425,875	425,875

Securities received	–	–	-	-
Total collateral reinvested	$ 428,169	$ 428,169	425,875	425,875

For securities lending, the Company's sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $428,611 (fair value of $428,169) that are currently tradable securities that could be sold and used to pay for the $428,212 in collateral calls that could come due under a worst-case scenario.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company's employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code.  Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan.  Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense was $1,805, $1,786 and $1,616 was allocated to the Company for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Benefit Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by Transamerica Corporation (TA Corp). Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp.  The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $4,166, $3,789 and $4,715, for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company expensed $769, $812 and $1,089 related to these plans for the years ended December 31, 2017, 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2017, 2016 and 2015 was insignificant.

Postemployment Benefits – Restructurings

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $49,724, $61,264 and $79,111 during 2017, 2016 and 2015, respectively. The amount paid as a result of being a party to these agreements was $308,587, $302,445 and $296,093 during 2017, 2016 and 2015, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $41, $42 and $42 for the years ended December 31, 2017, 2016 and 2015, respectively.

At December 31, 2017 and 2016, the Company reported a net amount of $71,667 and ($64,869) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2017, 2016 and 2015, the Company (paid)/received net interest of  $(75), $58 and ($120), respectively, to affiliates.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $22,070, $20,705 and $23,447 for these services during 2017, 2016 and 2015, respectively.

At December 31, 2017, the Company had short-term intercompany notes receivable of $228,300 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 13,400	December 12, 2017	1.18%
TA Corp	25,300	December 19, 2017	1.18%
TA Corp	189,600	December 21, 2017	1.18%

At December 31, 2016, the Company had short-term intercompany notes receivable of $74,100 as follows.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 74,100	December 31, 2017	0.47%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2017 and 2016, the cash surrender value of these policies was $166,473 and $165,912, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees.  As discussed in Note 8 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $174,952 and $171,075 at December 31, 2017 and 2016, respectively.

Information regarding the Company's affiliated reinsurance transactions is available in Note 8. Reinsurance.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$18,064
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$48,287
Aegon Multi-Family Equity Fund, LLC (AMFEF)	$10,685
Natural Resources Alternatives Portfolio I, LLC (NRAP)	$38,125

These entity's financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48 entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in these entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2017:

December 31, 2017

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$11,370	$11,370	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	41,212	41,212	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$52,582	$52,582	$–
SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$52,582	$52,582	$–
Aggregate Total	XXX	$52,582	$52,582	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

December 31, 2016

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37.00%	$11,909	$11,909	$–
INTERSECURITIES INS AGENCY INC	100.00	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77.00	28,195	28,195	–
TRANSAMERICA FUND SERVICES INC	44.13	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100.00	–	–	–
AEGON DIRECT MARKETING SVC INC	73.55	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$40,104	$40,104	$–
SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$40,104	$40,104	$–
Aggregate Total	XXX	$40,104	$40,104	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

December 31, 2017
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	–	–	–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None			$–	–	–	–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2017	$11,785	Y	N	I
INTERSECURITIES INS AGENCY INC	S1	9/27/2017	–	Y	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	9/28/2017	28,177	Y	N	I
TRANSAMERICA FUND SERVICES INC	S1	9/27/2017	–	Y	N	I
WORLD FIN GRP INSURANCE AGENCY INC	S1	9/27/2017	–	Y	N	I
AEGON DIRECT MARKETING SVC INC	S1	9/27/2017	–	Y	N	I
Total SSAP No. 97 8b(iii) Entities	─	─	$39,962	─	─	─
SSAP No. 97 8b(iv) Entities
None			$–	–	–	–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$39,962	─	─	─
Aggregate Total	─	─	$39,962	─	─	─

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

December 31, 2016
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$14,215	Y	N	I
INTERSECURITIES INS AGENCY INC	S1		–	N	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	11/16/2016	47,762	Y	N	I
TRANSAMERICA FUND SERVICES INC	S1		–	N	N	I
WORLD FIN GRP INSURANCE AGENCY INC	S1		–	N	N	I
AEGON DIRECT MARKETING SVC INC	S1		–	N	N	I
Total SSAP No. 97 8b(iii) Entities	─	─	$61,977	─	─	─
SSAP No. 97 8b(iv) Entities
None			$–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$61,977	─	─	─
Aggregate Total	─	─	$61,977	─	─	─

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation.  Information regarding these entities for the year ended December 31, 2017 is as follows: For the years ended December 31, 2017, 2016 and 2015, respectively, direct premiums of $928,060, $726,175 and $806,183 were written by MGA's and TPA's.

					Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$ 778,549
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	21,573
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	127,901
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					37

Total					$ 928,060

C-	Claims Payment
CA-     Claims Adjustment
B-	Binding Authority1%
P-	Premium Collection
U-       Underwriting

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $53,036,638 and $52,844,297 as of December 31, 2017 and 2016, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $0 and $15 at December 31, 2017 and 2016, respectively. Effective July 1, 2017, the Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

At December 31, 2017 and 2016, the Company has mortgage loan commitments of $59,797 and $17,736, respectively.

The Company has contingent commitments of $171,393 and $185,080 at December 31, 2017 and 2016, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $83,036 and $70,929, respectively.

Private placement commitments outstanding as of December 31, 2017 were $6,221.  The Company had no private placement commitments outstanding as of December 31, 2016.

Securities acquired (sold) on a to-be-announced (TBA) basis as of December 31, 2017  were $307,547.  The Company had no securities acquired (sold) on a TBA basis as of December 31, 2016.

At December 31, 2017 and 2016, securities in the amount of $5,918 and $20,484, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company's strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,879,990. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2017 and 2016, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2017	2016

Membership Stock:
Class A	$ –	$ –
Class B	10,000	10,000
Activity Stock	59,000	63,000
Excess Stock	–	–
Total	$ 69,000	$ 73,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

At December 31, 2017, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock
Class A	$ –	$ –	$ –	$ –
Class B	–	–	–	10,000
Total	$ –	$ –	$ –	$ 10,000

At December 31, 2017 and 2016, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
December 31, 2017
Total Collateral Pledged	$ 1,886,931	$ 1,815,666
Maximum Collateral Pledged	$ 2,081,904	$ 2,027,116

	Fair Value	Carry Value
Decemeber 31, 2016
Total Collateral Pledged	$ 1,924,639	$ 1,883,635
Maximum Collateral Pledged	$ 1,924,639	$ 1,883,635

At December 31, 2017 and 2016, the borrowings from the FHLB were as follows:

	December 31, 2017		December 31, 2016
		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$ 1,175,000	$ –	$1,175,000	$ –
Funding agreements[2]	300,000	301,274	400,000	400,157
Other	–	–	–	–
Total	$ 1,475,000	$ 301,274	$1,575,000	$ 400,157

[1]The maximum amount of borrowing during 2017 was $1,175,000
[2]The maximum amount of borrowing during 2017 was $300,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

As as December 31, 2017, the weighted average interest rate on FHLB advances was 1.644% with a weighted average term of 8.2 years. As of December 31, 2016, the weighted average interest rate on FHLB advances was 0.805% with a weighted average term of 24.8 years.

At December 31, 2017 the prepayment penalties information is as follows:

Does the Company have
prepayment obligations
under the following
arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2017 for the total payout block is $2,227,716. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2016 and 2015, the Company's reserves related to this matter were not material to the Company's financial position.

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2016 and 2015, the Company's estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company's financial position.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2017 and 2016, the Company had dollar repurchase agreements outstanding in the amount of $300,218 and $175,171, respectively. The Company had an outstanding liability for borrowed money in the amount $298,910 and $170,594, which included accrued interest of $811 and $444, at December 31, 2017 and 2016, respectively due to participation in dollar repurchase agreements.

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
	2017	2016
Open	$ 298,098	$ 170,150
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	298,098	170,150

Securities received	–	–
Total collateral received	$ 298,098	$ 170,150

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2017 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)
Bonds:
NAIC 3	1	$ 123	$ 122	$ 0

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2017 and 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2017
Balance Sheet:
Total liabilities as reported in the company's Annual Statement	48,347,494
Increase other liabilities	14,200
Total liabilities as reported in the accompanying audited
statutory basis balance sheet	48,361,694

Capital and Surplus as reported in the Company's Annual Statement	1,593,267
Decrease in unassigned surplus	(14,200)
Total liabilities as reported in the accompanying audited
statutory basis balance sheet	1,579,067

December 31,
2016
Balance Sheet:
Total assets as reported in the company's Annual Statement	41,515,552
Decrease Cash, cash equivalents and short-term investments	(40,000)
Increase accounts receivable	40,000
Decrease in other assets	(34,708)
Total assets as reported in the accompanying audited
statutory basis balance sheet	41,480,844

Liabilities as reported in the Company's Annual Statement	39,837,875
Decrease in Remmittances and items not allocated	(34,708)
Total liabilities as reported in the accompanying audited
statutory basis balance sheet	39,803,167

Transamerica Premier Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)
(Dollars in Thousands)

December 31,
2017
Income Statement
Total benefits and expenses	3,565,804
Increase Operating expenses and taxes (other than Federal income and capital gains tax)	14,200
Total benefits and expenses	3,580,004

Net income (loss) as reported in the company's Annual Statement	(307,993)
Decrease in Net Income	(14,200)
Net income (loss) as reported in the accompanying audited
statutory basis income statement	(322,193)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2017 through April 26, 2018.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2017. In January 2018, in connection with the transformation of the Company's and its parent's U.S. business and long term strategy, a Company affiliate entered into a multi-year third party administration arrangement for the administration of certain U.S. based in-force policies.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9

Entity Name	FEIN
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9

Entity Name	FEIN
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis
Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2017

SCHEDULE I
	Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
	Fixed maturities
	Bonds:
	United States government and government agencies and authorities	$ 1,814,854	$ 1,922,774	$ 1,842,101
	States, municipalities and political subdivisions	893,156	904,413	893,156
	Foreign governments	286,717	297,238	286,717
	Hybrid securities	304,660	330,456	304,640
	All other corporate bonds	13,839,319	14,993,303	13,830,252
	Preferred stocks	11,927	9,865	10,513
	Total fixed maturities	17,150,633	18,458,049	17,167,379

	Equity securities
	Common stocks:
	Public utilities	–	–	–
	Banks, trust and insurance	–	–	–
	Industrial, miscellaneous and all other	69,284	70,527	70,527
	Total equity securities	69,284	70,527	70,527

	Mortgage loans on real estate	2,197,465		2,197,465
	Real estate	223,066		223,066
	Policy loans	925,403		925,403
	Other long-term investments	244,262		244,262
	Receivable for securities	35,560		35,560
	Securities lending	428,169		428,169
	Cash, cash equivalents and short-term investments	1,253,066		1,253,066
	Total investments	$ 22,526,908		$ 22,544,897

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)
United States government, state, municipal and political, hybrid and corporate bonds of $37,271 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $7,390 due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2017
Individual life	$ 8,490,074	$ –	$ 102,824	$ 1,030,788	$ 1,190,643	$ 1,233,999	$ 784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–
	$ 16,056,274	$ 112,418	$ 434,521	$ 2,296,304	$ 879,492	$ 6,219,474	$ (2,653,671)

Year ended December 31, 2016
Individual life	$ 7,721,858	$ –	$ 108,989	$ 1,303,184	$ 394,034	$ 1,023,730	$ 785,112
Individual health	943,236	25,921	52,368	604,965	48,937	583,032	184,394
Group life and health	571,548	23,520	81,892	625,305	32,127	344,371	282,335
Annuity	3,524,696	–	539	742,119	317,440	1,178,421	(116,869)
Other	–	–	–	–	1,271	–	–
	$ 12,761,338	$ 49,441	$ 243,788	$ 3,275,573	$ 793,809	$ 3,129,554	$ 1,134,972

Year ended December 31, 2015
Individual life	$ 7,156,386	$ –	$ 115,608	$ 1,150,974	$ 384,675	$ 847,985	$ 797,712
Individual health	874,366	30,940	57,676	530,294	41,789	524,184	237,922
Group life and health	597,169	19,430	92,704	636,321	32,370	353,653	211,968
Annuity	3,588,428	–	676	800,588	332,207	974,119	(32,714)
Other	–	–	–	–	74,461	–	–
	$ 12,216,349	$ 50,370	$ 266,664	$ 3,118,177	$ 865,502	$ 2,699,941	$ 1,214,888

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2017
Life insurance in force	$ 221,055,780	$ 69,201,990	$ 987,895	$ 152,841,685	1%

Premiums:
Individual life	$ 1,851,802	$ 846,830	$ 25,816	$ 1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%
	$ 3,656,349	$ 3,590,308	$ 2,230,263	$ 2,296,304	97%

Year ended December 31, 2016
Life insurance in force	$ 219,520,173	$ 73,369,751	$ 338,978	$ 146,489,399	0%

Premiums:
Individual life	$ 1,741,458	$ 448,239	$ 9,965	$ 1,303,184	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	701,088	(2,072,383)	(2,031,352)	742,119	-274%
	$ 3,301,086	$ (1,536,840)	$ (1,562,353)	$ 3,275,573	-48%

Year ended December 31, 2015
Life insurance in force	$ 199,150,576	$ 77,398,265	$ 5,030,659	$ 126,782,970	4%

Premiums:
Individual life	$ 1,606,948	$ 464,671	$ 8,697	$ 1,150,974	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	815,734	33,124	17,978	800,588	2%
	$ 3,198,246	$ 580,403	$ 499,473	$ 3,117,316	16%

PART C - OTHER INFORMATION
Item 26.		Exhibits
(a)		Board of Directors Resolution
	(i)	Resolution of the Board of Directors of Western Reserve establishing the separate account (3)
	(ii)	Resolution of TPLIC Board authorizing Plan of Merger and attached Plan of Merger (15)
	(iii)	Resolution of WRL Board of Directors authorizing Plan of Merger and attached Plan of Merger (15)
	(iv)	Resolution Authorizing Re-domestication of the Separate Account (15)
(b)		Not Applicable
(c)		Underwriting Contracts
	(i)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Monumental Life dated March 1, 2013 (13)
(ii)
Amendment No. 1 to Amended and Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated July 31, 2014 (15)

(d)		Contracts
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (1)
	(ii)	Endorsement (EL101) (2)
(e)		Applications
Application for Flexible Premium Variable Life Insurance Policy (1)
(f)		Depositor’s Certificate of Incorporation and By-Laws
	(i)	Restated Articles of Incorporation and Articles of Re-domestication of TPLIC (formerly, Monumental Life Insurance Company) (16)
	(ii)	Amended By-Laws of TPLIC (formerly, Monumental Life Insurance Company) (13)
(g)		Reinsurance Contracts
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (3)
	(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (3)
(h)		Participation Agreements
(i)
Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(ii)
Amendment No. 1 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(iii)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013(11)

(iv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(v)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(vi)
Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (18)

(vii)
Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (18)

(viii)
Amendment No. 2 dated November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  and Transamerica Premier Life Insurance Company dated May 1, 2013 (18)

	(ix)	Amended Schedule A to Participation Agreement dated 5-1-2015 (TST) (19)
	(x)	Amended Schedule A to Participation Agreement dated 12-18-2015 (TST) (19)

(xi)	Amended Schedule A to Participation Agreement dated 3-21-2016 (TST) (19)
(xii)	Amended Schedule A to Participation Agreement dated 5-01-2016 (TST) (19)
(xiii)	Amended Schedule A to Participation Agreement dated 12-16-2016 (TST) (20)
(xiv)	Amended Schedule A to Participation Agreement dated 5-1-2017 (TST) (20)
(xv)	Amended Schedule A to Participation Agreement dated 9-29-2017 (TST) (21)
(xvi)	Amended Schedule A to Participation Agreement dated 2-1-2018 (TST) (21)
(xvii)	Amended Schedule A to Participation Agreement dated 5-1-2018(TST) (21)
(xviii)	Participation Agreement Among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000 (18)
(xix)	Amendment No. 1 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 3-8-2004 (18)
(xx)	Amendment No. 2 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 5-1-2005 (18)
(xxi)	Amendment No. 3 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 6-27-2007 (18)
(xxii)	Amendment No. 4 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 10-1-2007 (18)
(xxiii)
Amendment No. 5 (Privacy) to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 3-1-2012 (18)

(xxiv)
Amendment No. 6 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 5-1-2013 (18)

(xxv)
Amendment No. 7 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 10-1-2014 (18)

(xxvi)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011 (9)
(xxvii)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (6)
(xxviii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (5)
(xxix)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2008 (5)
(xxx)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008 (7)
(xxxi)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (9)
(xxxii)	Amendment No. 6 to Participation Agreement among Western Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013 (11)
(xxxiii)	Amendment No. 7 to Participation Agreement among Transamerica Premier Life Insurance Company and ProFunds, Access One Trust and ProFund Advisors LLC dated June 2, 2016 (20)
(xxxiv)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (9)
(xxxv)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated August 2, 2000 (12)
(xxxvi)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated May 9, 2008 (12)
(xxxvii)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated March 1, 2012 (13)
(xxxviii)	Amendment No. 3 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 30, 2014 (14)
(xxxix)	Amendment No. 4 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated October 1, 2014 (15)
(xl)	Amended Schedule A to Participation Agreement dated 5-1-2015 (19)

(xli)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (8)

(xlii)
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (8)

(xliii)
Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (10)

(xliv)
Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (9)

(xlv)
Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust. Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013 (11)

(xlvi)
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011(10)

(xlvii)
Amendment No.6 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2014 (18)

(xlviii)
Amendment No.7 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated September 30, 2014 (18)

(xlix)
Amendment No.8 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated October 24, 2014 (18)

(i)		Not Applicable
(j)		Not Applicable
(k)		Legal Opinion
	(i)	Legal Opinion and Consent of Arthur D. Woods, Esq. (22)
(l)		Actuarial Opinion
	(i)	Not Applicable
(m)		Sample Hypothetical Illustration (4)
(n)		Other Opinions:
	(i)	Written Consent of PricewaterhouseCoopers LLP (2 2)
(o)		Not Applicable
(p)		Not Applicable
(q)		Redeemability Exemption
	(i)	Memorandum describing issuance, transfer and redemption procedures (17)
(r)		Powers of Attorney for: (20)
	(i)	David Schulz
	(ii)	Blake S. Bostwick
	(iii)	Jason Orlandi
	(iv)	C. Michael van Katwijk
	(v)	Eric J. Martin
	(vi)	Mark Mullin
_____________________________________
(1)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated March 14, 1997 (File No. 333-23359) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 10 to Form N-6 Registration Statement dated April 26, 2004 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(9)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(10)	This exhibit previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 22, 2013 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective amendment No. 5 to Form N-4 Registration Statement dated April 29, 2009 (File No. 333-146323) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective amendment No. 10 to Form N-4 Registration Statement dated April 30, 2014 (File No. 333-146323) and is incorporated herein by reference.
(15)	This exhibit was previously filed on the Initial Registration Statement dated October 1, 2014 (File No. 333-199047) and is incorporated herein by reference.
(16)	Incorporated herein by reference to initial filing to Form N-4 Registration Statement (File 333-138040) filed on October 17, 2006.
(17)	This exhibit was previously filed on the Initial Registration Statement dated October 1, 2014 (File No. 333-199057) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 28, 2015 (File No. 333-199047) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 20, 2016 (File No. 333-199047) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated April 26, 2017 (File No. 333-199047) and is incorporated herein by reference.
(21)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 dated April 27, 2018 (File No. 333-199047) and is incorporated herein by reference.
(22)	Filed herewith

Item 27.   Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Blake B. Bostwick	(1)	Director and President
C. Michiel van Katwijk	(2)	Director, Chief Financial Officer, Executive Vice President and Treasurer
Mark W. Mullin	(2)	Director and Chairman of the Board
Jay Orlandi	(2)	Director, Executive Vice President, General Counsel and Secretary
David Schulz	(3)	Director, Chief Tax Officer and Senior Vice President
Eric J. Martin	(3)	Assistant Treasurer, Controller and Senior Vice President
______________________________________
(1)	1801 California Street, Suite 5200, Denver, CO 80202-2642
(2)	100 Light St., Baltimore, MD 21202
(3)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

Item 28.  Persons Controlled or Under Common Control with the Depositor or Registrant

As of December 31, 2017 , the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship .

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware
Members:  Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)
Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware
Members:  Aegon Community  Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)
Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 52, LLC	Delaware
Members:  Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)
Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%) ; Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware
Members:   Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON:  Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.
Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware
Members:  Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON:  U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)
Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC
Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware
Members:  Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member:  AEGON USA Realty Advisors, LLC
Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (44.17%~~)~~; Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                  Indemnification

      The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                        Principal Underwriter

(a)      Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director and Vice President
David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board
Mike Curran	(3)	Chief Compliance Officer
Gregory E. Miller-Breetz	(1)	Secretary
Vincent J. Toner	(3)	Vice President
John Koehler	(3)	Vice President
Alison Ryan	(4)	Assistant Secretary
(1)    100 Light Street, Floor B1, Baltimore, MD  21202
(2)    4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)    1801 California Street, Suite 5200, Denver, CO  80202
(4)    1150 S. Olive St., Los Angeles, CA  90015

(c)      Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$0	0	0	0
(1)	Fiscal year 2017

Item 31.                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Premier Life Insurance Company at 570 Carillon Parkway, St. Petersburg, Florida 33716, 12855 Starkey Road, Largo, Florida 33773 or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001.

Item 32.                      Management Services

Not Applicable

Item 33.                    Fee Representation

Transamerica Premier Life Insurance Company (“Transamerica Premier”) hereby represents that the fees and charges deducted under the WRL Financial Freedom Builder policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 27th day of April 2018.

WRL SERIES LIFE ACCOUNT
(Registrant)

Transamerica Premier Life Insurance Company
(depositor)

By: Blake S. Bostwick*
Director and President
of Transamerica Premier Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2018:

Blake S. Bostwick* Blake S. Bostwick	Director and President

C. Michiel van Katwijk* C. Michiel van Katwijk	Director, Chief Financial Officer, Executive Vice President and Treasurer

Mark W. Mullin* Mark W. Mullin	Director and Chairman of the Board

Jay Orlandi* Jay Orlandi	Director, Executive Vice President, General Counsel And Secretary

David Schulz* David Schulz	Director, Chief Tax Officer and Senior Vice President

Eric J. Martin* Eric J. Martin	Assistant Treasurer, Controller and Senior Vice President

s/ Arthur D. Woods *By: Arthur D. Woods

*By: Arthur D. Woods – Attorney-in-Fact pursuant to Powers of Attorney previously filed.

Exhibit Index

Exhibit                                  Description
No.                                  of Exhibit

26(k) (i)	Legal Opinion & Consent of Arthur D. Woods, Esq.

26(n)(i)	Written Consent of PricewaterhouseCoopers LLP